SUPPLEMENTS TO THE PROSPECTUS DATED JULY 1, 1999
                                     FOR THE
                SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                              LIFE INSURANCE POLICY
                                    ISSUED BY
                        PRINCIPAL LIFE INSURANCE COMPANY

Effective August 10, 1999:

Page 21 of the prospectus discusses various requirements for Policy Loans. For Policies issued in the state of Connecticut, the minimum policy loan requirement of $500 does not apply.

Effective January 10, 2000:

The following changes are made to the Prospectus for policies issued ONLY in the State of New York:

1. The Death Benefit Guarantee Rider described on page 34 of the prospectus is not a rider in New York. The terms of this rider are included as a separate provision of the policy form. There is no separate charge or fee for this provision.

2. The Extended Coverage Rider described on page 34 of the prospectus is not available for contracts issued in New York.

3. Effective October 1, 1999, under GROWTH-ORIENTED ACCOUNT - SmallCap Value Account, Stephen Rich is removed.

4. The section entitled "Suicide" on page 36 of the prospectus is deleted and replaced with the following:
         "If either insured dies by suicide, while sane or insane, within two years of the policy date (of two years from the date of face amount increase with respect to such increase), we will issue a single life variable life insurance policy to the survivor without evidence of good health. The face amount of the new policy will be one-half of the face amount of the original policy. We will refund one-half of the premium received for the original policy."


LV 111 S-1





     Survivorship Flexible Premium Variable Universal Life Insurance Policy


The Survivorship Flexible Premium Variable Universal Life Insurance Policy (the "Policy") is issued by Principal Life Insurance Company (the "Company"). The Policy provides:
o    a death benefit payable on the death of the surviving insured;
o    policy loans; and
o a net surrender value which may be accessed by a partial or total surrender of the Policy.

This prospectus provides information that you should know before buying a Policy. It is accompanied by a current prospectus for the underlying mutual funds that are available under the Policy. Please read these prospectuses carefully and keep them for future reference.

The investment options available under the Policy are:

Principal Variable Contracts Fund, Inc.
      Aggressive Growth Account
      Asset Allocation Account
      Balanced Account
      Bond Account
      Capital Value Account
      Government Securities Account
      Growth Account
      International Account
      International SmallCap Account
      MicroCap Account
      MidCap Account
      MidCap Growth Account
      Money Market Account
      Real Estate Account
      SmallCap Account
      SmallCap Growth Account
      SmallCap Value Account
      Stock Index 500 Account
      Utilities Account

 Fidelity Variable Insurance Products Fund II
          Contrafund Portfolio
 Fidelity Variable Insurance Products Fund:
          Equity-Income Portfolio
          High Income Portfolio
 Putnam Variable Trust
          Global Asset Allocation Fund
          Vista Fund
          Voyager Fund


As in the case of other life insurance policies, it may not be in your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage.

This Policy is NOT:
o    a bank deposit
o    endorsed by a bank or government agency
o    federally insured
The Policy involves investment risk, including possible loss of principal.

You should be aware that the Securities and Exchange Commission ("SEC") has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It is a criminal offense to say otherwise.


                      This prospectus is dated July 1, 1999.



                                TABLE OF CONTENTS

GLOSSARY...............................................................   4
SUMMARY................................................................   6
     The Policy........................................................   6
     Premiums..........................................................   7
     Policy Value......................................................   7
     Investment Account................................................   7
     Fixed Account.....................................................   7
     Transfers.........................................................   7
     Policy Loans......................................................   7
     Loan Account......................................................   7
     Surrenders........................................................   7
     Charges and Deductions............................................   8
     Death Benefits and Proceeds.......................................   9
     Maturity Proceeds.................................................   9
     Adjustment Options................................................   9
     Termination and Reinstatement.....................................   9
     Ten Day Examination Offer.........................................   9
THE COMPANY............................................................  10
PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT........  10
THE FUNDS..............................................................  11
THE POLICY.............................................................  16
     To Buy a Policy...................................................  16
     Payment of Premiums...............................................  17
     Premium Limitations...............................................  17
     Allocation of Premiums............................................  17
     Ten Day Examination Offer.........................................  18
     Policy Values.....................................................  18
     Investment Account Transfers......................................  19
     Fixed Account Transfers...........................................  20
     Automatic Portfolio Rebalancing (APR).............................  20
     Policy Loans......................................................  21
     Loan Account......................................................  21
     Surrenders........................................................  22
DEATH BENEFITS AND RIGHTS..............................................  23
     Death Proceeds....................................................  23
     Death Benefit Options.............................................  23
     Change in Death Benefit Option....................................  25
     Adjustment Options................................................  25
CHARGES AND DEDUCTIONS.................................................  26
     Premium Expense Charge............................................  26
     Monthly Policy Charge.............................................  26
     Cost of Insurance Charge..........................................  27
     Administration Charge.............................................  27
     Mortality and Expense Risk Charge.................................  27
     Transaction Charge................................................  28
     Surrender Charge..................................................  28
     Other Charges.....................................................  28
THE FIXED ACCOUNT......................................................  29
POLICY TERMINATION AND REINSTATEMENT...................................  30
     Policy Termination ................................................ 30
     Reinstatement ....................................................  31
OTHER MATTERS..........................................................  32
     Voting Rights.....................................................  32
     Statement of Values...............................................  32
     Services Available by Telephone...................................  33
GENERAL PROVISIONS.....................................................  34
     The Contract......................................................  34
     Optional Insurance Benefits.......................................  34
     Misstatement of Age or Gender.....................................  35
     Assignment........................................................  35
     Ownership.........................................................  35
     Beneficiary.......................................................  35
     Benefit Instructions..............................................  35
     Benefit Payment Options...........................................  36
     Rights to Exchange Policy.........................................  36
     Non-Participating Policy..........................................  36
     Incontestability..................................................  36
     Suicide...........................................................  36
     Delay of Payments.................................................  37
     Addition, Deletion or Substitution of Investments.................  37
OFFICERS AND DIRECTORS OF PRINCIPAL MANAGEMENT CORPORATION.............  38
OFFICERS AND DIRECTORS OF PRINCIPAL LIFE INSURANCE COMPANY.............  38
DISTRIBUTION OF THE POLICY.............................................  40
STATE REGULATION.......................................................  40
FEDERAL TAX MATTERS....................................................  41
     Tax Status of the Company and the Separate Account................  41
     Charges for Taxes.................................................  41
     Diversification Standards.........................................  41
     IRS Definition of Life Insurance..................................  41
     Modified Endowment Contract Status................................  41
     Policy Surrenders and Partial Surrenders..........................  42
     Policy Loans and Loan Interest....................................  42
     Corporate Alternative Minimum Taxes...............................  42
     Exchange or Assignment of Policies................................  42
     Withholding.......................................................  42
     Other Tax Issues..................................................  42
EMPLOYEE BENEFIT PLANS.................................................  43
LEGAL OPINIONS.........................................................  43
LEGAL PROCEEDINGS......................................................  43
REGISTRATION STATEMENT.................................................  43
OTHER VARIABLE INSURANCE CONTRACTS.....................................  43
RESERVATION OF RIGHTS..................................................  43
YEAR 2000 READINESS DISCLOSURE.........................................  43
CUSTOMER INQUIRIES.....................................................  44
INDEPENDENT AUDITORS...................................................  44
FINANCIAL STATEMENTS...................................................  44
APPENDIX A............................................................. 142
APPENDIX B TARGET PREMIUMS............................................. 147

The Policy offered by this prospectus may not be available in all states. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

GLOSSARY
adjustment - change to your policy resulting from an increase or decrease in policy face amount or a change in: smoking status; death benefit option; rating or riders.

adjustment date - the monthly date on or next following the Company's approval of a requested adjustment.

attained age - for each insured, it is the insured's age on the birthday on or preceding the last policy anniversary.

business day - any date that the New York Stock Exchange is open for trading and trading is not restricted.

division - a part of the Separate Account which invests in shares of a mutual fund.

effective date - the date on which all requirements for issuance of a Policy have been satisfied.

Fixed Account - that part of the dollar amount in the policy that reflects value in the General Account of the Company.

General Account - assets of the Company other than those allocated to any of our Separate Accounts.

insureds - the persons named as the "insureds" on the application for the Policy. The insureds may or may not be the owners.

Investment Account - that part of the dollar amount in the policy that reflects your investment in one of the divisions of the Separate Account.

Loan Account - that part of the dollar amount in the policy that reflects the value transferred from the Investment Account(s) and/or Fixed Account as collateral for a policy loan.

monthly  date - the day of the month  which is the same day as the policy  date.
     Example: If the policy date is September 5, 1999, the first monthly date is October 5, 1999.

monthly policy charge - the amount subtracted from the policy value on each monthly date equal to the sum of the cost of insurance and of additional benefits provided by any rider plus the monthly administration charge and mortality and expense risks charge in effect on the monthly date.

mutual fund - a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division of the Separate Account invests.

net premium - the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the Investment Accounts and/or Fixed Account.

net surrender value - policy value minus any surrender charge minus any policy loans and unpaid loan interest.

notice - any form of communication received in our home office which provides the information we need which may be in writing or another manner which we approve in advance.

owner - the person, including joint owner, who owns all the rights and privileges of this Policy.

policy date - the date from which monthly dates, policy years and policy anniversaries are determined.

policy value - an amount equal to the Fixed Account value plus the Investment Account value(s) plus the Loan Account value.

policy year - the one-year period beginning on the policy date and ending one day before the policy anniversary and any subsequent one year period beginning on a policy anniversary.
         Example: If the policy date is September 5, 1999, the first policy year ends on September 4, 2000. The first policy anniversary falls on September 5, 2000.

premium expense charge - the charge deducted from premium payments to cover a sales charge, state and local premium taxes and federal taxes.

prorated basis - in the proportion that the value of a particular Investment Account or the Fixed Account bears to the total value of all Investment Accounts and the Fixed Account.

surrender value - policy value minus any surrender charge.

surviving insured - the insured who is living at the death of the other insured. If both insureds die simultaneously, then the term "surviving insured" means the younger of the two insureds.

target premium - a premium amount which is used to determine the maximum sales charge that is included as part of the premium expense charge and any applicable surrender charge under a Policy. Target premiums are provided in Appendix B.

unit - the accounting measure used to calculate the value of the Separate Account divisions.

valuation date - the date as of which the net asset value of a mutual fund is determined.

valuation period - the period of time between determination of net asset value on one valuation date and the next valuation date.

written request - actual delivery to the Company at our home office of a written notice or request, signed and dated, on a form we supply or approve.

         Your notices may be mailed to us at:

                  Principal Life Insurance Company
                  P O Box 9296
                  Des Moines, Iowa 50306-9296

SUMMARY
This prospectus describes a survivorship flexible variable universal life policy offered by the Company. This is a brief summary of the Policy's features. More detailed information follows later in this prospectus.

The Policy
The Policy is designed to provide you with:
     o   insurance protection covering two individuals,
     o   a death benefit payable at the death of the surviving insured, and
     o   flexibility in:
         o the amount and frequency of premium payments (subject to certain limitations), and
         o the amount of life insurance proceeds payable under the Policy.

You may allocate your net premium payments to divisions of the Separate Account and/or the Fixed Account. Not all divisions are available in all states. A current list of divisions available in your state may be obtained from a sales representative or our home office.

Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

Division:                                    the division invests in:
                                       Principal Variable Contracts Fund, Inc.
 Aggressive Growth                           Aggressive Growth Account
 Asset Allocation                            Asset Allocation Account
 Balanced                                    Balanced Account
 Bond                                        Bond Account
 Capital Value                               Capital Value Account
 Government Securities                       Government Securities Account
 Growth                                      Growth Account
 International                               International Account
 International SmallCap                      International SmallCap Account
 MicroCap                                    MicroCap Account
 MidCap                                      MidCap Account
 MidCap Growth                               MidCap Growth Account
 Money Market                                Money Market Account
 Real Estate                                 Real Estate Account
 SmallCap                                    SmallCap Account
 SmallCap Growth                             SmallCap Growth Account
 SmallCap Value                              SmallCap Value Account
 Stock Index 500                             Stock Index 500 Account
 Utilities                                   Utilities Account
 Fidelity Contrafund                    Fidelity VIP II Contrafund Portfolio Initial Class
 Fidelity Equity-Income                 Fidelity VIP Equity-Income Portfolio Initial Class
 Fidelity High Income                   Fidelity VIP High Income Portfolio Initial Class
 Putnam Global Asset Allocation         Putnam VT Global Asset Allocation Fund
 Putnam Vista                           Putnam VT Vista Fund
 Putnam Voyager                         Putnam VT Voyager Fund

Premiums
The Company guarantees that the Policy will stay in force if you have paid enough premium to meet the grace period provision (see THE POLICY - Payment of Premiums).

Your net premiums are allocated to divisions of the Separate Account and/or the Fixed Account. Your initial net premium is allocated to the Money Market division at the end of the valuation date we receive the premium. Twenty-one days after the effective date of the Policy, the money is reallocated using your allocation instructions (see THE POLICY - Allocation of Premiums).

Policy Value
Your Policy value is:
     o the value(s) of your Investment Account(s)
     o plus the value of your Fixed Account
     o plus the value of your Loan Account.

Investment Account
An Investment Account is set up for each division to which you allocate a portion of your net premium. The value of an Investment Account reflects the investment experience of the division that you choose.

Fixed Account
The Company guarantees that net premiums allocated to the Fixed Account earn interest at a guaranteed rate. In no event will the guaranteed interest rate be less than 3% compounded annually.

Transfers
You may transfer amounts between the Investment Accounts and/or the Fixed Account subject to certain limitations. Transfers in and out of the Fixed Account are subject to specific limitations described in THE POLICY - Fixed Account Transfers.

We reserve the right to charge a transfer fee on each unscheduled transfer after the 12th such transfer in a policy year. The fee will not be more than $25 per unscheduled transfer.

Policy Loans
You may borrow against your policy value any time the Policy has a net surrender value. The minimum amount of a loan is $500.

Loan Account
When you take a policy loan, we establish a Loan Account. An amount equal to the amount of the policy loan is transferred to the Loan Account from your Investment Accounts and/or Fixed Account. Interest is paid on the amount in the Loan Account.

Surrenders (total and partial)
Total Surrender
     o   You may surrender your Policy and receive the net surrender value.
     o We calculate the net surrender value as of the date we receive your written request.
     o A surrender charge is imposed on total surrenders within ten years of the policy date (another date may apply if the Policy has been reinstated or the face amount increased).

Partial Surrender
     o After the second policy year, you may request a partial surrender of the net surrender value.
     o   The minimum amount of partial surrender is $500.
     o The total of your partial surrenders during a policy year may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year).
     o Surrenders are taken from premiums paid into the Policy on a last-in, first-out basis.
     o   Partial surrenders are limited to no more than two in each policy year.

Charges and Deductions
Premium Expense Charge
Deductions from premiums during each of the first ten years (and with respect to premiums made because of a face amount increase, during the first ten years after the increase) equal:
     o sales load of 5.0% of premiums paid which are less than or equal to target premiums (2.0% of premiums in excess of target premiums)
     o   plus 2.20% for state and local taxes
     o   plus 1.25% for federal taxes.

Deductions after the first ten policy years (and after ten years of a face amount increase) include:
     o   sales load of 2.0% of premiums paid
     o   plus 2.20% for state and local taxes
     o   plus 1.25% for federal taxes.

Surrender Charges
A surrender charge is imposed on Policy termination or total surrender during the first ten policy years (and ten years after an increase in the face amount) (see CHARGES AND DEDUCTIONS - Surrender Charge).

Surrender charge percentage. The surrender charge during any policy year is equal to the number of target premiums from the table below multiplied by the applicable surrender charge percentage also shown below:

           Joint Equivalent Age (JEA)
                  on policy or                                  Number of
                 adjustment date                             target premiums

                  75 or less                                      1.00
                  76 through 85                                   0.90
                  86 or greater                                   0.75

                            Surrender Charge Percentage Table

       Number of years since policy date             The following percentage of
           and/or the adjustment date                surrender charge is payable

                  1 through 5                                   100.00%
                  6                                              95.24
                  7                                              85.71
                  8                                              71.43
                  9                                              52.38
                  10                                             28.57
                  11 and later                                   00.00

The surrender charge on a face amount increase is calculated by multiplying the increase in target premium due to the face increase by the applicable number of target premiums from the table above. This result is multiplied by the applicable surrender charge percentage from the above table to get the increase in surrender charges for all years.

Monthly Policy Charges
     o   Administration charge:
         o    The current monthly administration charge is $8.00 per month.
         o An additional monthly administration charge is imposed in the first ten policy years (and ten years after an increase in the face amount) of $.07 per $1,000 of face amount. The charge of $.07 per $1,000 of face amount is increased by $.005 per $1,000 for each insured that is classified as a smoker.
     o   Cost of insurance charge.
     o   Mortality and expense risks charge:
         o in the first nine policy years, 0.80% of your Investment Accounts per year;
         o after the ninth policy year, 0.30% of your Investment Accounts per year.
     o   Supplemental benefit rider(s) charge(s).

Other Charges
     o Transaction charge of the lesser of $25 or 2% of the amount surrendered for each partial surrender.
     o Investment management fees and other operating expenses for the fund underlying an Investment Account.

Death Benefits and Proceeds
The death proceeds are paid to the beneficiary(ies) when the surviving insured dies. Death proceeds are calculated as of the date of death of the surviving insured. The amount of the death proceeds is:
     o the death benefit plus interest (as explained in DEATH BENEFITS AND RIGHTS - Death Proceeds);
     o plus proceeds from any benefit riders on the life of the surviving insured;
     o minus policy loans and unpaid loan interest;
     o minus any overdue monthly policy charges.

The Policy provides for two death benefit options - a level amount and a variable amount. You choose an option on your application. Subject to certain conditions, you may change your option after the Policy has been issued.

Death proceeds are paid in cash or applied under a benefit payment option. We pay interest on the death proceeds from the date of death of the surviving insured until the date of payment or application under a benefit payment option.

Maturity Proceeds
If either insured is living on the maturity date, we will pay you (the owner) an amount equal to the death proceeds as described above. The Policy then terminates. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option.

Adjustment Options
You may send us a written request to increase or decrease the face amount of the Policy. No request is approved if the Policy is in a grace period or if monthly policy charges are being waived under a rider.

The minimum amount of a face amount increase is $100,000 and is subject to our underwriting guidelines in effect at the time you request the increase.

You may only request a decrease in face amount:
     o   after the second policy anniversary, and
     o   if the request does not decrease the face amount below $100,000.

Termination and Reinstatement
The Policy terminates when:
     o   you make a total policy surrender;
     o   death proceeds are paid;
     o   maturity proceeds are paid; or
     o you do not make additional premium payments (after the expiration of a 61-day grace period).

Subject to certain conditions, you may reinstate a Policy that terminated because insufficient values.

Ten Day Examination Offer (Free-look Provision)
     o You may return the Policy during the free-look period that is generally 10 days but may be longer in certain states.
     o We return either all premiums paid or the policy value, whichever is required by applicable state law.

THE COMPANY
The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the Securities and Exchange Commission ("SEC"). This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, of the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Obligations arising from the Policy, including the promise to make benefit option payments, are our general corporate obligations. However, the Policy provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policy are not charged with any liabilities arising out of any other business of the Company.

There currently are twenty-five divisions in the Separate Account available to you. The assets of each division invest in a corresponding account of a mutual fund. New accounts may be added and made available. Accounts may also be eliminated from the Separate Account.

THE FUNDS
The funds are mutual funds registered under the Investment Company Act of 1940 as open-end diversified management investment companies. The funds provide the investment vehicle for the Separate Account. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). Additional copies of these documents are available from a sales representative or our home office.

The following is a brief summary of the investment objectives of each division:

       Division               Division Invests In            Investment Advisor                    Investment Objective
                         Principal Variable Contracts
                         Fund, Inc.
Aggressive Growth        Aggressive Growth Account     Morgan Stanley through a         to provide long-term capital appreciation
                                                       sub-advisory agreement           by investing primarily in growth-oriented
                                                                                        common stocks of medium and large
                                                                                        capitalization U.S. corporations and, to
                                                                                        a limited extent, foreign corporations.

Asset Allocation         Asset Allocation Account      Morgan Stanley through a         to generate a total investment return
                                                       sub-advisory agreement           consistent with the preservation of capital.
                                                                                        The Account intends to pursue a flexible
                                                                                        investment policy in seeking to achieve this
                                                                                        investment objective.

Balanced                 Balanced Account              Invista Capital Management, LLC  to generate a total return consisting of through a sub-advisory agreement current income and capital appreciation while assuming reasonable risks in
                                                                                        furtherance of  this objective.

Bond                     Bond Account                  Principal Management Corporation to provide as high a level of income as is consistent with preservation of
                                                                                        capital and prudent investment risk.

Capital Value            Capital Value Account         Invista Capital Management, LLC  to provide long-term capital appreciation through a sub-advisory agreement and secondarily is growth of investment income. The Account seeks to achieve its
                                                                                        investment objectives through the purchase
                                                                                        primarily of common stocks, but the Account
                                                                                        may invest in other securities.

Government Securities    Government Securities         Invista Capital Management, LLC  to seek a high level of current income,
                         Account                       through a sub-advisory agreement liquidity and safety of principal. The
                                                                                        Account seeks to achieve its objective
                                                                                        through the purchase of obligations issued
                                                                                        or guaranteed by the United States
                                                                                        Government or its agencies, with emphasis on
                                                                                        Government National Mortgage Association
                                                                                        Certificates ("GNMA Certificates"). Account
                                                                                        shares are not guaranteed by the United
                                                                                        States Government.

Growth                   Growth Account                Invista Capital Management, LLC  to seek growth of capital. The Account through a sub-advisory agreement seeks to achieve its objective through the purchase primarily of common stocks, but the
                                                                                        Account may invest in other securities.

International            International Account         Invista Capital Management, LLC  to seek long-term growth of capital by through a sub-advisory agreement investing in a portfolio of equity securities domiciled in any of the nations
                                                                                        of the world.

International SmallCap   International SmallCap        Invista Capital Management, LLC  seeks long-term growth of capital. The
                         Account                       through a sub-advisory agreement Account will attempt to achieve its objective by investing primarily in equity
                                                                                        securities of non-United States companies
                                                                                        with comparatively smaller market
                                                                                        capitalizations.

MicroCap                 MicroCap Account              Goldman Sachs Asset              seeks long-term growth of capital. The
                                                       Management through a             Account will attempt to achieve its
                                                       sub-advisory agreement           objective by investing primarily in value
                                                                                        and growth oriented companies with small
                                                                                        market capitalizations, generally less than
                                                                                        $700 million.

MidCap                   MidCap Account                Invista Capital Management, LLC  to achieve capital appreciation by investing through a sub-advisory agreement
                                                                                        primarily in securities of emerging and
                                                                                        other growth-oriented companies.

MidCap Growth            MidCap Growth Account         Dreyfus Corporation through a    seeks long-term growth of capital. The
                                                       sub-advisory agreement           Account will attempt to achieve its
                                                                                        objective by investing primarily in growth
                                                                                        stocks of companies with market
                                                                                        capitalizations in the $1 billion to $10
                                                                                        billion range.

Money Market             Money Market Account          Principal Management Corporation to seek as high a level of current income available from short-term securities as is
                                                                                        considered consistent with preservation of
                                                                                        principal and maintenance of liquidity by
                                                                                        investing all of its assets in a portfolio
                                                                                        of money market instruments.

Real Estate              Real Estate Account           Principal Management Corporation seeks to generate a high total return.
                                                                                        The Account will attempt to achieve its
                                                                                        objective by investing primarily in equity
                                                                                        securities of companies principally engaged
                                                                                        in the real estate industry.

SmallCap                 SmallCap Account              Invista Capital Management, LLC  seeks long-term growth of capital. The through a sub-advisory agreement Account will attempt to achieve its objective by investing primarily in equity
                                                                                        securities of both growth and value oriented
                                                                                        companies with comparatively smaller market
                                                                                        capitalizations.

SmallCap Growth          SmallCap Growth Account       Berger Associates through a      seeks long-term growth of capital. The
                                                       sub-advisory agreement           Account will attempt to achieve its
                                                                                        objective by investing primarily in equity
                                                                                        securities of small growth companies with
                                                                                        market capitalization of less than $1
                                                                                        billion.

SmallCap Value           SmallCap Value Account        J.P. Morgan Investment           seeks  long-term  growth of  capital.  The
Account                                                Management, Inc.                 will  attempt to achieve its  objective by
                                                                                        investing through a sub-advisory agreement
                                                                                        primarily in equity securities of small
                                                                                        growth companies with value characteristics
                                                                                        and market capitalizations  of less than
                                                                                        $1 billion.

Stock Index 500          Stock Index 500               Invista Capital Management, LLC  seeks long-term growth of capital. The
                         Account                       through a sub-advisory agreement Account attempts to mirror the investment results of the Standard & Poor's Stock
                                                                                        Index.

Utilities                Utilities Account;            Invista Capital  Management, LLC seeks to provide current income and long-term  through a sub-advisory agreement
                                                                                        growth of income and capital. The Account
                                                                                        will attempt to achieve its objective by
                                                                                        investing primarily in equity and
                                                                                        fixed-income  securities  of  companies  in
                                                                                        the  public utilities industry.

Fidelity Contrafund      Fidelity VIP II Contrafund    Fidelity Management and          seeks long-term capital appreciation.
                         Portfolio                     Research Company


Fidelity                 Fidelity VIP Equity-Income    Fidelity Management and          seeks   reasonable   income  by  investing
Equity-Income            Portfolio                     Research Company                 primarily in income-producing equity
                                                                                        securities.

Fidelity High Income     Fidelity VIP High Income      Fidelity Management and          seeks a high  level of  current  income by
                         Portfolio                     Research Company                 investing primarily   in   high   yielding,
                                                                                        lower quality, fixed income securities,
                                                                                        while also considering growth of capital.

Putnam Global Asset      Putnam VT Global Asset        Putnam Investment                seeks  a high  level  of  long-term total
Allocation               Allocation Fund               Management, Inc.                 return consistent with preservation of
                                                                                        capital.

Putnam  Vista            Putnam VT Vista Fund          Putnam Investment                seeks capital appreciation.
                                                       Management, Inc.

Putnam  Voyager          Putnam VT Voyager Fund        Putnam Investment                seeks capital appreciation.
                                                       Management, Inc.

Principal Management Corporation (the "Manager") has executed agreements with various sub-advisors. Under those sub-advisory agreements, the sub-advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each sub-advisor is paid a fee by the Manager.

         Accounts: Aggressive Growth and Asset Allocation
         Sub-Advisor: Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 1998, Morgan Stanley managed investments totaling approximately $163.4 billion as named fiduciary or fiduciary adviser. On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

         Accounts: Balanced, Capital Value, Government Securities, Growth, International, International SmallCap, MidCap, SmallCap, Stock Index 500, and Utilities
         Sub-Advisor:   Invista  Capital  Management,  LLC
         ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

         Account: MicroCap
         Sub-Advisor: Goldman Sachs Assets Management ("Goldman"), One New York Plaza, New York, NY 10004, is a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs provides a wide range of fully discretionary investment advisory services for quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money market mutual funds. As of December 31, 1998, Goldman, together with its affiliates, managed assets in excess of $195 billion.

         Account: MidCap Growth
         Sub-Advisor: The Dreyfus Corporation, located at 200 Park Avenue, New York, NY 10166, was formed in 1947. The Dreyfus Corporation is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Bank Corporation (Mellon). As of December 31, 1998, The Dreyfus Corporation managed or administered approximately $118.5 billion in assets for approximately 1.7 million investor accounts nationwide.

         Account: SmallCap Growth
          Sub-Advisor: Berger Associates. Berger's address is 210 University Boulevard, Suite 900, Denver, CO 80206. It serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary the Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of December 31, 1998 were approximately $3.4 billion.

         Account: SmallCap Value
          Sub-Advisor: J.P. Morgan Investment Management, Inc. Morgan, with principal offices at 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated (J.P. Morgan) a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 1998, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $300 billion.

The Company purchases and sells fund shares for the Separate Account at their net asset value without any sales or redemption charge. The Separate Account has divisions that correspond to interests in the Investment Accounts. The assets of each Investment Account are separate from the others. An Investment Account's performance has no effect on the investment performance of any other Investment Account.

The annual expenses of Investment Accounts (as a percentage of average net assets) as of December 31, 1998 were:

                                                     Management          12b-1             Other             Total Account
               Account                                  Fees             Fees            Expenses           Annual Expenses
Principal Variable Contracts Fund
     Aggressive Growth                                 0.77%              N/A              0.01%                 0.78%
     Asset Allocation                                  0.80               N/A              0.09                  0.89
     Balanced                                          0.57               N/A              0.02                  0.59
     Bond                                              0.49               N/A              0.02                  0.51
     Capital Value                                     0.43               N/A              0.01                  0.44
     Government Securities                             0.49               N/A              0.01                  0.50
     Growth                                            0.47               N/A              0.01                  0.48
International                                          0.73               N/A              0.04                  0.77
     International SmallCap                            1.21               N/A              0.13                  1.34
     MicroCap(1)                                       1.00               N/A              0.38                  1.38*
     MidCap                                            0.61               N/A              0.01                  0.62
     MidCap Growth(2)                                  0.90               N/A              0.37                  1.27*
     Money Market                                      0.50               N/A              0.02                  0.52
     Real Estate                                       0.90               N/A              0.10                  1.00
     SmallCap                                          0.85               N/A              0.13                  0.98
     SmallCap Growth(3)                                1.01               N/A              0.30                  1.31*
     SmallCap Value(4)                                 1.10               N/A              0.46                  1.56*
     Utilities                                         0.60               N/A              0.09                  0.69

Fidelity
     Fidelity Contrafund                               0.59               N/A              0.11                  0.70
     Fidelity Equity-Income                            0.49               N/A              0.09                  0.58
     Fidelity High Income                              0.58               N/A              0.12                  0.70

Putnam Class IB Shares
     Putnam Global Asset Allocation                    0.44               0.10%            0.09                  0.63*(5)
     Putnam Vista                                      0.44               0.10             0.08                  0.62*(6)
     Putnam Voyager                                    0.36               0.10             0.03                  0.49*(7)

     * Expenses for the period from May 1, 1998 through December 31, 1998.
     (1) For the calendar year ending December 31, 1999, the Manager has agreed to cap expenses if necessary so that total Account annual expenses for the MicroCap Account will not be more than 1.06%.
     (2) For the calendar year ending December 31, 1999, the Manager has agreed to cap expenses if necessary so that total Account annual expenses for the MidCap Growth Account will not be more than 0.96%.
     (3) For the calendar year ending December 31, 1999, the Manager has agreed to cap expenses if necessary so that total Account annual expenses for the SmallCap Growth Account will not be more than 1.06%.
     (4) For the calendar year ending December 31, 1999, the Manager has agreed to cap expenses if necessary so that total Account annual expenses for the SmallCap Value Account will not be more than 1.16%
     (5) Based on performance of Class IA shares, estimated annualized expenses are 0.93%
     (6) Based on performance of Class IA shares, estimated annualized expenses are 0.92%
     (7) Based on performance of Class IA shares, estimated annualized expenses are 0.73%

THE POLICY
The descriptions that follow are based on provisions of the Policy offered by this prospectus.

To Buy a Policy
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.

The minimum face amount of a Policy when originally issued is $100,000. We reserve the right to increase or decrease the minimum face amount.

To issue a Policy, we require at least one insured to be age 85 or younger as of the policy date. Neither insured may be older than age 90 as of the policy date. Other underwriting restrictions may apply.

Applicants for the Policy must:
     o furnish  satisfactory  evidence of insurability  of both insureds,  and
     o meet our insurance underwriting guidelines and suitability rules.

If you want insurance coverage to start at the time the application is submitted, you must send a payment of at least the required minimum initial premium amount with your completed application. The required minimum initial premium amount is shown on the policy illustration. If this amount is submitted with the application, a conditional receipt is given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.

We reserve the right to reject any application or related premium if we determine that our underwriting guidelines, suitability rules or procedures have not been met.

Policy Date
If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the 28th of the same month. Effective October 1, 1999, policies that are issued on a COD basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. Your policy date is shown on the current data pages.

Upon specific request and our approval, your Policy may be backdated. The policy date may not be more than six months prior to the date of application (or shorter period if required by state law). Payment of minimum monthly premium is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.

Effective Date
The policy date and the effective date are the same unless:
     o   a backdated policy date is requested, or
     o a Policy is applied for on a COD basis or the application was not accompanied by a payment of at least the minimum monthly premium, or
     o additional premiums are required (the effective date is the date we receive, review and accept the required premium), or
     o application amendments are required (the effective date is the date we receive, review and accept amendments).

The insurance coverage does not take effect until you actually receive the Policy. If both insureds were to die before the owner actually receives the Policy, there is no coverage under the Policy (coverage is determined solely under the terms of conditional receipt, if any).

Payment of Premiums
The amount and frequency of your premium payments affects the policy value, the net surrender value and how long the Policy remains in force. After the initial premium, you may determine the amount and timing of subsequent premium payments within certain restrictions. The minimum monthly premium is shown on the current data pages for your Policy. You must pay premiums to us at our home office.

If the net surrender value on any monthly date is less than the monthly policy charge, a 61-day grace period begins. However, during the first 60 policy months, the Policy will stay in force if (a minus b) is greater than or equal to
(c) where:
     o (a) is the sum of the premiums paid;
     o (b) is the sum of all existing policy loans, unpaid loan interest, partial surrenders and transaction charges; and
     o (c) is the sum of the minimum monthly premiums since the policy date to the most recent monthly date.

After the first 60 policy months, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
     o your Policy's net surrender value is at least equal to the monthly policy charge on the current monthly date, or
     o the death benefit  guarantee rider
       is in effect.

We send premium reminder notices to you if you establish an annual, semiannual or quarterly premium payment schedule. Preauthorized withdrawals may be set up on a monthly basis (to allow us to automatically deduct premium payments from your checking or other financial institution account). You may also make unscheduled payments to us at our home office or by payroll deduction (where permitted by state law and approved by us).

Premium Limitations
In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the current maximum premium payments allowed for life insurance under the Internal Revenue Code (the "Code"). If you make a premium payment that would result in total premiums exceeding the current maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

Allocation of Premiums
Your initial net premium (and other net premiums we receive prior to the effective date and twenty days after the effective date) is allocated to the Money Market division at the end of the valuation date we receive the premium. Twenty-one days after the effective date, the money is reallocated to the divisions of the Separate Account and/or to the Fixed Account according to your instructions. Generally, the twenty day period corresponds to the maximum free-look period (except for policies purchased in California by applicants over age 60) (see, Ten Day Examination Offer (Free-Look Provision)). If the twenty-first day is not a business day, the transfer will occur on the first business day following the twenty-first day from the effective date.

         Example: The effective date of your policy is February 1st. Your net premium is allocated to the Money Market division at the end of the valuation period we receive the premium. At the close of business on February 21st, the net premium is reallocated to the Investment Account and/or Fixed Account that you selected.

Net premium payments received after the twenty-day period are allocated to the Investment Accounts or to the Fixed Account according to your instructions. For each Investment Account and the Fixed Account, the allocation percentage must be zero or a whole number not less than 10. The total of all the percentages for the Investment Account and the Fixed Account must equal 100. The percentage allocation for future premium payments may be changed, without charge, at any time by sending a written request to us or, if telephone privileges apply, calling us at 1-800-247-9988. The allocation changes are effective at the end of the valuation period in which your new instructions are received.

Ten Day Examination Offer (Free-Look Provision)
Under state law, you have the right to return the Policy for any reason during the free-look period and receive your premiums paid. (If you apply for your Policy in California, the amount refunded is described below.) Your request to return the Policy must be in writing. The request and the Policy must be mailed to us or returned to the agent (as determined by the postmark) no later than the last day of the free-look period as shown below.

The free-look period is the later of:
     o 10 days* after the Policy is delivered to you,
     o 10 days* after a written notice is delivered or mailed to you which tells about the cancellation right, or
     o 45  days  after  you  complete  the application.

         *Different  free-look  periods  apply if your  Policy is  issued  in:
         o  California  and you are age 60 and over (30 day free-look  period);
         o  Colorado (15 day free-look period);  or
         o  Idaho or North Dakota (20 day free-look period).

If you applied for your Policy in California, the amount refunded is:
     o the policy value as of the date we receive your written request for cancellation,
     o plus the premium expense charge(s) deducted from the premium,
     o plus the monthly policy charge(s) deducted from the policy value.

NOTE:
     o   See GENERAL PROVISIONS - Delay of Payments.
     o If the purchase of this Policy is a replacement for another life insurance policy or an annuity contract, different free-look periods may apply. We reserve the right to keep the initial premium payment in the Money Market division longer than 20 days to correspond to the free-look periods of a particular state's replacement requirements.

Policy Values
Your policy value is equal to the sum of the values in your Investment Accounts, Fixed Account and Loan Account (see THE FIXED ACCOUNT and THE POLICY - Loan Account). The policy value also reflects your premium payments, partial surrenders, policy loans and the Policy expenses deducted from the Separate Account.

There is no guaranteed minimum Investment Account value. Its value reflects the investment experience of the Investment Accounts that you choose. It is possible that the investment performance could cause a loss of the entire amount allocated to the Investment Accounts. Without additional premium payments or investments in the Fixed Account or a death benefit guarantee rider, this could result in no death benefit upon the surviving insured's death.

At   the end of any valuation period,  your value in an Investment Account is:
     o the number of units you have in a division
     o multiplied  by the value of a  unit in the division.
The number of units is the total of units purchased by allocations to the division from:
     o your initial premium payment (less premium expense charges);
     o plus subsequent premium payments (less premium expense charges);
     o plus transfers from another division or the Fixed Account minus units sold:
     o for partial surrenders from the division;
     o as part of a transfer to another division, the Fixed Account or the Loan Account; and
     o to pay monthly policy charges and fees.

Unit values are calculated each valuation date. To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the division's net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:

         [{the share price of the underlying mutual fund account at the end of the valuation period before that day's transactions
                                                            plus
         the per share amount of the dividend (or other distribution) made by the mutual fund account during the valuation period}
                                                         divided by
         the share price of the underlying mutual fund account at the end of the previous valuation period after that day's transactions].

When an investment owned by an Account pays a dividend, the dividend increases the net asset value of a share of the Account as of the date the dividend is recorded. As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the Account.

Investment Account Transfers
You may request an unscheduled transfer or set up a periodic transfer by sending us a written request or calling us if telephone privileges apply (1-800-247-9988)(see OTHER MATTERS - Services Available by Telephone). You must specify the dollar amount or percentage to transfer from each Investment Account. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

You may not make a transfer to the Fixed Account if:
     o a transfer has been made from the Fixed Account to an Investment Account within six months, or
     o immediately after the transfer, the Fixed Account value would be more than $1,000,000 (without our prior approval).

Unscheduled Transfers You may make unscheduled transfers from an Investment Account to another Investment Account or to the Fixed Account. The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.
     o The transfer amount must be at least $100 or the value of your Investment Acount(s), which ever is less.
     o We reserve the right to charge a transfer fee on each unscheduled transfer after the 12th such transfer in a policy year.
         o    The fee will not be more than $25 per unscheduled transfer.
         o Unscheduled transfers from the Fixed Account to an Investment Account would count in determining any transfer fee.

Scheduled  Transfers  (dollar  cost  averaging  (DCA))  You  may  elect  to have automatic  transfers made on a periodic basis.
     o The amount of the transfer      is:
          o the dollar amount you select (the minimum is the lesser of $100 or the value of the Investment Account), or
          o a percentage of the Investment Account value as of the date you specify (other than the 29th, 30th or 31st).
     o You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-annually, quarterly or monthly).
     o If the selected date is not a valuation date, the transfer is completed on the next valuation date.
     o The value of the Investment Account must be equal to or more than $2,500 when your scheduled transfers begin.
     o Transfers continue until your interest in the Investment Account has a zero balance or we receive notice to stop them.
     o We reserve the right to limit the number of Separate Account divisions from which simultaneous transfers are made. In no event will it ever be less than two.

Fixed Account Transfers
Transfers  from  your  investment  in  the  Fixed  Account  to  your  Investment
Account(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and unscheduled Fixed Account transfer in the same policy year. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

Unscheduled Transfers You may make one unscheduled Fixed Account transfer to an Investment Account(s) within the 30 day period following the policy date and each policy anniversary. The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.
     o You must specify the dollar amount or percentage to be transferred (not to exceed 25% of the Fixed Account value as of the latter of the policy date or the most recent policy anniversary).
     o The minimum transfer amount must be at least $100 (or the entire value of your Fixed Account if less).

Scheduled Transfers (dollar cost averaging (DCA)) You may make scheduled transfers on a monthly basis from the Fixed Account to your Investment Account(s) as follows:
     o The value of your Fixed Account must be equal to or more than $2,500 when your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000.
     o   The amount of the transfer is:
         o    the dollar amount you select (minimum of $50), or
         o a percentage of the Fixed Account value (the maximum amount of the transfer is 2% of the Fixed Account value as of the specified date) as of the date you specify which may be:
              o the later of the policy date or most recent  policy  anniversary date, or
              o the date the Company receives your request.
     o Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
     o If the selected date is not a valuation date, the transfer is completed on the next valuation date.

Scheduled transfers continue until your value in the Fixed Account has a zero balance or we receive your notice to stop them. You may change the amount of the transfer once each policy year by sending us a written request or calling us if telephone privileges apply (1-800-247-9988). If you stop the transfers, you may not start them again until six months after the last scheduled transfer.

Automatic Portfolio Rebalancing (APR)
APR allows you to maintain a specific percentage of your policy value in your Investment Accounts over time.
EXAMPLE: You may choose to rebalance so that 50% of your policy values are in the Bond division and 50% in the Capital Value division. At the end of the specified period, market changes may have caused 60% of your value to be in the Bond division and 40% in the Capital Value division. By rebalancing, units from the Bond division are sold and applied to purchase units in the Capital Value division so that 50% of the policy values are once again invested in each division.

     o You may elect APR at the time of application or after the Policy has been issued.
     o   APR transfers:
         o    do not begin until the expiration of the free-look period;
         o are done without charge (and are not counted as unscheduled transfers when determining any transfer fee);
         o    may be done on the frequency you specify:
              o quarterly APR transfers may be done on a calendar year or policy year basis,
              o semiannual or annual APR transfers may only be done
                on a policy year basis.
         o may be done, if telephone privileges apply, by calling us at 1-800-247-9988, mailing us your written request or faxing your request to us.
     o The transfers are made at the end of the next valuation period after we receive your instruction.
     o APR is not available for values in the Fixed Account. If you have scheduled transfers from Investment Accounts, APR is not available for those Investment Accounts.

Policy Loans
While your Policy is in effect and has a net surrender value, you may borrow money from us with the Policy as the security for the policy loan.
     o   The minimum policy loan is $500.
     o The maximum amount you may borrow is 90% of the net surrender value as of the date we process the policy loan.
     o If telephone privileges apply, you may request a policy loan of $5,000 or less by calling us at 1-800-247-9988. If you do not have telephone privileges or are requesting a policy loan of more than $5,000, your request must be made in writing.
     o Generally, policy loan proceeds are sent within five business days from the date we receive your request (see GENERAL PROVISIONS - Delay of Payments).
     o Requests for policy loans from any joint owner are binding on all joint owners.

Loan Account
When a policy loan is taken, an amount equal to the loan is transferred from your Investment Account(s) and Fixed Account to your Loan Account. Loan Accounts are part of our General Account. You may instruct us on the proportions to be taken from your accounts. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge. Any loan interest due and unpaid is transferred in the same manner.

Your Loan Account earns interest from the date of transfer. During the first ten policy years, the loan account interest rate is 6% per year. After the tenth policy year, the loan account interest rate is 7.75% per year.

You pay interest on your policy loan at the annual rate of 8%. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be withdrawn from your Fixed Account and/or Investment Account(s) and transferred to the Loan Account. Withdrawals are made in the same proportions as described above.

Policy loans and unpaid loan interest reduce your net surrender value. If the net surrender value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination).

While the Policy is in force and before the surviving insured dies, policy loans and loan interest may be repaid as follows:
     o policy loans may be repaid totally or in part;
     o repayments are allocated to the Investment Account(s) and Fixed Account in the proportions used for allocation of premium payments; and
     o payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the policy value would reflect the investment experience of the Investment Account(s) and the interest credited to the Fixed Account. In addition, policy loans and unpaid loan interest are subtracted from:
     o death proceeds at the death of the surviving  insured;
     o surrender value upon total  surrender or termination of a Policy;  and
     o maturity  proceeds payable at maturity.

Surrenders
You must send us a written request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies) if any and any assignees.

Total surrender You may surrender the Policy on or before the maturity date while the Policy is in effect. You receive the net surrender value at the end of the valuation period during which we receive your surrender request. The net surrender value is the total of the values of your Investment Accounts plus your Fixed Account plus your Loan Account minus any applicable surrender charge, policy loans and unpaid loan interest (see CHARGES AND DEDUCTIONS - Surrender Charge).
     o The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.
     o We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the cash surrender value.
     o If the total surrender is within ten years of the policy date or a face amount increase a surrender charge is imposed.

Partial surrender After the second policy anniversary and prior to the maturity date, you may surrender a part of the Fixed Account and/or Investment Account value by sending us a written request. The surrender is effective at the end of the valuation period during which we receive your written request for surrender. You may not request more than two partial surrenders in each policy year.

The minimum amount of a partial surrender is $500. The total of your two partial surrenders during a policy year may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year).

You pay a transaction fee on each partial surrender. The fee is the lesser of $25 or two percent of the amount surrendered. It is withdrawn in the same proportion as your monthly policy charge allocation.

Your policy value is reduced by the amount of the surrender and the transaction fee. We surrender units from the Investment Account divisions and/or values from the Fixed Account to equal the dollar amount of the surrender request and transaction fee. The surrender is deducted from your Fixed Account value and/or your Investment Account(s) according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. The amount surrendered is taken from the premiums paid on a last-in, first-out basis. No surrender charge is imposed on a partial surrender.

If Option 1 death benefit is in effect and a partial surrender is made, the face amount of the policy is also reduced by the amount of the surrender and the transaction fee. Total and partial surrenders from the Policy are generally paid within five business days of our receipt of your written request for surrender. Certain delays in payment are permitted (see GENERAL PROVISIONS - Delay of Payments).

DEATH BENEFITS AND RIGHTS

Death Proceeds
While the Policy remains in force and before the maturity date, we pay death proceeds upon the death of the surviving insured. If both insureds die simultaneously, then surviving insured shall mean the younger of the two insureds. No benefit is paid on the first death of an insured unless such benefit exists under a rider.
     o You must notify us of the first death of an insured as soon as possible after it occurs. (This facilitates the timely payment of death proceeds at the death of the surviving insured and may affect the status of any riders.)
     o We must receive proof of the deaths of both insureds and all other required documents.
     o Payments are made to your named beneficiary(ies) under your designated death benefit option (see GENERAL PROVISIONS Beneficiary).

The payments are made in cash lump sum or under a benefit payment option selected by the beneficiary(ies). Death proceeds are calculated as of the date of the surviving insured's death and include:
     o   the death benefit described below;
     o   plus proceeds from any benefit rider on the surviving  insured's  life;
     o   minus policy loans and unpaid loan interest;
     o minus any overdue monthly policy charges if the surviving insured died during a grace period;
     o plus interest on the death proceeds from date of death of the surviving insured until date of payment or application under a benefit payment option. (We determine the interest rate which will not be less than the rate required by state law.)

Death Benefit Options
You choose death benefit Option 1 or Option 2 at the time of application.

Option 1 (level amount option). The death benefit is the greater of 1) the Policy's current face amount or 2) the policy value on the date of death of the surviving insured multiplied by the applicable percentage. The applicable percentage is 250% if the younger insured is age 40 or below and the percentage declines with increasing ages. The death benefit remains level unless the applicable percentage of policy value exceeds the current face amount (in which case the death benefit varies as the policy value varies).

Illustration of Option 1. Assume that the younger insured is under age 40 and that there is no loan amount and that the policy face amount is $500,000.

Under Option 1, the death benefit must be equal or greater than 250% of the policy value. If the policy value is more than $200,000, the death benefit is greater than $500,000. Each additional dollar added to the policy value above $200,000 increases the death benefit by $2.50. If the policy value exceeds $200,000 and increases by $100 because of investment performance or premium payments, the death benefit increases by $250.

Similarly, if the policy value exceeds $200,000, each dollar taken out of the policy value reduces the death benefit by $2.50. For example, if the policy value is reduced from $500,000 to $450,000 because of partial surrenders, charges or negative investment performance, the death benefit is reduced from $1,250,000 to $1,125,000. However, if at any time the policy value multiplied by the applicable percentage is less than the face amount, the death benefit equals the current face amount of the Policy.

The applicable percentage lowers as the younger insured's age increases. If the current age of the younger insured in the illustration is 50 (rather than age
40), the applicable percentage would be 185%. The death benefit would not be greater than the $500,000 face amount unless the policy value exceeded $270,270 rather than $200,000. Each dollar added to or taken from the policy value changes the death benefit by $1.85 (rather than $2.50).

Option 2 (variable amount option). The death benefit is equal to 1) the greater of the current face amount plus the policy value on the date of death of the surviving insured or 2) the policy value on the date of death of the surviving insured multiplied by the applicable percentage.

Illustration of Option 2. Assume that the younger insured is under age 40 and that there is no loan amount and that the policy face amount is $500,000.

A policy with a policy value of $100,000 has a death benefit of $600,000 ($500,000 plus $100,000); a policy value of $300,000 has a death benefit of $800,000 ($500,000 plus $300,000). The death benefit however must be at least 250% of the policy value. As a result, if the policy value exceeds $333,334, the death benefit is greater than the face amount plus policy value. Each additional dollar of policy value above $333,334 increases the death benefit by $2.50. If the policy value exceeds $333,334 and increases by $100 because of investment performance or premium payments, the death benefit increases by $250.

If the policy value exceeds $333,334, each dollar taken out of the policy value reduces the death benefit by $2.50. For example, the policy value is reduced from $400,000 to $340,000 because of partial surrenders, charges or negative investment performance, the death benefit is reduced from $1,000,000 to $850,000. However, if the policy value multiplied by the applicable percentage is less than the policy face amount plus the policy value, then the death benefit is the current face amount plus the policy value on the date of death of the surviving insured.

The applicable percentage lowers as the younger insured's age increases. If the current age of the younger insured in the illustration is 50 (rather than age
40), the applicable percentage would be 185%. The death benefit would be the sum of the policy value plus $500,000 unless the policy value exceeded $588,237 rather than $333,334. Each dollar added to or taken from the policy value changes the death benefit by $1.85 (rather than $2.50).

                             APPLICABLE PERCENTAGES*

         (For ages not shown, the applicable percentages decrease by a pro rata portion for each full year.)

           Younger insured's attained age                        percentage

                    40 and under                                     250
                    45                                               215
                    50                                               185
                    55                                               150
                    60                                               130
                    65                                               120
                    70                                               115
                    75 through 90                                    105
                    95 and older                                     101

         *We reserve the right, where allowed by law, to change or delete the percentages as required by changes to the Code.

Change in Death Benefit Option
You may change the death benefit option on or after the second policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with or next follows our approval. Changing the death benefit option changes the future cost of insurance.

If you change from Option 1 to Option 2, the new face amount is the old face amount decreased by the policy value (as of the effective date of the change). The change is not allowed if it would result in a face amount of less than $100,000. A change from Option 1 to Option 2 may require evidence of insurability for the new death benefit if required by our underwriting guidelines in place at the time of your request.

If you change from Option 2 to Option 1, the new face amount is the old face amount increased by the policy value (as of the effective date of the change). A change from Option 2 to Option 1 does not require evidence of insurability.

Adjustment Options
Increase in policy face amount. You may request an increase at any time provided that the policy is not in a grace period, and monthly policy charges are not being waived under a rider. The minimum increase in face amount is $100,000. A face amount increase request made in the first 60 policy months will increase the minimum monthly premium for the remainder of the 60 months.

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insureds. If your request is not approved, no changes are made to your Policy.

We will approve your request if:
     o   both insureds are alive at the time of your request; and
     o the attained age of the older insured is age 90 or less and of the younger insured is 85 or less at the time of the request;
         and
     o we receive evidence satisfactory to us that at least one of the insureds is insurable under our underwriting guidelines in place at the time of your request.

The increase in face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request. No free-look period applies to an increase in face amount.

We calculate an "adjustment conditional receipt premium deposit" based on your request for an increase. If you make a payment with your adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.

Any payment made with the adjustment application is held in our General Account without interest. If we approve the adjustment, on the effective date of the adjustment, the amount of the premium payment being held minus the premium expense charge, is moved to the Investment Accounts and/or Fixed Account. Your current premium allocation percentages are used to make this allocation.

Decrease in policy face amount. After the first two policy years, you may request a decrease in the policy face amount. No transaction fee is imposed on decreases in the policy face amount. A decrease is requested as follows:
     o the request must be made on an adjustment application;
     o the application must be signed by both the owner(s) and the insured(s);
     o the policy is not in a grace period;
     o monthly  policy  charges are not being waived under a waiver rider; and
     o the  decrease  may not reduce the policy face amount below $100,000.

CHARGES AND DEDUCTIONS

We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated. Fees for administrative expenses are also charged on certain transfers and all partial surrenders.

Premium Expense Charge
When we receive your premium payment, we deduct a premium expense charge. Deductions from premiums during each of the first ten years and with respect to premiums made because of a face amount increase, during the first ten years after the increase equal:
     o sales load of 5.0% of premiums paid which are less than or equal to target premiums (2.0% of premiums in excess of target premiums) (See Appendix B for additional information on target premiums.)
     o plus 2.20% for state and local taxes
     o plus 1.25% for federal taxes.

Deductions from premiums after the tenth policy year (and after ten years of a face amount increase) equal:
     o sales load of 2.0% of premiums made
     o plus 2.20% for state and local taxes
     o plus 1.25% for federal taxes.

The sales load is intended to pay us for distribution expenses. These expenses include commissions paid to registered representatives, printing of prospectuses and sales literature, and advertising. Sales loads charged in any policy year are not necessarily related to actual distribution expenses incurred in that year. We expect that the majority of these expenses are incurred in the early years of a Policy and that any deficit is made up during the life of the Policy.

If distribution expenses are more than the sales load (including the sales load portion of the surrender charge), the deficit is made up from our other assets or surplus in our General Account.

Monthly Policy Charge
The monthly policy charge is intended to cover certain charges and expenses incurred in connection with the Policy. Deductions are made up of:
     o a charge for the cost of insurance;
     o a charge for any optional benefit added by rider(s);
     o a monthly administration charge; and
     o a mortality and expense risks charge
       (applies only to the Investment Accounts).

On the policy date and each monthly date thereafter, we deduct the charge from your policy value in the Investment Accounts and/or Fixed Account (but not your Loan Account). The deduction is made using your current monthly policy charge allocation percentages.
Your allocation percentages may be:
     o the same as allocation  percentages for premium payments;
     o determined on a prorated basis; or
     o determined by any other  allocation  method which we agree upon.

The allocation percentage for each Investment Account and/or the Fixed Account must be zero or a whole number not less than 10. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective on the date we receive the request. If we cannot follow your instructions because of insufficient value in any Investment Account and/or the Fixed Account, the monthly policy charge is deducted on a prorated basis.

Cost of Insurance Charge
Your monthly cost of insurance charge is (a) multiplied by (b minus c) where:
     o (a) is the cost of insurance rate described below divided by 1,000;
     o (b) is the death benefit at the beginning of the policy month, divided by 1.0024663 (the sum of one plus the monthly guaranteed fixed account interest rate); and
     o (c) is the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.

The cost of insurance rate is based on the gender*, issue age, duration since issue, smoking status, and risk classification of each insured. We determine the rate based on our expectation as to mortality experience. Changes in the cost of insurance rates apply to all individuals of the same age, gender* and risk classification. The rate will never exceed the rate shown in the Table of Guaranteed Maximum Cost of Insurance Rates in the Policy. The guaranteed maximum cost of insurance rate is based on the gender*, attained age and risk classification of each insured.

Different cost of insurance rates may apply to face amount increases. The cost of insurance for the increase is based on each insured's gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on each insured's gender*, attained age and risk classification at the time of the increase.

     * The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.

Administration Charge
1)  Current charges
     o   The current monthly administration charge is $8.00 per month.
     o An additional monthly administration charge is imposed in the first ten policy years (and ten years after an increase in the face amount) of $.07 per $1,000 of face amount. The charge of $.07 per $1,000 of face amount is increased by $.005 per $1,000 for each insured that is classified as a smoker.

2)  Guaranteed administration charges
In all policy years, the guaranteed maximum monthly administration charge is $8.00 per month plus ($.08 per $1,000 of face amount). The charge of $.08 per $1,000 of face amount is increased by $.005 per $1,000 for each insured that is classified as a smoker.

The monthly administration charge reimburses us for the administrative expenses of the Policy and the Separate Account. Administration expenses do not include the cost of selling the Policy. They do include the costs of: processing applications; conducting medical examinations; determining insurability; establishing and maintaining records; processing death benefit claims and policy changes, reporting and overhead. We do not expect to collect more from the administration charges than our actual accumulated expenses.

Mortality and Expense Risks Charge
The mortality risk we assume is that insureds may live for a shorter period of time than we estimate. As a result, we would have to pay a greater amount in death benefits than we collect in premium payments. The expense risk we assume is that expenses incurred in issuing and administering the policy are greater than we estimated. The Company expects to make a profit from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

Each month during the first nine policy years, we deduct a charge for these risks at an annual rate of 0.80% of your Investment Account(s). Each month thereafter, we deduct a charge at an annual rate of 0.30% of your Investment Account(s).

We reserve the right to increase the annual rate but guarantee that the maximum annual rate will not exceed 0.80%. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.

Transaction Charge
A transaction fee of the lesser of $25 or 2% of the surrender amount applies to each partial surrender. The fee is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge.

We reserve the right to charge a transfer fee on each unscheduled transfer after the 12th such transfer in a policy year. The fee will not be more than $25 per unscheduled transfer.

Surrender Charge
Surrender charges vary based on the target premium of the policy and the premiums paid. The charge applies only during the first ten policy years unless there is a face amount increase. A face amount increase has its own surrender charge period that begins on the adjustment date. The total surrender charge on the policy is the sum of the surrender charges for the face amount at issue and each face amount increase. The surrender charge is not affected by any decrease in face amount or any change in face amount resulting from a change of death benefit options.

The surrender charge compensates us for expenses relating to the sale of the Policy. These include commissions, advertising and printing of prospectuses and sales literature. The surrender charge also reimburses us for expenses incurred in issuing the Policy. These expenses include processing the application (primarily underwriting) and setting up records. This charge is intended to cover the average anticipated issue expenses for all Policies. There may not be a direct relationship between the amount of the charge for any given Policy and the amount of expenses attributable to that Policy.

The surrender charge on an early surrender or Policy lapse is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.

Surrender charge percentage. The surrender charge during any policy year is equal to the number of target premiums from the table below multiplied by the applicable surrender charge percentage also shown below:

           Joint Equivalent Age (JEA)
                  on policy or                              Number of
                 adjustment date                          target premiums

                  75 or less                                   1.00
                  76 through 85                                0.90
                  86 or greater                                0.75

                            Surrender Charge Percentage Table

       Number of years since policy date           The following percentage of
           and/or the adjustment date              surrender charge is payable

                1 through 5                                  100.00%
                6                                             95.24
                7                                             85.71
                8                                             71.43
                9                                             52.38
                10                                            28.57
                11 and later                                  00.00

The surrender charge on a face amount increase is calculated by multiplying the increase in target premium due to the face increase by the applicable number of target premiums from the table above. This result is multiplied by the applicable surrender charge percentage from the above table to get the increase in surrender charges for all years.

Other Charges
The Investment Accounts represent shares of divisions of the Separate Account. The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the fund. Current management fees and operating expenses for each mutual fund are shown in the section entitled THE FUNDS.

THE FIXED ACCOUNT
You may allocate net premiums and transfers from your Investment Account(s) to the Fixed Account. The Fixed Account is part of our General Account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account has not been registered under these acts. Neither the Fixed Account nor any interest in it is subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. However, disclosures relating to the Fixed Account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the Fixed Account from our home office or from a sales representative.

Our obligations with respect to the Fixed Account are supported by our General Account. Subject to applicable law, we have sole discretion over the investment of assets in the General Account.

We guarantee that net premiums allocated to the Fixed Account accrue interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.

The mortality and expense risks charge is not imposed on amounts in the Fixed Account. The value of your Fixed Account on any valuation day is:
     o net premiums allocated to the Fixed  Account
     o plus transfers from the Investment Account(s)
     o plus interest credited to the Fixed Account
     o minus surrenders, surrender charges and monthly policy charges
     o minus transaction fees allocated to the Fixed Account
     o minus transfers to the Loan Account
     o minus transfers to the Separate Account.

POLICY TERMINATION AND REINSTATEMENT

Policy Termination
You must make an initial minimum premium payment to have coverage under the Policy.

If the net surrender value on any monthly date is less than the monthly policy charge, a 61-day grace period begins. However, during the first 60 policy months, the Policy will stay in force if (a minus b) is greater than or equal to
(c) where:
     (a) is the sum of the premiums paid;
     (b) is the sum of all existing policy loans, unpaid loan interest, partial surrenders and transactions charges; and
     (c) is the sum of the  minimum
         monthly premiums since the policy date to the most recent monthly date.

After the first 60 policy months, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
     o your Policy's net surrender value is at least equal to the monthly policy charge on the current monthly date, or
     o the death benefit  guarantee rider is in effect.

Grace Period. The grace period begins when we send you a notice of pending lapse. The notice:
     o is mailed to your last known post office address;
     o shows the minimum payment required to keep the Policy in force; and
     o shows the 61-day period during which we will accept the required payment.

If you are in a grace period, the minimum payment is equal to (a) plus (b) divided by (c) where:
     (a) is the amount by which the surrender charge is more than the policy value on the monthly date at the start of the grace period before the monthly policy charge is deducted,
     (b) is three monthly policy charges, and
     (c) is one minus the maximum premium expense charge percentage (see CHARGES AND DEDUCTIONS - Premium Expense Charge).

This payment is intended to a) reimburse us for the monthly policy charges during the grace period, and b) provide enough policy value to pay the monthly policy charge on the first monthly date after the grace period. To cover past due policy charges, if the grace period ends before we receive the minimum payment, we keep any remaining value in the Policy.

Due to possible adverse market fluctuations, there is no guarantee that the amount requested at the beginning of the grace period is enough to pay the monthly policy charges as they are processed. If the net surrender value is not at least as much as the monthly policy charge on any monthly date, a new 61-day grace period starts.

The Policy is in force during a grace period. If we do not receive the required payment, the Policy terminates as of the monthly date on or immediately preceding the start of the grace period. If the surviving insured dies during a grace period, policy proceeds are reduced by:
     o all monthly policy charges due and unpaid at the death of the surviving insured, and
     o any policy loans and unpaid loan interest.

The  Policy also terminates when:
     o you make a total policy  surrender;
     o death  proceeds are paid; and
     o maturity proceeds are paid.

When the Policy terminates, all of the owners' policy rights and privileges end.

Reinstatement
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
     o prior to the maturity date and while at least one insured is alive;
     o upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
     o if you make a payment of a reinstatement premium which is equal to
       (a) plus (b) divided by (c) where:
         (a) is the amount by which the surrender charge is more than the policy value on the monthly date at the start of the grace period before the monthly policy charge is deducted,
         (b)  is three monthly policy charges, and
         (c) is one minus the maximum premium expense charge percentage (see CHARGES AND DEDUCTIONS - Premium Expense Charge); and
     o if the application for reinstatement is mailed to us within three years of the Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest is not collected for the period the Policy was terminated).

We do not require payment of monthly policy charges during the period the Policy was terminated. Reinstatement is effective on the next monthly date following our approval of the reinstatement application. Premiums received with your reinstatement application are held without interest until the reinstatement date. They are allocated to your selected Investment Accounts and/or Fixed Account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same policy date as the original Policy. Your rights and privileges as owner(s) are restored upon reinstatement.

If you reinstate your Policy and then it is totally surrendered, a surrender charge may be imposed. The charge, if any, is calculated based on the number of years the Policy was in force. The period of time during which the Policy was terminated is not credited toward the number of policy years to make this calculation.

OTHER MATTERS

Voting Rights
We vote Investment Account shares held in the Separate Account at shareholder meetings. We follow the voting instructions received from people having the voting interest in the Account shares.

You have a voting interest under a Policy. You have one vote for each $100 of policy value in the Investment Accounts. Fractional votes are allocated for amounts less than $100. The number of votes on which you have the right to instruct us is determined as of a date established by the mutual fund for setting the shareholders eligible to vote.

According to procedures adopted by the mutual fund, voting instructions are solicited by a written proxy statement before a shareholder meeting. We vote other Account shares, for which no voting instructions are received, in the same proportion as the shares for which we receive voting instructions. Account shares held in our General Account are voted in proportion to instructions that are received with respect to the participating contracts.

If we determine, under applicable law, that Account shares need not be voted according to the instructions received, we may vote Account shares held in the Separate Account in our own right.

We may, when required by state insurance regulatory authorities, disregard voting instructions. This may be done if the instructions would require shares to be voted to:
     o   change a subclassification or investment objective of the Account, or
     o   disapprove an investment advisory contract of the fund or Account, or
     o approve changes initiated by an owner in the investment policy or investment advisor of the Account or mutual fund if we reasonably disapprove of the changes.

The change would be disapproved only if:
     o   the proposed change is contrary to state law;
     o   prohibited by state regulatory authorities; or
     o we determine the change is inconsistent with the investment objectives of the mutual fund.
If we disregard voting instructions, a summary of the action and the reason for the actions will be included in the next semiannual report from the underlying fund to owners.

Statement of Values
You receive an annual statement at the end of each policy year. The statement will show:
     o current death  benefit;
     o current  policy value and surrender value;
     o all premiums paid since the last  statement;
     o all charges since the last  statement;
     o any policy  loans and unpaid loan  interest;
     o any partial surrenders since the last statement;
     o the number of units and unit value;
     o total value of each of your Investment Accounts and the Fixed Account;
     o designated  beneficiary(ies);  and
     o all riders included in the Policy.

You will also receive a statement as of the end of each calendar quarter. At any time, you may request a current statement by telephoning 1-800-247-9988.

We also send you the reports required by the Investment Company Act of 1940.

Services Available by Telephone
Telephone Instructions. Unless you decline telephone privileges, instructions for the following transactions may be given to us via the telephone:
     o policy loans (loan proceeds are only mailed to the owner's address of record);
     o changes in allocations of future premium payments;
     o changes in allocation  of  the  monthly   policy   charge;
     o  changes  to  your  APR instructions;
     o  changes  to  your  DCA   instructions;   and
     o provide instructions for unscheduled Investment Account and/or Fixed Account transfers.

Instructions:
     o may be given by calling us at 1-800-247-9988 between 7 a.m. and 9 p.m. Central Time on any day that the New York Stock Exchange is open;
     o must be received by us before the close of the New York Stock Exchange (generally 3:00 p.m. Central Time) to be effective the day you call;
     o are effective the next valuation day if not received until after the close of the New York Stock Exchange; and
     o  from one  joint  owner  are binding on all joint owners.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the Separate Account and the Company reserve the right to refuse telephone orders. You are liable for a loss resulting from a fraudulent telephone order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner's address of record.

Direct Dial. You may receive information about your policy from our Direct Dial system between 7 a.m. and 9 p.m. Central Time, Monday through Saturday.
The Direct Dial number is 1-800-247-9988. Through this automated system, you can:
     o obtain  information  about  unit  values and  policy  values,
     o initiate certain changes to your policy,  and
     o change your personal  identification number.

Instructions from one joint owner are binding on all joint owners.

GENERAL PROVISIONS

The Contract
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised Policy or data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.

Optional Insurance Benefits
Subject to certain conditions, you may add one or more supplemental benefits to your Policy. These include:
     o four year term insurance rider
     o policy split option rider
     o single life term insurance  rider
     o enhanced death benefit rider
     o extended coverage rider
     o death benefit guarantee rider

Detailed information concerning supplemental benefits may be obtained from an authorized agent or our home office. Not all supplemental benefits are available in all states. The cost, if any, of an optional insurance benefit is deducted as part of your monthly policy charge.

Death Benefit Guarantee Rider (also known as the "no lapse guarantee"). This rider provides that if the rider premium is paid, the Policy does not lapse even if the net surrender value is not enough to pay the monthly policy charges on a monthly date. This rider is automatically made a part of the policy if the planned periodic premium is equal to or greater than the death benefit guarantee premium.

The  death benefit (no lapse) guarantee premium requirement is met if:
     o the sum of all  premiums  paid
     o minus any  partial  surrenders
     o minus any policy loans and unpaid loan interest is at least as much as the sum of death benefit guarantee monthly premiums from the policy date to the most recent monthly date. Your most recent death benefit (no lapse) guarantee premium is shown on your current data page.

The death benefit (no lapse) guarantee premium is based on the issue age, gender (where permitted by law) and risk classification of each insured. The monthly death benefit (no lapse) guarantee premium is considered to be zero for any month that deductions are being waived. This premium may change if:
     o the Policy face amount is changed,
     o the death benefit option is changed,
     o a rider is added or deleted, or
     o an adjustment is made to your Policy.

As a result of a change, an additional premium may be required to satisfy the new death benefit (no lapse) guarantee premium.

If on any monthly date, the death benefit (no lapse) guarantee premium requirement is not met, we send you a notice stating the premium required to reinstate the rider. If the premium required to maintain the guarantee is not received in our home office before the expiration of the 61-day grace period (which begins when the notice is mailed), the death benefit (no lapse) guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated.

Extended Coverage Rider. This rider allows, under certain conditions, the Policy to remain in force until the death of the surviving insured - with a death benefit being paid rather than maturing the Policy.

Misstatement of Age or Gender
If the age or, where applicable, gender of either of the insureds has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct ages and gender.

Assignment
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.

Ownership
You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

Unless changed, the owner(s) is as named in the application. The owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if the Policy is surrendered, death or maturity proceeds are paid, or if the grace period ends without our receiving the payment required to keep the Policy in force. The rights and privileges end as of the monthly date on or immediately preceding the start of the grace period.

If an owner dies before the Policy terminates, the surviving owner(s), if any, succeed to that person's ownership interest, unless otherwise specified. If all owners die before the policy terminates, the Policy passes to the estate of the last surviving owner. With our consent, you may specify a different arrangement for contingent ownership.

Beneficiary
You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

If no beneficiary(ies) survives the death of the surviving insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.

Benefit Instructions
While either insured is alive, you may give us instructions for payment of death proceeds under one of the benefit options of the Policy. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit instructions are revoked.

Benefit Payment Options
While the surviving insured is alive, you may arrange for death proceeds to be paid in a lump sum or under one of several fixed benefit payment options. These choices are also available if the Policy is surrendered or matures.

     o   Option A - Special Benefit Arrangement
         A specially  designed benefit option may be arranged with our approval.
     o   Option B - Proceeds left at interest
         We hold the amount of the benefit on deposit. Interest payments are made annually, semiannually, quarterly or monthly as selected.
     o   Option C - Fixed Income
         We pay income of a fixed amount for a fixed period (not exceeding 30 years).
     o   Option D - Life Income
         We pay income during a person's lifetime. A minimum guaranteed period may be used.
     o   Option E - Joint and Survivor Life Income
         We pay income during the lifetime of two people and continue until the death of the survivor. This option includes a minimum guaranteed period of 10 years.
     o   Option F - Joint and Two-thirds Survivor Life Income
         We pay an income during the lifetime of two people and two-thirds of the original amount during the remaining lifetime of the survivor.

Interest at a rate set by us, but never less than required by state law, will be applied to calculate the above benefit payment options.

Right to Exchange Policy
During the first 24 months after the policy date (except during a grace period), you have the right to make an irrevocable, one-time election to transfer all of your Investment Account values to the Fixed Account. No charge is imposed on this transfer.

Your request must be in writing and be signed by the owner(s). The request must be postmarked or delivered to our home office before the end of the 24-month period. The transfer is effective when we receive your written request.

Non-Participating Policy
The Policies do not share in any divisible surplus of the Company.

Incontestability
We will not contest the insurance coverage provided by the Policy, except for any increases in face amount, after the Policy has been in force during the lifetime of either insured for a period of two years from the policy date. Any face amount increase has its own two-year contestability period that begins on the effective date of the adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent mistrepresentations.

Suicide
Death proceeds are not paid if either insured dies by suicide, while sane or insane, within two years of the policy date (or two years from the date of face amount increase with respect to such increase). In the event of the suicide of either insured within two years of the policy date, our only liability is a refund of premiums paid, without interest, minus any policy loans and unpaid loan interest and partial surrenders. In the event of suicide within two years of a face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. If the suicide occurs at the death of the first insured, this amount will be paid to the owner(s) of the Policy. If the suicide occurs at the death of the surviving insured, this amount will be paid to the beneficiary(ies).

Delay of Payments
Payment due to exercise of your rights under the free-look provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from an Investment Account are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, total or partial surrender, policy loan, death, maturity or the transfer to or from a division of the Separate Account may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).

The right to sell shares may be suspended during any period when:
     o trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or
     o   an emergency  exists, as determined by the SEC, as a result of which:
          o disposal by a fund of securities owned by it is not reasonably practicable;
          o it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
          o the SEC permits  suspension for the protection of security holders.

If payments are delayed and your instruction is not canceled by your written instruction, the amount of the transaction is determined the first valuation date following the expiration of the permitted delay. The transaction is made within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Addition, Deletion or Substitution of Investments
We reserve the right to make certain changes if, in our judgement, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:
     o transfer assets in any division to another division or to the Fixed Account;
     o add, combine or eliminate  divisions in the Separate Account; or
     o substitute the shares of an Investment Account for the Investment Account shares in any division:
         o if shares of an Investment Account are no longer available for investment; or
         o if in our judgement, investment in an Investment Account becomes inappropriate considering the purposes of the Separate Account.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another Investment Account(s) and/or the Fixed Account without charge. You may exercise this exchange privilege until the latter of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).

OFFICERS AND DIRECTORS OF PRINCIPAL MANAGEMENT CORPORATION

The officers and directors of the investment advisor, Principal Management Corporation, are shown below. This list includes some of the same people (designated by *), who are serving in the same capacities as officers and directors of the underwriter, Princor Financial Services Corporation. The principal business address for each officer and director is: Principal Financial Group, Des Moines, Iowa 50392.

*JOHN E. ASCHENBRENNER              Director
CRAIG R. BARNES                     Vice President
*CRAIG L. BASSETT                   Treasurer
*MICHAEL J. BEER                    Executive Vice President
*MARY L. BRICKER                    Assistant Corporate Secretary
*DAVID J. DRURY                     Director
*RALPH C. EUCHER                    Director and President
*ARTHUR S. FILEAN                   Vice President
*DENNIS P. FRANCIS                  Director
*PAUL N. GERMAIN                    Vice President - Mutual Fund Operations
*ERNEST H. GILLUM                   Vice President - Compliance and Product
                                      Development
*THOMAS J. GRAF                     Director
*J. BARRY GRISWELL                  Chairman of the Board and Director
*JOYCE N. HOFFMAN                   Vice President and Corporate Secretary
*ELLEN Z. LAMALE                    Director
*JULIA M. LAWLER                    Director
*GREGG R. NARBER                    Director
*RICHARD L. PREY                    Director
*LAYNE A. RASMUSSEN                 Controller - Mutual Funds
*ELIZABETH R. RING                  Controller
*MICHAEL J. ROUGHTON                Counsel
*JEAN B. SCHUSTEK                   Product Compliance Officer - Registered
                                      Products
DEWAIN A. SPARRGROVE                Vice President

OFFICERS AND DIRECTORS OF PRINCIPAL LIFE INSURANCE COMPANY

Principal Life Insurance Company is managed by a Board of Directors. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal occupation during the last five years, are as follows:

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):

JOHN EDWARD ASCHENBRENNER           Senior Vice President
PAUL FRANCIS BOGNANNO               Senior Vice President
CHARLES ROBERT DUNCAN               Senior Vice President
DENNIS PAUL FRANCIS                 Senior Vice President
THOMAS JEFFERSON GAARD              Senior Vice President
MICHAEL HARRY GERSIE                Senior Vice President
THOMAS JOHN GRAF                    Senior Vice President
ROBB BRYAN HILL                     Senior Vice President
GREGG ROSS NARBER                   Senior Vice President and General Counsel
MARY AGNES O'KEEFE                  Senior Vice President
RICHARD LEO PREY                    Senior Vice President
ROBERT ALLEN SLEPICKA               Senior Vice President
NORMAN RAUL SORENSEN                Senior Vice President
CARL CHANSON WILLIAMS               Senior Vice President and Chief
                                      Information Officer

DIRECTORS:

Name, Positions and Offices                     Principal Occupation During Last 5 Years
----------------------------------------------------------------------------------------
BETSY  JEAN BERNARD                       Executive Vice President, U.S. West since 1998. President and Chief Executive Officer,
Director                                  since 1998. President and Chief Executive Officer, AVIRNEX Communications Group
                                          since 1997. President and Chief Executive Officer,  Pacific Bell Communications  since
                                          1995.

JOCELYN CARTER-MILLER                     Corporate Vice President and Chief Marketing  Officer,  Motorola,  Inc. since 1999. Vice
                                          President, Director 1998-1999. Vice President and  General   Manager,   since  1997.
                                          Prior thereto, Vice President of Latin American and Caribbean Operations of Motorola.

DAVID JAMES DRURY                         Chairman and Chief Executive Officer, Principal Life Insurance Company since 1995.
Director                                  President and Chief Executive Officer from 1994-1995; President from 1993-1994;
Chairman of the Board                     Executive Vice President from 1992-1993.
Chair, Executive Committee

CHARLES DANIEL GELATT, JR.                President, NMT Corporation.
Director
Member, Executive Committee
Chair, Human Resources Committee

JOHN BARRY GRISWELL                       President, Principal Life Insurance Company since 1998. Executive Vice President
Director                                  1996-1998. Senior Vice President 1988-1996.

GERALD DAVID HURD                         Retired. Chairman and Chief Executive Officer, Principal Life Insurance Company 1989-1994.
Director
Member, Executive and
Nominating Committees

CHARLES SAMUEL JOHNSON                    Chairman,  President and Chief Executive Officer,  Pioneer Hi-Bred  International,  Inc.
Director                                  since 1996. President and Chief Executive Officer 1995-1996. President and Chief
Member, Audit Committee                   Operating Officer 1995. Executive Vice President  1993-1995.

WILLIAM TURNBALL KERR                     Chairman, President & Chief Executive Officer, Meredith Corporation since 1998.
Director                                  President and Chief Executive Officer, 1997-1998.  President and Chief Operating Officer
Member, Executive Committee and           1994-1997. Prior thereto, Executive Vice President.
Chair, Nominating Committee

LEE LIU                                   Chairman Alliant Energy Corporation since 1998. Chairman and Chief Executive Officer, IES
Director                                  Industries,   Inc.,  1996-1998.  Prior  thereto,  Chairman,  President  and  Chief
Member, Executive and Human               Executive Officer.
Resources Committees

VICTOR HENDRIK LOEWENSTEIN                Managing Partner, Egon Zehnder International
Director
Member, Audit Committee

RONALD DALE PEARSON                       Chairman, President and Chief Executive Officer, Hy-Vee, Inc.
Director
Member, Human Resources Committee

JOHN ROY PRICE                            Managing Director, The Chase Manhattan Corporation since 1996. Prior thereto,
Director                                  Managing Director, Chemical Banking Corporation.
Member, Nominating Committee

DONALD MITCHELL STEWART                   President, The College Board.
Director
Member, Human Resources Committee

ELIZABETH EDITH TALLETT                   President  & CEO of  Dioscor,  Inc.  & Serex,  Inc.  since  1996.  President  and
Director                                  Chief Executive Officer, Transcell Technologies, Inc. 1992-1996.
Chair, Audit Committee

FRED WILLIAM WEITZ                        President, Chairman of the Board and Chief Executive Officer, Essex Meadows, Inc. since
Director                                  1995. Prior thereto, President,  Chairman of the Board, and Chief Executive Officer, The
Member, Human Resources Committee         Weitz Corporation and its subsidiaries.

DISTRIBUTION OF THE POLICY
We intend to sell the Policies in all jurisdictions where we are licensed. The Policies will be sold by licensed insurance agents who are also registered representatives of broker-dealers registered with the SEC under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD).

The Policies will be distributed by the general distributor, Princor Financial Services Corporation (Princor), which is an affiliate of ours. Princor is a securities broker-dealer registered with the SEC and a member of the NASD. The Policies may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

For Policies sold through Princor, commissions generally will be no more than 50% of premium received in the first policy year or the first year following an adjustment up to the planned periodic premium (not to exceed target premium). In addition, a commission of up to 3% of premium above the lesser of planned periodic or target premium received in the first policy year (or first year following an adjustment) may be paid. In the second through tenth years following the policy date (or adjustment date), commissions range from 0% to 2% of premiums received. A service fee of up to 2% is paid on premiums received after the second policy year. Expense allowances may be paid to agents and brokers based on premiums received.

STATE REGULATION
The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa or her representatives at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

FEDERAL TAX MATTERS
The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy. You should consult a qualified tax adviser about the tax implications of taking action under a Policy.

Tax Status of the Company and the Separate Account
We are taxed as an insurance company under subchapter L of the Code. The Separate Account is not a separate taxable entity. Its operations are taken into account by us in determining our tax liability. All Separate Account investment income and realized net capital gains are reinvested and taken into account in determining policy values and are automatically applied to increase the book reserves associated with the Policies.

Charges for Taxes
We impose a federal tax charge equal to 1.25% of premiums received under the Policy to compensate us for the federal income tax liability we incur by reason of receiving those premiums. We believe that this charge is reasonable in relation to the increased tax burden the Company incurs as a result of Section 848 of the Code. No other charge is currently made to the Separate Account for federal income taxes of the Company that may be attributable to the Separate Account. Periodically, we review the appropriateness of charges to the Separate Account for federal income taxes. In the future, a charge may be made for federal income taxes incurred by us and attributable to the Separate Account. In addition, depending on the method of calculating interest on policy values allocated to the Fixed Account, a charge may be imposed for the Policy's share of our federal income taxes attributable to the Fixed Account.

Under current law, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change attributable to state or local taxes, we reserve the right to charge the Separate Account for the portion of taxes, if any, attributable to the Separate Account.

Diversification Standards
The Policy should qualify as a life insurance contract as long as the underlying investments for the Policy satisfy diversification requirements of Section 817(h) of the Code.

IRS Definition of Life Insurance
The Policy should qualify as a life insurance contract as long as it satisfies certain tests under Section 7702 of the Code.
     o The Policy qualifies if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor.
     o If at any time a premium is paid which would result in total premiums exceeding the current maximum premium allowed, we only accept that portion of the premium which would make the total premiums equal the maximum.

Modified Endowment Contract Status
Section 7702A of the Code sets forth a classification of life insurance policies known as "Modified Endowment Contracts." Policy loans and partial surrenders from a policy that is classified as a modified endowment contract are taxable as ordinary income to the owner in an amount equal to the lesser of the amount of the loan/partial surrender or the excess of policy value over the owner's investment in the Policy. Additionally, taxable distributions are subject to a federal income tax penalty of 10% unless the payment is:
     o   made after the owner attains age 59 1/2;
     o   attributable to the taxpayer becoming disabled; or
     o part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. If you contemplate a large premium payment under this Policy, and you wish to avoid modified endowment contract status, you may contact us before making the payment and we will tell you the maximum amount which can be paid into the Policy before it would become a modified endowment contract.

Policy Surrenders and Partial Surrenders
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any policy loan, upon surrender or lapse, is added to the cash surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

A total surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. During the first 15 policy years, an amount may be taxable prior to your tax-free recovery of your investment in the Policy if the partial surrender results in or is necessitated by a reduction in death benefits. A qualified tax advisor should be consulted regarding the tax consequences of any partial surrender during the first 15 policy years.

The increase in policy value of the Policy is not included in gross income unless and until there is a total surrender or partial surrender under the Policy. A complete surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent the distribution exceeds your investment in the Policy. Transfers between the Investment Accounts and/or the Fixed Account are not considered as distributions from the Policy and would not be considered taxable income.

Policy Loans and Loan Interest
Loans received under the Policy are generally recognized as loans for tax purposes and are not considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors. Due to the complexity of these factors, you should consult a competent tax advisor as to the deductibility of interest paid on policy loans. If the Policy is a modified endowment contract, a policy loan is taxable to an amount equal to the lesser of the amount of the loan or the excess of policy value over the owner's investment in the Policy.

Corporate Alternative Minimum Tax
Ownership of a Policy by certain corporations may affect the owner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of a) the premiums paid on that Policy in the year of death, and b) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S Corporations. Such tax also does not apply to "Small Corporations" as defined by Section 55(c) of the Code. Corporations with gross receipts of $5,000,000 or less for their first taxable year after 1996, with gross receipts not exceeding $7,500,000 after the first taxable year, will meet this definition.

Exchange or Assignment of Policies
A change of policy, or an exchange or assignment of a Policy may have tax consequences. An assignment or exchange may result in taxable income to the transferring owner. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

Withholding
Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect.

Other Tax Issues
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the policy beneficiary(ies) if you or the insured dies. Any person concerned about the estate implications of the Policy should consult a competent tax advisor.

EMPLOYEE BENEFIT PLANS
The United States Supreme Court has held that optional annuity benefits under a qualified deferred compensation plan cannot vary on the basis of gender. Polices are available for use in connection with employment related insurance or benefit plans which do not vary between male and female insured of a particular age and underwriting classification. A competent tax advisor should be consulted on these matters.

LEGAL OPINIONS
Legal matters applicable to the issue and sale of the Policies, including our right to issue Policies under Iowa Insurance Law, have been passed upon by Gregg
R. Narber, Senior Vice President and General Counsel.

LEGAL PROCEEDINGS
There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

REGISTRATION STATEMENT
This prospectus omits some information contained in the registration statement that we have filed with the SEC. Statements contained in this prospectus are summaries of the contents of the Policy and other legal documents.

OTHER VARIABLE INSURANCE CONTRACTS
The Company currently offers other variable life contracts that participate in the Separate Account. In the future, we may designate additional group or individual variable annuity contracts as participating in the Separate Account.

RESERVATION OF RIGHTS
The Company reserves the right to amend or terminate the special plans described in this prospectus. Such plans include preauthorized premium payments, dollar cost averaging (DCA) and automatic portfolio rebalancing (APR). In addition, we reserve the right to charge a transfer fee of no more than $25 for each unscheduled transfer after the 12th such transfer in a policy year. You would be notified of any such action to the extent required by law.

YEAR 2000 READINESS DISCLOSURE
Starting in early 1995, as a corporate effort, the Company recognized the Year 2000 could have a significant impact on our operations. With the strong commitment from the Board of Directors, Chief Executive Officer and Chief Information Officer, we initiated a comprehensive plan to ensure our systems and facilities would function correctly regardless of the date on the calendar.

Assessments of our computer systems were completed in 1996. We identified 35,000 programs comprising 40 million lines of mainframe code, 1,300 PC software packages, and 400,000+ end-user PC applications that could be affected by the Year 2000.

Our analysis didn't stop there. We requested Year 2000 compliance status information from hardware and software vendors of over 1,000 PC systems and 450 mainframe systems. New purchase agreements, along with renewal agreements, have included a "Year 2000" warranty clause since 1997.

In 1997, we contacted critical service and product suppliers such as banks and utility companies regarding their Year 2000 readiness. To further assess the stability of our external supply chain, we conducted another survey in 1998, and a third evaluation of our most critical suppliers will take place in 1999.

As of December 31, 1998, 100 percent of our identified mission critical system renovations were completed, tested and in production. We expect to complete the remaining identified changes by June 30, 1999 (when we receive and install updated software releases from our outside vendors).

Full-scale testing of our systems began in March 1998 using an in-house, isolated testing facility. We include "system date manipulation" and "file aging" processes to verify a wide variety of dates before, on, and after January 1, 2000, including February 29, 2000 (leap day).

Our objective is to complete full-scale testing of all identified mission critical systems in second quarter 1999, with significant attentions to year-end and leap-year processing. Verification will continue through 1999, and into the early part of 2000, to ensure no new date related problems are introduced into previously tested or newly developed systems.

We believe our thorough systems testing process should eliminate significant date related problems that could affect our systems. We will have staff onsite during critical times to ensure a timely and accurate response to unforeseen issues which may arise.

Contingency plan development began July 1998. The methodology was documented in November 1998. We expect initial plans to be completed by March 31, 1999. These plans are being developed to address external systems and non-systems events that could affect our operations. Many of those scenarios are beyond our control, so we are identifying possible options, which will minimize their impact. We are also communicating with other entities involved to encourage their Year 2000 preparedness. We will re-evaluate our contingency plans throughout the Year 2000 experience.

The cost associated with completing our Year 2000 readiness for the business unit of the Company which issues the Policy is estimated to be $1.3 - $1.6 million.

Additional   corporate  Y2K   information   can  be  found  on  our  website  at
www.principal.com/general/faqy2k.htm

CUSTOMER INQUIRIES
Your questions should be directed to: Survivorship Flexible Premium Variable Universal Life, Principal Financial Group, P.O. Box 9296, Des Moines, Iowa 50306-9296, 1-800-247-9988.

INDEPENDENT AUDITORS
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the financial statements of the Principal Life Insurance Company are included in this prospectus. Those statements have been audited by Ernst & Young LLP, independent auditors, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.

FINANCIAL STATEMENTS
The consolidated financial statements of Principal Life Insurance Company which are included in this prospectus should be considered only as it relates to our ability to meet our obligations under the Policy. They do not relate to investment performance of the assets held in the Separate Account.

                        Principal Life Insurance Company
                         Variable Life Separate Account

                             Statement of Net Assets

                                 March 31, 1999
                                  (Unaudited)

Assets
Investments:
  Aggressive Growth Division:
    Aggressive Growth Account - 928,944 shares at net asset value
       of $19.62 per share (cost - $16,244,889)                                           $  18,225,872
  Asset Allocation Division:
    Asset Allocation Account - 157,677 shares at net asset value of
       $12.61 per share (cost - $1,954,775)                                                   1,988,302
  Balanced Division:
    Balanced Account - 662,723 shares at net asset value of $16.00 per share
       (cost - $10,603,567)                                                                  10,603,567
  Bond Division:
    Bond Account - 413,399 shares at net asset value of $11.95 per share
       (cost - $4,945,835)                                                                    4,940,117
  Capital Value Division:
    Capital Value Account - 715,996 shares at net asset value of $36.94 per share
       (cost - $24,693,117)                                                                  26,448,903
  Fidelity Contrafund Division:
    Fidelity Variable Insurance Products Fund II: Contrafund Portfolio. -
       445,126 shares at net asset value of $24.74 per share (cost - $9,546,721)             11,012,413
  Fidelity Equity Income Division:
    Fidelity Variable Insurance Products Fund: Equity Income Portfolio -
      256,497 shares at net asset value of $24.68 per share (cost - $6,174,291)               6,330,337
  Fidelity High Income Division:
    Fidelity VIP High Income Portfolio -
       117,147 shares at net asset value of $10.99 per share (cost - $1,398,588)              1,287,442
  Government Securities Division:
    Government Securities Account - 340,330 shares at net asset value
      of $11.00 per share (cost - $3,755,569)                                                 3,743,632
  Growth Division:
    Growth Account - 286,166 shares at net asset value of $21.18 per share
        (cost - $5,414,051)                                                                   6,060,991
  High Yield Division:
    Principal High Yield Account - 269,048 shares at net asset value of
       $8.07 per share (cost - $2,398,438)                                                    2,171,221
  International Division:
    International Account - 606,471 shares at net asset value of $14.56 per share
       (cost - $8,980,051)                                                                    8,830,215
  International SmallCap Division:
    International SmallCap Account - 44,051 shares at net asset value of
       $9.69 per share (cost - $385,595)                                                        426,853
  MicroCap Division:
    MicroCap Account - 24,019 shares at net asset value of $7.22 per share
        (cost - $192,612)                                                                       173,418
  MidCap Division:
    MidCap Account - 790,325 shares at net asset value of $32.38 per share
        (cost - $25,015,116)                                                                 25,590,708
  MidCap Growth Division:
    MidCap Growth Account - 46,072 shares at net asset value of $9.03 per share
        (cost - $413,592)                                                                       416,029
  Money Market Division:
    Money Market Account - 7,803,066 shares at net asset value (cost) of
       $1.00 per share                                                                        7,803,066
  Putnam Global Asset Allocation Division:
    Putnam VT Global Asset Allocation Fund - 10,146 shares at net asset value of
      $17.77 per share (cost - $186,255)                                                        180,288
  Putnam Vista Division:
    Putnam VT Vista Fund - 13,626 shares at net asset value of $15.44 per share
        (cost - $181,239)                                                                       210,384
  Putnam Voyager Division:
    Putnam VT Voyager Fund - 42,833 shares at net asset value of $44.40 per share
       (cost - $1,876,627)                                                                    1,901,763
  Real Estate Division:
    Real Estate Account - 4,179 shares at net asset value of $8.44 per share
        (cost - $37,821)                                                                         35,270
  SmallCap Division:
    SmallCap Account - 39,095 shares at net asset value of $7.70 per share
        (cost - $306,313)                                                                       301,030
  SmallCap Growth Division:
    SmallCap Growth Account - 31,327 shares at net asset value of $10.54 per share
        (cost - $287,364)                                                                       330.187
  SmallCap Value Division:
    SmallCap Value Account - 25,508 shares at net asset value of $7.90 per share
        (cost - $204,957)                                                                       201,515
  Utilities Division:
    Utilities Account - 11,684 shares at net asset value of $10.25 per share
        (cost - $122,746)                                                                       119,757
                                                                                           ------------

Net assets                                                                                 $139,333,280




                                                                                Unit
                                                                   Units        Value

Net assets are represented by:
   Aggressive Growth Division - PrinFlex Life                   1,150,653       $15.84          $  18,225,872

   Asset Allocation Division - PrinFlex Life                      153,592        12.95              1,988,302

   Balanced Division:
     Flex Variable Life                                           130,732        29.42              3,845,613
     PrinFlex Life                                                525,865        12.85              6,757,954
                                                                                                   10,603,567

   Bond Division:
     Flex Variable Life                                            75,789        23.75              1,799,860
     PrinFlex Life                                                267,034        11.76              3,140,257
                                                                                                    4,940,117

   Capital Value Division:
     Flex Variable Life                                           237,612        38.07              9,046,320
     PrinFlex Life                                              1,216,663        14.30             17,402,583
                                                                                                   26,448,903

   Fidelity Contrafund Division - PrinFlex Life                   663,200        16.60             11,012,413

   Fidelity Equity Income Division - PrinFlex Life                453,082        13.97              6,330,337

   Fidelity High Income Division - PrinFlex Life                  111,169        11.58              1,287,442

   Government Securities Division - PrinFlex Life                 316,383        11.83              3,743,632

   Growth Division - PrinFlex Life                                395,649        15.32              6,060,991

   High Yield Division - Flex Variable Life                       101,528        21.39              2,171,221

   International Division - PrinFlex Life                         720,495        12.26              8,830,215

   International SmallCap Division - PrinFlex Life                 43,791         9.75                426,853

   MicroCap Division - PrinFlex Life                               24,006         7.22                173,418

   MidCap Division:
     Flex Variable Life                                           279,936       $39.46             11,046,584
     PrinFlex Life                                              1,211,036        12.01             14,544,124
                                                                                                   25,590,708

   MidCap Growth Division - PrinFlex Life                          45,795         9.08                416,029

   Money Market Division:
     Flex Variable Life                                            20,683        16.55                342,214
     PrinFlex Life                                                669,512        11.14              7,460,852
                                                                                                    7,803,066

   Putnam Global Asset Allocation Division -
     PrinFlex Life                                                 17,287        10.43                180,288

   Putnam Vista Division - PrinFlex Life                           19,104        11.01                210,384

   Putnam Voyager Division - PrinFlex Life                        165,278        11.51              1,901,763

   Real Estate Division - PrinFlex Life                             4,035         8.74                 35,270

   SmallCap Division - PrinFlex Life                               40,148         7.50                301,030

   SmallCap Growth Division - PrinFlex Life                        30,825        10.71                330,187

   SmallCap Value Division - PrinFlex Life                         24,989         8.06                201,515

   Utilities Division - PrinFlex Life                              11,046        10.84                119,757

Net assets                                                                                       $139,333,280





                        Principal Life Insurance Company
                         Variable Life Separate Account

                            Statements of Operations

                          Quarter ended March 31, 1999
                                  (Unaudited)

                                                                                             Aggressive
                                                                                               Growth
                                                                                Combined    Division (1)

Investment income (loss)
Income:
     Dividends                                                                  $  351,039      $       0
     Capital gains distributions                                                 1,830,381         60,628

Total Income                                                                     2,181,420         60,628

   Expenses :
     Mortality and expense risks                                                   280,178         35,164

Net investment income (loss)                                                     1,901,242         25,464

Realized and unrealized gains (losses) on investments
Net realized gains (losses)                                                         69,348         13,954
Change in net unrealized appreciation/depreciation of investments                (726,810)      1,089,114

Net increase (decrease) in net assets resulting from operations                  1,243,780      1,128,532

(1)  Commenced operations February 1, 1997.
(2)  Commenced operations May 1, 1998.


                                                                    Asset                                              Capital
                                                                 Allocation        Balanced             Bond            Value
                                                                  Division(1)      Division           Division        Division
Investment income (loss)
Income:
     Dividends                                                      $     0        $    5,169       $    4,689       $     8,643
     Capital gains distributions                                      8,524            86,680                0           289,344

Total Income                                                          8,524            91,849            4,689           297,987

   Expenses :
     Mortality and expense risks                                      4,127            21,604            9,314            50,286
Net investment income (loss)                                          4,397            70,245          (4,625)           247,701
Realized and unrealized gains (losses) on investments
Net realized gains (losses)                                             255             1,949            1,486            21,527
Change in net unrealized appreciation/depreciation of investments    47,347         (155,464)         (32,172)           166,861
Net increase (decrease) in net assets resulting from operations      51,999          (83,270)         (35,311)           102,367

(1)  Commenced operations February 1, 1997.
(2)  Commenced operations May 1, 1998.



                                                                    Fidelity       Fidelity Equity    Fidelity High
                                                                   Contrafund          Income            Income
                                                                   Division(1)       Division (1)      Division (1)
Investment income (loss)
Income:
     Dividends                                                      $   45,256         $  81,671         $107,614
     Capital gains distributions                                       331,881           180,535            4,023

Total Income                                                           377,137           262,206          111,637

   Expenses :
     Mortality and expense risks                                        19,959            12,621            2,983
Net investment income (loss)                                           357,178           249,585          108,654
Realized and unrealized gains (losses) on investments
Net realized gains (losses)                                              8,917             5,230          (2,764)
Change in net unrealized appreciation/depreciation of investments      110,430         (135,792)         (50,712)
Net increase (decrease) in net assets resulting from operations        476,525           119,023           55,178

(1)  Commenced operations February 1, 1997.
(2)  Commenced operations May 1, 1998.


                                                                               Government
                                                                               Securities      Growth
                                                                              Division (1)  Division (1)


Investment income (loss)
Income:
     Dividends                                                                   $   3,682$             0
     Capital gains distributions                                                         0         26,610

Total Income                                                                         3,682         26,610

   Expenses :
     Mortality and expense risks                                                     7,589         11,921

Net investment income (loss)                                                       (3,907)         14,689

Realized and unrealized gains (losses) on investments
Net realized gains (losses)                                                           (55)         14,836
Change in net unrealized appreciation/depreciation of investments                  (2,417)        178,931

Net increase (decrease) in net assets resulting from operations                    (6,379)        208,456



(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.



                                                                    High                           International
                                                                    Yield        International       SmallCap         MicroCap
                                                                  Division       Division (1)      Division (2)     Division (2)

Investment income (loss)
Income:
     Dividends                                                      $     0     $           0      $         0     $           0
     Capital gains distributions                                          0           110,587                0                 0
Total Income                                                              0           110,587                0                 0

   Expenses :
     Mortality and expense risks                                      4,103            19,308              835               405

Net investment income (loss)                                        (4,103)            91,279            (835)             (405)

Realized and unrealized gains (losses) on investments
Net realized gains (losses)                                        (14,781)             (908)               73                 1
Change in net unrealized appreciation/depreciation of investments    17,083            23,891           26,246          (20,287)
Net increase (decrease) in net assets resulting from operations     (1,801)           114,262           25,484          (20,691)

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.



                                                                                       MidCap             Money
                                                                      MidCap           Growth            Market
                                                                     Division       Division (2)        Division


Investment income (loss)
Income:
     Dividends                                                      $        0   $             0          $88,937
     Capital gains distributions                                       558,418                 0                0
Total Income                                                           558,418                 0           88,937

   Expenses :
     Mortality and expense risks                                        54,651               724           19,100

Net investment income (loss)                                           503,767             (724)           69,837

Realized and unrealized gains (losses) on investments
Net realized gains (losses)                                              6,477             6,354                -
Change in net unrealized appreciation/depreciation of investments  (1,525,426)          (25,572)                -
Net increase (decrease) in net assets resulting from operations    (1,015,182)          (19,942)           69,837

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

                                                                              Putnam Global            Putnam
                                                                            Asset Allocation            Vista
                                                                              Division (2)          Division (2)

Investment income (loss)
Income:
     Dividends                                                                   $   3,412       $     --
     Capital gains distributions                                                     9,669             --

Total Income                                                                        13,081              --

   Expenses :
     Mortality and expense risks                                                       251            354

Net investment income (loss)                                                        12,830          (354)

Realized and unrealized gains (losses) on investments
Net realized gains (losses)                                                             94            377
Change in net unrealized appreciation/depreciation of investments                 (10,281)          8,408

Net increase (decrease) in net assets resulting from operations                      2,643          8,431


(2) Commenced operations May 1, 1998.



                                                                                Putnam
                                                                                Voyager         Real Estate       SmallCap
                                                                               Division (2)      Division (2)     Division (2)

Investment income (loss)
Income:
     Dividends                                                                $    1,764         $     146      $         10
     Capital gains distributions                                                 163,482                --                --
Total Income                                                                     165,246               146                10

   Expenses :
     Mortality and expense risks                                                   3,001                73               638
Net investment income (loss)                                                     162,245                73             (628)

Realized and unrealized gains (losses) on investments
Net realized gains (losses)                                                        5,800             (190)                 1
Change in net unrealized appreciation/depreciation of investments               (80,465)           (2,231)          (17,250)
Net increase (decrease) in net assets resulting from operations                   87,580           (2,348)          (17,877)

(2) Commenced operations May 1, 1998.


                                                                            SmallCap         SmallCap
                                                                             Growth            Value           Utilities
                                                                            Division (2)     Division (2)      Division (2)

Investment income (loss)
Income:
     Dividends                                                               $     --        $       46       $       --
     Capital gains distributions                                                   --                --               --
Total Income                                                                       --                46               --

   Expenses :
     Mortality and expense risks                                                  570               401              196
Net investment income (loss)                                                    (570)             (355)            (196)

Realized and unrealized gains (losses) on investments
Net realized gains (losses)                                                       947             (233)                1
Change in net unrealized appreciation/depreciation of investments              10,853           (8,858)          (5,325)
Net increase (decrease) in net assets resulting from operations                11,230           (9,446)          (5,520)

(2) Commenced operations May 1, 1998.




                        Principal Life Insurance Company
                         Variable Life Separate Account

                       Statements of Changes in Net Assets
                                   (Unaudited)

                        Three Months ended March 31, 1999





                                                                                                     Aggressive
                                                                                                       Growth
                                                                                  Combined           Division (1)


Net Assets at January 1, 1999                                                     121,091,275         14,244,041

Increase (decrease) in Net Assets from Operations:
    Net investment income                                                           1,901,242             25,464
     Net realized gains (losses) on investments                                        69,348             13,954
     Change in net unrealized appr/depr                                             (726,810)          1,089,114

  Net Increase resulting from Operations                                            1,243,780          1,128,532

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                                36,779,230          4,099,620
     Contract terminations and surrenders                                           (979,949)           (70,313)
     Death benefit payments                                                           (2,398)              (435)
     Policy loan transfers                                                          (775,937)          (157,231)
     Transfers to other contracts                                                (13,906,566)          (420,856)
     Cost of insurance and administration charges - FVLI                            (540,596)                  -
     Cost of insurance and administration charges - PrinFlex                      (3,353,777)          (554,800)
    Surrender charges - FVLI                                                         (13,727)                  -
    Surrender charges - PrinFlex                                                    (208,055)           (42,686)

  Net Increase from Policy Related Transactions                                    16,998,225          2,853,299


Total Increase                                                                     18,242,005          3,981,831

Net Assets at March 31, 1999                                                     $139,333,280        $18,225,872


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.




                                                                    Asset                                              Capital
                                                                  Allocation        Balanced            Bond             Value
                                                                 Division (1)       Division          Division         Division


Net Assets at January 1, 1999                                     $1,592,829        $9,879,189       $3,953,245       $22,971,942

Increase (decrease) in Net Assets from Operations:
    Net investment income                                              4,397            70,245          (4,625)           247,701
     Net realized gains (losses) on investments                          255             1,949            1,486            21,527
     Change in net unrealized appr/depr                               47,347         (155,464)         (32,172)         (166,861)
  Net Increase resulting from Operations                              51,999          (83,270)         (35,311)          102,367

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                  486,553         2,026,750        1,745,809         4,976,888
     Contract terminations and surrenders                            (7,047)          (74,077)        (223,467)         (144,185)
     Death benefit payments                                                -                 -                -             (438)
     Policy loan transfers                                           (6,828)          (53,919)         (12,483)          (61,354)
     Transfers to other contracts                                   (70,088)         (830,037)        (330,754)         (810,215)
     Cost of insurance and administration charges - FVLI                   -          (62,284)         (56,396)         (133,441)
     Cost of insurance and administration charges - PrinFlex        (54,838)         (183,260)         (87,471)         (426,231)
    Surrender charges - FVLI                                               -           (1,083)          (4,511)           (2,248)
    Surrender charges - PrinFlex                                     (4,278)          (14,442)          (8,544)          (24,182)

  Net Increase from Policy Related Transactions                      343,474           807,648        1,022,183         3,374,594


Total Increase                                                       395,473           724,378          986,872         3,476,961

Net Assets at March 31, 1999                                       1,988,302        10,603,567        4,940,117        26,448,903


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


                                                                    Fidelity         Fidelity        Fidelity High
                                                                    Contrafund      Equity Income        Income
                                                                   Division (1)     Division (1)      Division (1)


Net Assets at January 1, 1999                                       $8,023,001        $4,905,541      $1 ,064,791

Increase (decrease) in Net Assets from Operations:
    Net investment income                                              357,178           249,585          108,654
     Net realized gains (losses) on investments                          8,917             5,230          (2,764)
     Change in net unrealized appr/depr                                110,430         (135,792)         (50,712)
  Net Increase resulting from Operations                               476,525           119,023           55,178

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                  3,150,857         1,739,543          247,859
     Contract terminations and surrenders                             (40,280)          (19,580)          (6,434)
     Death benefit payments                                              (438)             (221)             (36)
     Policy loan transfers                                            (66,697)         (107,033)          (6,603)
     Transfers to other contracts                                    (209,067)         (108,295)         (28,293)
     Cost of insurance and administration charges - FVLI                     -                 -                -
     Cost of insurance and administration charges - PrinFlex         (297,035)         (186,754)         (35,114)
    Surrender charges - FVLI                                                 -                 -                -
    Surrender charges - PrinFlex                                      (24,453)          (11,887)          (3,906)

  Net Increase from Policy Related Transactions                      2,512,887         1,305,773          167,473


Total Increase                                                       2,989,412         1,424,796          222,651

Net Assets at March 31, 1999                                        11,012,413         6,330,337        1,287,442


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


                                                                                 Government
                                                                                 Securities            Growth
                                                                                 Division (1)        Division (1)


Net assets at January 1, 1999                                                   $ 3,266,712          $4,760,835

Increase (decrease) in net assets
Operations:
  Net investment income (loss)                                                      (3,907)              14,689
  Net realized gains (losses) on investments                                           (55)              14,836
  Change in net unrealized appreciation/depreciation of investments                 (2,417)             178,931

Net increase (decrease) in net assets resulting from operations                     (6,379)             208,456

Policy related transactions:
  Net premium payments, less sales charges and applicable premium
    taxes                                                                           551,540           1,676,324
  Contract terminations and surrenders                                              (1,834)            (17,706)
  Death benefit payments                                                               (90)                (80)
  Policy loan transfers                                                               (333)            (27,017)
  Transfers to other contracts                                                     (16,249)           (329,319)
  Cost of insurance and administration charges - FVLI                                     -                   -
  Cost of insurance and administration charges - PrinFlex                          (48,622)           (199,753)
  Surrender charges - FVLI                                                                -                   -
Surrender charges - PrinFlex                                                        (1,113)            (10,749)

Increase in net assets from policy related transactions                             483,299           1,091,700

Total increase                                                                      476,920           1,300,156

Net assets at March 31, 1999                                                     $3,743,632          $6,060,991


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.



                                                                    International                                          MidCap
                                                                     High Yield      International       SmallCap         MicroCap
                                                                       Division       Division (1)      Division (2)     Division(2)


Net assets at January 1, 1999                                         $2,269,099        $7,800,249         $316,190         $149,378

Increase (decrease) in net assets
Operations:
  Net investment income (loss)                                           (4,103)            91,279            (835)            (405)
  Net realized gains (losses) on investments                            (14,781)             (908)               73                1
  Change in net unrealized appreciation/depreciation of investments       17,083            23,891           26,246         (20,287)

Net increase (decrease) in net assets resulting from operations          (1,801)           114,262           25,484         (20,691)

Policy related transactions:
  Net premium payments, less sales charges and applicable premium
    taxes                                                                 40,019         1,649,289          106,701           53,824
  Contract terminations and surrenders                                  (73,436)          (27,910)            (190)              (3)
  Death benefit payments                                                       -             (403)                -                -
  Policy loan transfers                                                 (10,012)          (66,245)          (1,404)          (1,003)
  Transfers to other contracts                                          (19,323)         (385,729)          (5,152)          (1,184)
  Cost of insurance and administration charges - FVLI                   (31,743)                 -                -                -
  Cost of insurance and administration charges - PrinFlex                      -         (236,354)         (14,661)          (6,901)
  Surrender charges - FVLI                                               (1,582)                 -                -                -
Surrender charges - PrinFlex                                                   -          (16,944)            (115)              (2)

Increase in net assets from policy related transactions
                                                                        (96,077)           915,704           85,179           44,731
Total increase
                                                                        (97,878)         1,029,966          110,663           24,040
Net assets at March 31, 1999                                           2,171,221         8,830,215          426,853          173,418

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


                                                                                 Money
                                                                                MidCap           Growth            Market
                                                                                Division       Division (2)        Division


Net assets at January 1, 1999                                                 $25,463,610          $315,903       $8,335,116

Increase (decrease) in net assets
Operations:
  Net investment income (loss)                                                    503,767             (724)           69,837
  Net realized gains (losses) on investments                                        6,477             6,354                -
  Change in net unrealized appreciation/depreciation of investments           (1,525,426)          (25,572)                -

Net increase (decrease) in net assets resulting from operations               (1,015,182)          (19,942)           69,837

Policy related transactions:
  Net premium payments, less sales charges and applicable premium
    taxes                                                                       3,403,208           222,561        8,945,058
  Contract terminations and surrenders                                          (259,829)              (33)         (12,572)
  Death benefit payments                                                            (226)                 -             (31)
  Policy loan transfers                                                         (183,785)             (624)               75
  Transfers to other contracts                                                (1,105,900)          (85,611)      (9,056,166)
  Cost of insurance and administration charges - FVLI                           (246,050)                 -         (10,682)
  Cost of insurance and administration charges - PrinFlex                       (424,236)          (16,205)        (460,074)
  Surrender charges - FVLI                                                        (4,298)                 -              (5)
Surrender charges - PrinFlex                                                     (36,604)              (20)          (7,490)

Increase in net assets from policy related transactions
                                                                                1,142,280           120,068        (601,887)
Total increase
                                                                                  127,098           100,126        (532,050)
Net assets at March 31, 1999                                                   25,590,708           416,029        7,803,066

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


                                                                                Putnam Global          Putnam
                                                                              Asset Allocation          Vista
                                                                                Division (2)         Division (2)


Net assets at January 1, 1999                                                         $75,231$           123,051

Increase (decrease) in net assets
Operations:
  Net investment income (loss)                                                         12,830              (354)
  Net realized gains (losses) on investments                                               94                377
  Change in net unrealized appreciation/depreciation of investments                  (10,281)              8,408

Net increase (decrease) in net assets resulting from operations                         2,643              8,431

Policy related transactions:
  Net premium payments, less sales charges and applicable premium
    taxes                                                                             108,990             86,129
  Contract terminations and surrenders                                                   (51)              (129)
  Death benefit payments                                                                   --                 --
  Policy loan transfers                                                                    --                 --
  Transfers to other contracts                                                          (646)              (410)
  Cost of insurance and administration charges - FVLI                                      --                 --
  Cost of insurance and administration charges - PrinFlex                             (5,848)            (6,609)
  Surrender charges - FVLI                                                                 --                 --
  Surrender charges - PrinFlex                                                           (31)               (79)

Increase in net assets from policy related transactions                               102,414             78,902

Total increase                                                                        105,057             87,333

Net assets at March 31, 1999                                                         $180,288           $210,384


(2) Commenced operations May 1, 1998.


                                                                                 Putnam
                                                                                 Voyager        Real Estate        SmallCap
                                                                                 Division(2)     Division (2)      Division (2)


Net assets at January 1, 1999                                                     $899,548           $31,709          $250,636

Increase (decrease) in net assets
Operations:
  Net investment income (loss)                                                     162,245                73             (628)
  Net realized gains (losses) on investments                                         5,800             (190)                 1
  Change in net unrealized appreciation/depreciation of investments               (80,465)           (2,231)          (17,250)

Net increase (decrease) in net assets resulting from operations                     87,580           (2,348)          (17,877)

Policy related transactions:
  Net premium payments, less sales charges and applicable premium
    taxes                                                                        1,074,228            10,214            79,420
  Contract terminations and surrenders                                               (577)                --              (49)
  Death benefit payments                                                               --                 --                --
  Policy loan transfers                                                           (12,731)                --                --
  Transfers to other contracts                                                    (74,490)           (2,420)           (1,545)
  Cost of insurance and administration charges - FVLI                                  --                 --                --
  Cost of insurance and administration charges - PrinFlex                         (71,445)           (1,885)           (9,525)
  Surrender charges - FVLI                                                             --                 --                --
  Surrender charges - PrinFlex                                                       (350)                --              (30)

Increase in net assets from policy related transactions                            914,635             5,909            68,271

Total increase                                                                   1,002,215             3,561            50,394

Net assets at March 31, 1999                                                     1,901,763            35,270           301,030


(2) Commenced operations May 1, 1998.


                                                                                 Small Cap
                                                                                  Growth       SmallCap Value       Utilities
                                                                                 Division (2)     Division (2)      Division (2)


Net assets at January 1, 1999                                                      $209,695          $144,138          $45,596

Increase (decrease) in net assets
Operations:
  Net investment income (loss)                                                        (570)             (355)            (196)
  Net realized gains (losses) on investments                                            947             (233)                1
  Change in net unrealized appreciation/depreciation of investments                  10,853           (8,858)          (5,325)

Net increase (decrease) in net assets resulting from operations                      11,230           (9,446)          (5,520)

Policy related transactions:
  Net premium payments, less sales charges and applicable premium
    taxes                                                                           129,739            82,011           86,096
  Contract terminations and surrenders                                                (174)              (68)              (5)
  Death benefit payments                                                                 --                --               --
  Policy loan transfers                                                                  --             (376)            (334)
  Transfers to other contracts                                                      (8,352)           (5,773)            (692)
  Cost of insurance and administration charges - FVLI                                    --                --               --
  Cost of insurance and administration charges - PrinFlex                          (11,845)           (8,930)          (5,381)
  Surrender charges - FVLI                                                               --                --               --
  Surrender charges - PrinFlex                                                        (106)              (41)              (3)

Increase in net assets from policy related transactions                             109,262            66,823           79,681

Total increase                                                                      120,492            57,377           74,161

Net assets at March 31, 1999                                                        330,187           201,515          119,757


(2) Commenced operations May 1, 1998.


                                                                                                     Aggressive
                                                                                                       Growth
                                                                                  Combined           Division (1)


Net Assets at January 1, 1997                                                     $29,345,018       $         -

Increase (Decrease) in Net Assets from Operations
     Net investment income                                                          2,719,814           406,348
     Net realized gains (losses) on investments                                     1,992,490             2,207
     Change in net unrealized appr/depr                                             2,414,102          (55,253)


   Net Increase resulting from Operations                                           7,126,406           353,302

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                                51,193,569         3,869,959
     Contract terminations and surrenders                                        (10,340,289)           (5,409)
     Death benefit payments                                                          (35,772)                 -
     Policy loan transfers                                                          (990,280)          (12,314)
     Transfers to other contracts                                                (14,297,011)          (56,802)
     Cost of insurance and administration charges - FVLI                          (3,109,420)                 -
     Cost of insurance and administration charges - PrinFlex                      (1,616,662)         (225,959)
     Surrender charges - FVLI                                                       (159,292)                 -
     Surrender charges - PrinFlex                                                    (21,591)           (7,322)


  Net Increase from Policy Related Transactions                                    20,623,252         3,562,153


Total Increase                                                                     27,749,658         3,915,455


Net Assets at December 31, 1997                                                    57,094,676         3,915,455


Net Assets at January 1, 1998                                                      57,094,676         3,915,455

Increase (Decrease) in Net Assets from Operations:
     Net investment income                                                          4,736,458           527,171
     Net realized gains (losses) on investments                                     1,677,429            11,214
     Change in net unrealized appr/depr                                             1,393,782           947,122


  Net Increase resulting from Operations                                            7,807,669         1,485,507

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                               120,735,689        11,625,624
     Contract terminations and surrenders                                         (9,524,969)         (103,562)
     Death benefit payments                                                          (30,033)           (2,799)
     Policy loan transfers                                                        (1,569,958)         (179,094)
     Transfers to other contracts                                                (42,264,927)       (1,075,297)
     Cost of insurance and administration charges - FVLI                          (2,435,806)                 -
     Cost of insurance and administration charges - PrinFlex                      (8,262,928)       (1,364,250)
     Surrender charges - FVLI                                                       (141,701)                 -
     Surrender charges - PrinFlex                                                   (316,437)          (57,543)


  Net Increase from Policy Related Transactions                                    56,188,930         8,843,079


Total Increase                                                                     63,996,599        10,328,586


Net Assets at December 31, 1998                                                   121,091,275        14,244,041



(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.



                                                                      Asset                                              Capital
                                                                   Allocation        Balanced            Bond             Value
                                                                  Division (1)       Division          Division         Division



Net Assets at January 1, 1997                                    $           -        $4,344,657       $1,642,800       $ 7,021,808

Increase (Decrease) in Net Assets from Operations
     Net investment income                                              52,311           457,569          121,465           936,861
     Net realized gains (losses) on investments                            549           236,637           18,598           342,684
     Change in net unrealized appr/depr                               (23,876)           104,396           55,567           895,157


   Net Increase resulting from Operations                               28,984           798,602          195,630         2,174,702

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                    562,968         3,035,179        1,595,001         6,782,066
     Contract terminations and surrenders                                 (15)       (1,398,821)        (414,701)       (2,651,564)
     Death benefit payments                                                  -                 -                -           (8,829)
     Policy loan transfers                                             (6,314)         (145,315)         (55,770)         (183,175)
     Transfers to other contracts                                        (690)         (454,671)        (434,583)         (441,824)
     Cost of insurance and administration charges - FVLI                     -         (388,567)        (226,908)         (665,476)
     Cost of insurance and administration charges - PrinFlex          (23,132)          (62,018)         (23,890)         (162,319)
     Surrender charges - FVLI                                                -          (21,577)          (6,394)          (40,893)
     Surrender charges - PrinFlex                                         (20)             (441)            (338)           (1,555)


  Net Increase from Policy Related Transactions                        532,797           563,769          432,417         2,626,431


Total Increase                                                         561,781         1,362,371          628,047         4,801,133


Net Assets at December 31, 1997                                        561,781         5,707,028        2,270,847        11,822,941


Net Assets at January 1, 1998                                          561,781         5,707,028        2,270,847        11,822,941

Increase (Decrease) in Net Assets from Operations:
     Net investment income                                              67,483           513,365          178,007         1,009,903
     Net realized gains (losses) on investments                        (1,770)           161,523           33,502           281,654
     Change in net unrealized appr/depr                                 10,057           118,060         (19,725)           461,091


  Net Increase resulting from Operations                                75,770           792,948          191,784         1,752,648

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                  1,591,693         7,040,409        3,302,871        16,284,235
     Contract terminations and surrenders                              (4,085)       (1,368,274)        (302,397)       (2,480,693)
     Death benefit payments                                                  -             (517)          (1,856)           (6,646)
     Policy loan transfers                                            (10,991)         (244,822)         (81,085)         (170,516)
     Transfers to other contracts                                    (480,701)       (1,287,295)      (1,034,053)       (2,543,349)
     Cost of insurance and administration charges - FVLI                     -         (277,515)        (220,001)         (586,633)
     Cost of insurance and administration charges - PrinFlex         (138,368)         (440,503)        (157,535)       (1,024,864)
     Surrender charges - FVLI                                                -          (21,046)          (4,476)          (38,198)
     Surrender charges - PrinFlex                                      (2,270)          (21,224)         (10,854)          (36,983)


  Net Increase from Policy Related Transactions                        955,278         3,379,213        1,490,614         9,396,353


Total Increase                                                       1,031,048         4,172,161        1,682,398        11,149,001


Net Assets at December 31, 1998                                      1,592,829         9,879,189        3,953,245        22,971,942


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


                                                                         Fidelity      Fidelity Equity    Fidelity High
                                                                        Contrafund         Income            Income
                                                                       Division (1)     Division (1)      Division (1)



Net Assets at January 1, 1997                                      $              -   $             -    $           -

Increase (Decrease) in Net Assets from Operations
     Net investment income                                                  (6,014)           (3,260)          (1,353)
     Net realized gains (losses) on investments                                 850               630            3,224
     Change in net unrealized appr/depr                                     115,040            72,538           20,931


   Net Increase resulting from Operations                                   109,876            69,908           22,802

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                       2,125,905         1,018,045          369,108
     Contract terminations and surrenders                                     (666)             (740)            (262))
     Death benefit payments                                                       -                 -                -
     Policy loan transfers                                                  (9,953)             (800)          (26,280
     Transfers to other contracts                                          (24,082)           (9,962)         (20,415)
     Cost of insurance and administration charges - FVLI                          -                 -                -
     Cost of insurance and administration charges - PrinFlex              (110,670)          (57,135)         (15,088)
     Surrender charges - FVLI                                                     -                 -                -
     Surrender charges - PrinFlex                                             (901)           (1,002)            (355)


  Net Increase from Policy Related Transactions                           1,979,633           948,406          306,708


Total Increase                                                            2,089,509         1,018,314          329,510


Net Assets at December 31, 1997                                           2,089,509         1,018,314          329,510


Net Assets at January 1, 1998                                             2,089,509         1,018,314          329,510

Increase (Decrease) in Net Assets from Operations:
     Net investment income                                                  110,801            58,725           43,700
     Net realized gains (losses) on investments                              12,594             5,628         (11,177)
     Change in net unrealized appr/depr                                   1,240,221           219,300         (81,364)


  Net Increase resulting from Operations                                  1,363,616           283,653         (48,841)

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                       6,142,338         4,698,442        1,259,486
     Contract terminations and surrenders                                  (74,844)          (17,461)          (4,697)
     Death benefit payments                                                   (402)           (3,431)          (1,170)
     Policy loan transfers                                                (145,298)          (69,698)         (53,013)
     Transfers to other contracts                                         (678,221)         (572,136)        (318,315)
     Cost of insurance and administration charges - FVLI                          -                 -                -
     Cost of insurance and administration charges - PrinFlex              (632,111)         (422,440)         (95,559)
     Surrender charges - FVLI                                                     -                 -                -
     Surrender charges - PrinFlex                                          (41,586)           (9,702)          (2,610)


  Net Increase from Policy Related Transactions                           4,569,876         3,603,574          784,122


Total Increase                                                            5,933,492         3,887,227          735,281


Net Assets at December 31, 1998                                           8,023,001         4,905,541        1,064,791


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

                                                                                 Government
                                                                                 Securities            Growth
                                                                                Division (1)        Division (1)



Net assets at January 1, 1997                                                   $           -     $            -

Increase (Decrease) in net assets Operations:
  Net investment income                                                                5,227             12,121
  Net realized gains (losses) on investments                                              15                299
  Change in net unrealized appreciation/depreciation of investments                  (3,162)             30,996


Net increase resulting from operations                                                 2,080             43,416

Policy related transactions:
  Net premium payments, less sales charges and applicable premium  taxes             109,941            938,351
  Contract terminations and surrenders                                                     -              (168)
  Death benefit payments                                                                   -                  -
  Policy loan transfers                                                                    -               (73)
  Transfers to other contracts                                                       (1,786)            (1,396)
  Cost of insurance and administration charges - FVLI                                      -                  -
  Cost of insurance and administration charges - PrinFlex                            (6,014)           (58,369)
  Surrender charges - FVLI                                                                 -                  -
  Surrender charges - PrinFlex                                                             -              (228)


Net Increase from policy related transactions                                        102,141            878,117


Total increase                                                                       104,221            921,533


Net assets at December 31, 1997                                                      104,221            921,533


Net Assets at January 1, 1998                                                        104,221            921,533

Increase (Decrease) in net assets Operations:
  Net investment income (loss)                                                        97,510             69,385
  Net realized gains (losses) on investments                                           1,370              8,386
  Change in net unrealized appreciation/depreciation of investments                  (6,358)            437,013


Net increase (decrease) resulting from operations                                     92,522            514,784

Policy related transactions:
  Net premium payments, less sales charges and applicable premium  taxes           3,283,931          4,050,726
  Contract terminations and surrenders                                               (1,547)           (24,252)
  Death benefit payments                                                                   -                  -
  Policy loan transfers                                                              (9,130)           (33,585)
  Transfers to other contracts                                                      (93,010)          (235,746)
  Cost of insurance and administration charges - FVLI                                      -                  -
  Cost of insurance and administration charges - PrinFlex                          (109,416)          (419,150)
  Surrender charges - FVLI                                                                 -                  -
  Surrender charges - PrinFlex                                                         (859)           (13,475)


Net Increase from policy related transactions                                      3,069,969          3,324,518


Total increase                                                                     3,162,491          3,839,302


Net assets at December 31, 1998                                                    3,266,712          4,760,835

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.



                                                                                   High                           International
                                                                                   Yield        International       SmallCap
                                                                                  Division       Division (1)      Division (2)



Net assets at January 1, 1997                                                    $1,325,273  $              -    $           -

Increase (Decrease) in net assets Operations:
  Net investment income                                                             151,360           108,949                -
  Net realized gains (losses) on investments                                         19,548               678                -
  Change in net unrealized appreciation/depreciation of investments                (27,928)         (165,660)                -


Net increase resulting from operations                                              142,980          (56,033)                -

Policy related transactions:
  Net premium payments, less sales charges and applicable premium  taxes          1,100,347         3,053,987                -
  Contract terminations and surrenders                                            (254,148)           (1,601)                -
  Death benefit payments                                                            (1,913)                 -                -
  Policy loan transfers                                                            (38,855)          (20,879)                -
  Transfers to other contracts                                                     (56,489)         (102,897)                -
  Cost of insurance and administration charges - FVLI                             (121,092)                 -                -
  Cost of insurance and administration charges - PrinFlex                                 -         (154,140)                -
  Surrender charges - FVLI                                                          (3,921)                 -                -
  Surrender charges - PrinFlex                                                            -           (2,167)                -


Net Increase from policy related transactions                                       623,929         2,772,303                -


Total increase                                                                      766,909         2,716,270                -

Net assets at December 31, 1997                                                   2,092,182         2,716,270                -

Net Assets at January 1, 1998                                                     2,092,182         2,716,270                -

Increase (Decrease) in net assets Operations:
  Net investment income (loss)                                                      185,849           308,919              119
  Net realized gains (losses) on investments                                        (1,713)             5,582            (148)
  Change in net unrealized appreciation/depreciation of investments               (222,572)           (8,068)           15,012

Net increase (decrease) resulting from operations                                  (38,436)           306,433           14,983

Policy related transactions:
  Net premium payments, less sales charges and applicable premium  taxes            654,374         6,275,718          334,028
  Contract terminations and surrenders                                            (223,218)          (52,096)            (509)
  Death benefit payments                                                                  -           (2,388)                -
  Policy loan transfers                                                             (2,756)          (93,812)                -
  Transfers to other contracts                                                     (82,650)         (623,489)         (18,167)
  Cost of insurance and administration charges - FVLI                             (126,865)                 -                -
  Cost of insurance and administration charges - PrinFlex                                 -         (697,441)         (13,862)
  Surrender charges - FVLI                                                          (3,532)                 -                -
  Surrender charges - PrinFlex                                                            -          (28,946)            (283)

Net Increase from policy related transactions                                       215,353         4,777,546          301,207

Total increase                                                                      176,917         5,083,979          316,190

Net assets at December 31, 1998                                                   2,269,099         7,800,249          316,190

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

                                                                                                             MidCap         Money
                                                                         MicroCap           MidCap           Growth        Market
                                                                        Division (2)        Division       Division (2)    Division



Net assets at January 1, 1997                                           $          -      $13,704,998     $       -     $  1,305,482

Increase (Decrease) in net assets Operations:
  Net investment income                                                            -          383,525             -           94,705
  Net realized gains (losses) on investments                                       -        1,366,571             -                -
  Change in net unrealized appreciation/depreciation of investments                -        1,395,356             -                -


Net increase resulting from operations                                             -        3,145,452             -           94,705

Policy related transactions:
  Net premium payments, less sales charges and applicable premium  taxes           -       11,608,767             -       15,023,945
  Contract terminations and surrenders                                             -      (5,304,517)             -        (307,677)
  Death benefit payments                                                           -         (25,030)             -                -
  Policy loan transfers                                                            -        (430,694)             -         (59,858)
  Transfers to other contracts                                                     -      (1,619,014)             -     (11,072,400)
  Cost of insurance and administration charges - FVLI                              -      (1,527,118)             -        (180,259)
  Cost of insurance and administration charges - PrinFlex                          -        (250,677)             -        (467,251)
  Surrender charges - FVLI                                                         -         (81,800)             -          (4,707)
  Surrender charges - PrinFlex                                                     -          (3,738)             -          (3,524)


Net Increase from policy related transactions                                      -        2,366,179             -        2,928,269


Total increase                                                                     -        5,511,631             -        3,022,974

Net assets at December 31, 1997                                                    -       19,216,629             -        4,328,456

Net Assets at January 1, 1998                                                      -       19,216,629             -        4,328,456

Increase (Decrease) in net assets Operations:
  Net investment income (loss)                                                   294        1,344,070         (637)          222,792
  Net realized gains (losses) on investments                                   (681)        1,170,702           249                -
  Change in net unrealized appreciation/depreciation of investments            1,093      (1,927,130)        28,009                -

Net increase (decrease) resulting from operations                                706          587,642        27,621          222,792

Policy related transactions:
  Net premium payments, less sales charges and applicable premium  taxes     158,559       15,747,739       306,597       36,243,366
  Contract terminations and surrenders                                             -      (4,608,554)          (24)        (258,565)
  Death benefit payments                                                           -          (9,498)             -          (1,326)
  Policy loan transfers                                                      (2,410)        (462,004)             -          (8,878)
  Transfers to other contracts                                               (2,484)      (2,445,385)       (4,378)     (30,709,128)
  Cost of insurance and administration charges - FVLI                              -      (1,159,991)             -         (64,801)
  Cost of insurance and administration charges - PrinFlex                    (4,993)      (1,264,719)       13,899)      (1,390,619)
  Surrender charges - FVLI                                                         -         (71,005)             -          (3,444)
  Surrender charges - PrinFlex                                                     -         (67,244)          (14)         (22,737)

Net Increase from policy related transactions                                148,672        5,659,339       288,282        3,783,868

Total increase                                                               149,378        6,246,981       315,903        4,006,660

Net assets at December 31, 1998                                              149,378       25,463,610       315,903        8,335,116

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


                                                                                Putnam Global          Putnam
                                                                              Asset Allocation          Vista
                                                                                Division (2)         Division (2)


Net Assets at January 1, 1997                                            $                  -   $             0

Increase (Decrease) in Net Assets from Operations
     Net investment income                                                                  -                 0
     Net realized gains (losses) on investments                                             -                 0
     Change in net unrealized appr/depr                                                     -                 0


   Net Increase resulting from Operations                                                   -                 0

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                                         -                 -
     Contract terminations and surrenders                                                   -                 -
     Death benefit payments                                                                 -                 -
     Policy loan transfers                                                                  -                 -
     Transfers to other contracts                                                           -                 -
     Cost of insurance and administration charges - FVLI                                    -                 -
     Cost of insurance and administration charges - PrinFlex                                -                 -
     Surrender charges - FVLI                                                               -                 -
     Surrender charges - PrinFlex                                                           -                 -


  Net Increase from Policy Related Transactions                                             -                 -


Total Increase                                                                              -                 -


Net Assets at December 31, 1997                                                             -                 -


Net Assets at January 1, 1998                                                               -                 -

Increase (Decrease) in Net Assets from Operations:
     Net investment income                                                              (120)             (174)
     Net realized gains (losses) on investments                                           140               252
     Change in net unrealized appr/depr                                                 4,313            20,737


  Net Increase resulting from Operations                                                4,333            20,815

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                                    76,196           114,287
     Contract terminations and surrenders                                                   -                 -
     Death benefit payments                                                                 -                 -
     Policy loan transfers                                                                  -                 -
     Transfers to other contracts                                                     (1,426)           (7,306)
     Cost of insurance and administration charges - FVLI                                    -                 -
     Cost of insurance and administration charges - PrinFlex                          (3,872)           (4,745)
     Surrender charges - FVLI                                                               -                 -
     Surrender charges - PrinFlex                                                           -                 -


  Net Increase from Policy Related Transactions                                        70,898           102,236


Total Increase                                                                         75,231           123,051


Net Assets at December 31, 1998                                                        75,231           123,051


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.



                                                                   Putnam                                              Small Cap
                                                                   Voyager        Real Estate        SmallCap           Growth
                                                                  Division(2)     Division (2)      Division (2)      Division (2)


Net Assets at January 1, 1997                                 $           -       $         -     $           -    $           -

Increase (Decrease) in Net Assets from Operations
     Net investment income                                                -                 -                 -                -
     Net realized gains (losses) on investments                           -                 -                 -                -
     Change in net unrealized appr/depr                                   -                 -                 -                -


   Net Increase resulting from Operations                                 -                 -                 -                -

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                       -                 -                 -                -
     Contract terminations and surrenders                                 -                 -                 -                -
     Death benefit payments                                               -                 -                 -                -
     Policy loan transfers                                                -                 -                 -                -
     Transfers to other contracts                                         -                 -                 -                -
     Cost of insurance and administration charges - FVLI                  -                 -                 -                -
     Cost of insurance and administration charges - PrinFlex              -                 -                 -                -
     Surrender charges - FVLI                                             -                 -                 -                -
     Surrender charges - PrinFlex                                         -                 -                 -                -


  Net Increase from Policy Related Transactions                           -                 -                 -                -


Total Increase                                                            -                 -                 -                -


Net Assets at December 31, 1997                                           -                 -                 -                -


Net Assets at January 1, 1998                                             -                 -                 -                -

Increase (Decrease) in Net Assets from Operations:
     Net investment income                                          (1,414)               811             (533)            (385)
     Net realized gains (losses) on investments                          45              (64)              (75)             (20)
     Change in net unrealized appr/depr                             105,601             (320)            11,967           31,970


  Net Increase resulting from Operations                            104,232               427            11,359           31,565

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                 868,001            33,346           251,162          193,803
     Contract terminations and surrenders                              (93)              (23)              (25)             (22)
     Death benefit payments                                               -                 -                 -                -
     Policy loan transfers                                          (2,429)                 -             (241)                -
     Transfers to other contracts                                  (32,669)             (406)           (3,354)          (6,641)
     Cost of insurance and administration charges - FVLI                  -                 -                 -                -
     Cost of insurance and administration charges - PrinFlex       (37,442)           (1,622)           (8,251)          (8,998)
     Surrender charges - FVLI                                             -                 -                 -                -
     Surrender charges - PrinFlex                                      (52)              (13)              (14)             (12)


  Net Increase from Policy Related Transactions                     795,316            31,282           239,277          178,130


Total Increase                                                      899,548            31,709           250,636          209,695


Net Assets at December 31, 1998                                     899,548            31,709           250,636          209,695

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


                                                                   SmallCap Value       Utilities
                                                                     Division (2)      Division (2)


Net Assets at January 1, 1997                                      $           -      $         -

Increase (Decrease) in Net Assets from Operations
     Net investment income                                                     -                -
     Net realized gains (losses) on investments                                -                -
     Change in net unrealized appr/depr                                        -                -


   Net Increase resulting from Operations                                      -                -

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                            -                -
     Contract terminations and surrenders                                      -                -
     Death benefit payments                                                    -                -
     Policy loan transfers                                                     -                -
     Transfers to other contracts                                              -                -
     Cost of insurance and administration charges - FVLI                       -                -
     Cost of insurance and administration charges - PrinFlex                   -                -
     Surrender charges - FVLI                                                  -                -
     Surrender charges - PrinFlex                                              -                -


  Net Increase from Policy Related Transactions                                -                -


Total Increase                                                                 -                -


Net Assets at December 31, 1997                                                -                -


Net Assets at January 1, 1998                                                  -                -

Increase (Decrease) in Net Assets from Operations:
     Net investment income                                                   257              560
     Net realized gains (losses) on investments                            (136)              372
     Change in net unrealized appr/depr                                    5,416            2,337


  Net Increase resulting from Operations                                   5,537            3,269

   Policy related transactions:
     Net premium payments, less sales charges
       and applicable premium taxes                                   145,362            53,396
     Contract terminations and surrenders                                   (28)                -
     Death benefit payments                                                    -                -
     Policy loan transfers                                                     -            (196)
     Transfers to other contracts                                          (828)          (8,493)
     Cost of insurance and administration charges - FVLI                       -                -
     Cost of insurance and administration charges - PrinFlex             (5,889)          (2,380)
     Surrender charges - FVLI                                                  -                -
     Surrender charges - PrinFlex                                           (16)                -


  Net Increase from Policy Related Transactions                          138,601           42,327


Total Increase                                                           144,138           45,596


Net Assets at December 31, 1998                                          144,138           45,596

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


                        Principal Life Insurance Company
                         Variable Life Separate Account

                          Notes to Financial Statements
                    for the Three Months Ended March 31, 1999
                                   (Unaudited)



1. Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principals for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999. For further information, refer to the accompanying financial statements and notes thereto for the year ended December 31, 1998.

                         Report of Independent Auditors





Board of Directors and Participants
Principal Life Insurance Company


We have audited the accompanying statement of net assets of Principal Life Insurance Company Variable Life Separate Account (comprising, respectively, the Balanced, Bond, Capital Value [formerly Capital Accumulation], High Yield, MidCap [formerly Emerging Growth], and Money Market Divisions; and, beginning February 1, 1997 [date operations commenced], the Aggressive Growth, Asset Allocation, Fidelity Contrafund, Fidelity Equity Income, Fidelity High Income, Government Securities, Growth and International [formerly World] Divisions; and, beginning May 1, 1998 [date operations commenced], the International SmallCap, MicroCap, MidCap Growth, Putnam Global Asset Allocation, Putnam Vista, Putnam Voyager, Real Estate, SmallCap, SmallCap Growth, SmallCap Value and Utilities Divisions) as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Principal Life Insurance Company Variable Life Separate Account at December 31, 1998, and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Des Moines, Iowa
January 29, 1999

                        Principal Life Insurance Company
                         Variable Life Separate Account

                             Statement of Net Assets

                                December 31, 1998




Assets
Investments:
   Aggressive Growth Division:
     Aggressive Growth Account - 777,089 shares at net asset value of $18.33 per share (cost - $13,352,172)
                                                        $14,244,041
   Asset Allocation Division:
     Asset Allocation Account - 129,498 shares at net asset value of $12.30 per share (cost - $1,606,648)
                                                          1,592,829
   Balanced Division:
     Balanced Account - 607,950 shares at net asset value of $16.25 per share (cost - $9,341,735)
                                                          9,879,189
   Bond Division:
     Bond Account - 328,889 shares at net asset value of $12.02 per share (cost - $3,926,791)
                                                          3,953,245
   Capital Value Division:
     Capital Value Account - 617,691 shares at net asset value of $37.19 per share (cost - $21,049,295)
                                                         22,971,942
   Fidelity Contrafund Division:
     Fidelity Variable Insurance Products Fund II: Contrafund Portfolio.
     - 328,273 shares at net asset value of $24.44 per share
     (cost - $6,667,740)
                                                          8,023,001
   Fidelity Equity Income Division:
     Fidelity Variable Insurance Products Fund: Equity Income Portfolio - 192,980 shares at net asset value of $25.42 per share
     (cost - $4,613,703)
                                                          4,905,541
   Fidelity High Income Division:
     Fidelity Variable Insurance Products Fund: High Income Portfolio - 92,350 shares at net asset value of $11.53 per share
     (cost - $1,125,224)
                                                          1,064,791
   Government Securities Division:
     Government Securities Account - 296,704 shares at net asset value of $11.01 per share (cost - $3,276,232)
                                                          3,266,712
   Growth Division:
     Growth Account - 232,690 shares at net asset value of $20.46 per share (cost - $4,292,826)
                                                          4,760,835
   High Yield Division:
     Principal High Yield Account - 281,526 shares at net asset value of $8.06 per share (cost - $2,513,399)
                                                         2,269,099
   International Division:
     International Account - 537,577 shares at net asset value of $14.51 per share (cost - $7,973,977)
                                                          7,800,249


See accompanying notes.

   International SmallCap Division:
     International SmallCap Account - 35,132 shares at net asset value of $9.00 per share (cost - $301,178)
                                                      $       316,190
   MicroCap Division:
     MicroCap Account - 18,284 shares at net asset value of $8.17 per share (cost - $148,285)
                                                                  149,378
   MidCap Division:
     MidCap Account - 740,867 shares at net asset value of $34.37 per share (cost - $23,362,591)
                                                               25,463,610
   MidCap Growth Division:
     MidCap Growth Account - 32,736 shares at net asset value of $9.65 per share (cost - $287,894)
                                                                315,903
   Money Market Division:
     Money Market Account - 8,335,116 shares at net asset value (cost) of $1.00 per share
                                                              8,335,116
   Putnam Global Asset Allocation Division:
     Putnam VT Global Asset Allocation Fund - 3,968 shares at net asset value of
       $18.96 per share (cost - $70,918)
                                                                75,231
   Putnam Vista Division:
     Putnam VT Vista Fund - 8,354 shares at net asset value of $14.73 per share (cost - $102,314)
                                                                123,051
   Putnam Voyager Division:
     Putnam VT Voyager Fund - 19,636 shares at net asset value of $45.81 per share (cost - $793,947)
                                                                899,548
   Real Estate Division:
     Real Estate Account - 3,496 shares at net asset value of $9.07 per share (cost - $32,029)
                                                                   31,709
   SmallCap Division:
     SmallCap Account - 30,528 shares at net asset value of $8.21 per share (cost - $238,669)
                                                                  250,636
   SmallCap Growth Division:
     SmallCap Growth Account - 20,762 shares at net asset value of $10.10 per share (cost - $177,725)
                                                                209,695
   SmallCap Value Division:
     SmallCap Value Account - 17,283 shares at net asset value of $8.34 per share (cost - $138,722)
                                                                144,138
   Utilities Division:
     Utilities Account - 4,172 shares at net asset value of $10.93 per share (cost - $43,259)
                                                                   45,596
                                                            -----------------
Net assets                                                   $121,091,275
                                                            =================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                       Statement of Net Assets (continued)

                                December 31, 1998


                                                                                   Unit
                                                                     Units         Value
                                                                     ------------------------
                                                                     ------------------------
Net assets are represented by:
   Aggressive Growth Division - PrinFlex Life                          966,076    $14.74           $14,244,041

   Asset Allocation Division - PrinFlex Life                           126,757     12.57             1,592,829

   Balanced Division:
     Flex Variable Life                                                128,004     29.66             3,796,104
     PrinFlex Life                                                     470,384     12.93             6,083,085
                                                                                                   -----------
                                                                                                     9,879,189
   Bond Division:
     Flex Variable Life                                                 81,499     23.91             1,948,335
     PrinFlex Life                                                     169,676     11.82             2,004,910
                                                                                                   -----------
                                                                                                     3,953,245
   Capital Value Division:
     Flex Variable Life                                                230,405     37.92             8,736,005
     PrinFlex Life                                                   1,001,214     14.22            14,235,937
                                                                                                   -----------
                                                                                                    22,971,942

   Fidelity Contrafund Division - PrinFlex Life                        509,526     15.75             8,023,001

   Fidelity Equity Income Division - PrinFlex Life                     358,372     13.69             4,905,541

   Fidelity High Income Division - PrinFlex Life                        96,628     11.02             1,064,791

   Government Securities Division - PrinFlex Life                      276,130     11.83             3,266,712

   Growth Division - PrinFlex Life                                     323,329     14.72             4,760,835

   High Yield Division - Flex Variable Life                            106,040     21.40             2,269,099

   International Division - PrinFlex Life                              647,156     12.05             7,800,249

   International SmallCap Division - PrinFlex Life                      34,925      9.05               316,190

   MicroCap Division - PrinFlex Life                                    18,274      8.17               149,378

   MidCap Division:
     Flex Variable Life                                                279,181     41.05            11,460,175
     PrinFlex Life                                                   1,122,974     12.47            14,003,435
                                                                                                   -----------
                                                                                                    25,463,610

   MidCap Growth Division - PrinFlex Life                               32,540      9.71               315,903


See accompanying notes.

                                                                                   Unit
                                                                       Units       Value
                                                                     -----------------------
                                                                     -----------------------
Net assets are represented by (continued):
   Money Market Division:
     Flex Variable Life                                                 22,133    $16.40           $    362,873
     PrinFlex Life                                                     723,761     11.02              7,972,243
                                                                                                   ------------
                                                                                                      8,335,116

   Putnam Global Asset Allocation Division - PrinFlex Life
                                                                         7,305     10.30                 75,231

   Putnam Vista Division - PrinFlex Life                                11,712     10.51                123,051

   Putnam Voyager Division - PrinFlex Life                              82,965     10.84                899,548

   Real Estate Division - PrinFlex Life                                  3,390      9.35                 31,709

   SmallCap Division - PrinFlex Life                                    31,352      7.99                250,636

   SmallCap Growth Division - PrinFlex Life                             20,430     10.26                209,695

   SmallCap Value Division - PrinFlex Life                              16,935      8.51                144,138

   Utilities Division - PrinFlex Life                                    3,944     11.56                 45,596
                                                                                                   ------------
Net assets                                                                                         $121,091,275
                                                                                                   ============


                        Principal Life Insurance Company
                         Variable Life Separate Account

                            Statements of Operations

                  Years ended December 31, 1998, 1997 and 1996

                                                                                               Aggressive
                                                                                                 Growth
                                                                                 Combined     Division (1)
                                                                               -------------- --------------
Year ended December 31, 1998 Investment income (loss) Income:
   Dividends                                                                    $1,927,629    $     25,269
   Capital gains distributions                                                   3,545,632         576,813
                                                                               -------------- --------------
                                                                                 5,473,261         602,082
Expenses:
   Mortality and expense risks                                                     736,803          74,911
                                                                               -------------- --------------
Net investment income (loss)                                                     4,736,458         527,171

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                                       1,677,430          11,214
Change in net unrealized appreciation/depreciation of investments                1,393,781         947,122
                                                                               ============== ==============
Net increase (decrease) in net assets resulting from operations                 $7,807,669      $1,485,507
                                                                               ============== ==============

Year ended December 31, 1997 Investment income (loss) Income:
   Dividends                                                                   $   980,811    $      8,174
   Capital gains distributions                                                   2,062,456         410,207
                                                                               -------------- --------------
                                                                                 3,043,267         418,381
Expenses:
   Mortality and expense risks                                                     323,452          12,033
                                                                               -------------- --------------
Net investment income (loss)                                                     2,719,815         406,348

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                                1,992,490           2,207
Change in net unrealized appreciation/depreciation of investments                2,414,101         (55,253)
                                                                               -------------- --------------
Net increase (decrease) in net assets resulting from operations                 $7,126,406     $   353,302
                                                                               ============== ==============

Year ended December 31, 1996 Investment income Income:
   Dividends                                                                   $   576,069    $        -
   Capital gains distributions                                                   1,240,739             -
                                                                               -------------- --------------
                                                                                 1,816,808             -
Expenses:
   Mortality and expense risks                                                     160,075             -
                                                                               -------------- --------------
Net investment income                                                            1,656,733             -

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                                  196,669             -
Change in net unrealized appreciation/depreciation of investments                1,785,917             -
                                                                               -------------- --------------
Net increase in net assets resulting from operations                            $3,639,319    $        -
                                                                               ============== ==============

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.


                                                                              Asset                                   Capital
                                                                            Allocation      Balanced      Bond         Value
                                                                           Division (1)     Division    Division      Division
                                                                        -------------------------------------------------------
                                                                        -------------------------------------------------------
Year ended December 31, 1998 Investment income (loss) Income:
   Dividends                                                               $37,595        $278,168     $200,418     $  398,541
   Capital gains distributions                                              39,061         298,323        2,083        748,100
                                                                        -------------------------------------------------------
                                                                            76,656         576,491      202,501      1,146,641
Expenses:
   Mortality and expense risks                                               9,173          63,126       24,494        136,738
                                                                        -------------------------------------------------------
Net investment income (loss)                                                67,483         513,365      178,007      1,009,903

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                                  (1,770)        161,523       33,503        281,655
Change in net unrealized appreciation/depreciation of investments           10,057         118,060      (19,726)       461,090
                                                                        =======================================================
Net increase (decrease) in net assets resulting from operations            $75,770        $792,948     $191,784     $1,752,648
                                                                        =======================================================
Year ended December 31, 1997 Investment income (loss) Income:
   Dividends                                                               $11,857        $150,137     $136,267     $  211,818
   Capital gains distributions                                              42,154         346,134            -        794,643
                                                                        -------------------------------------------------------
                                                                            54,011         496,271      136,267      1,006,461
Expenses:
   Mortality and expense risks                                               1,700          38,702       14,802         69,600
                                                                        -------------------------------------------------------
Net investment income (loss)                                                52,311         457,569      121,465        936,861

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                              549         236,637       18,598        342,684
Change in net unrealized appreciation/depreciation of investments          (23,876)        104,396       55,567        895,157
                                                                        =======================================================
Net increase (decrease) in net assets resulting from operations            $28,984        $798,602     $195,630     $2,174,702
                                                                        =======================================================
Year ended December 31, 1996 Investment income Income:
   Dividends                                                               $     -        $110,439    $  92,610     $  118,875
   Capital gains distributions                                                   -         244,144            -        745,903
                                                                        -------------------------------------------------------
                                                                                 -         354,583       92,610        864,778
Expenses:
   Mortality and expense risks                                                   -          25,360        8,256         36,169
                                                                        -------------------------------------------------------
Net investment income                                                            -         329,223       84,354        828,609
Realized and unrealized gains (losses) on investments
Net realized gains on investments                                                -          20,387        2,798         36,486
Change in net unrealized appreciation/depreciation of investments                -          77,334      (53,168)       247,560
                                                                        =======================================================
Net increase in net assets resulting from operations                       $     -        $426,944     $ 33,984     $1,112,655
                                                                        =======================================================


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.

                                                                             Fidelity           Fidelity Equity    Fidelity High
                                                                            Contrafund              Income           Income
                                                                            Division (1)           Division(1)      Division (1)
                                                                        ------------------------------------------------------
                                                                        ------------------------------------------------------
Year ended December 31, 1998 Investment income (loss) Income:
   Dividends                                                                $   17,790           $ 18,251         $ 31,106
   Capital gains distributions                                                 130,883             64,952           19,765
                                                                        ------------------------------------------------------
                                                                               148,673             83,203           50,871
Expenses:
   Mortality and expense risks                                                  37,872             24,478            7,171
                                                                        ------------------------------------------------------
Net investment income (loss)                                                   110,801             58,725           43,700

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                                      12,594              5,628          (11,177)
Change in net unrealized appreciation/depreciation of investments            1,240,221            219,300          (81,364)
                                                                        ======================================================
Net increase (decrease) in net assets resulting from operations             $1,363,616           $283,653         $(48,841)
                                                                        ======================================================

Year ended December 31, 1997 Investment income (loss) Income:
   Dividends                                                                $        -           $      -         $      -
   Capital gains distributions                                                       -                  -                -
                                                                        ------------------------------------------------------
                                                                                     -                  -                -
Expenses:
   Mortality and expense risks                                                   6,014              3,260            1,353
                                                                        ------------------------------------------------------
Net investment income (loss)                                                    (6,014)            (3,260)          (1,353)

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                                  850                630            3,224
Change in net unrealized appreciation/depreciation of investments              115,040             72,538           20,931
                                                                        ======================================================
Net increase (decrease) in net assets resulting from operations             $  109,876           $ 69,908         $ 22,802
                                                                        ======================================================
Year ended December 31, 1996 Investment income Income:
   Dividends                                                                $        -           $      -         $      -
   Capital gains distributions                                                       -                  -                -

Expenses:                                                                ------------------------------------------------------
                                                                                     -                  -                -
   Mortality and expense risks                                                       -                  -                -
                                                                         ------------------------------------------------------
Net investment income                                                                -                  -                -

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                                    -                  -                -
Change in net unrealized appreciation/depreciation of investments                    -                  -                -
                                                                        ======================================================
Net increase in net assets resulting from operations                        $        -           $      -         $      -
                                                                        ======================================================


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

                  Years ended December 31, 1998, 1997 and 1996

                                                                                 Government
                                                                                 Securities        Growth
                                                                                Division (1)      Division (1)
                                                                               ----------------  --------------
Year ended December 31, 1998 Investment income (loss) Income:
   Dividends                                                                       $111,671        $ 46,962
   Capital gains distributions                                                            -          44,586
                                                                               ----------------  --------------
                                                                                    111,671          91,548
Expenses:
   Mortality and expense risks                                                       14,161          22,163
                                                                               ----------------  --------------
Net investment income (loss)                                                         97,510          69,385

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                                            1,370           8,386
Change in net unrealized appreciation/depreciation of investments                    (6,358)        437,013
                                                                               ================  ==============
Net increase (decrease) in net assets resulting from operations                    $ 92,522        $514,784
                                                                               ================  ==============

Year ended December 31, 1997 Investment income (loss) Income:
   Dividends                                                                       $  5,365        $  9,349
   Capital gains distributions                                                            -           5,271
                                                                               ----------------  --------------
                                                                                      5,365          14,620
Expenses:
   Mortality and expense risks                                                          138           2,499
                                                                               ----------------  --------------
Net investment income (loss)                                                          5,227          12,121

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                                        15             299
Change in net unrealized appreciation/depreciation of investments                    (3,162)         30,996
                                                                               ----------------  ----------------
Net increase (decrease) in net assets resulting from operations                    $  2,080        $ 43,416
                                                                               ================  ==============

Year ended December 31, 1996 Investment income Income:
   Dividends                                                                       $      -        $      -
   Capital gains distributions                                                            -               -
                                                                               ----------------  --------------
                                                                                          -               -
Expenses:
   Mortality and expense risks                                                            -               -
                                                                               ----------------  --------------
Net investment income                                                                     -               -

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                                         -               -
Change in net unrealized appreciation/depreciation of investments                         -               -
                                                                               ----------------  --------------

Net increase in net assets resulting from operations                               $      -        $      -
                                                                               ================  ==============

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.



                                                                                   High                           International
                                                                                  Yield        International      SmallCap
                                                                                 Division       Division(1)       Division(2)
                                                                            -----------------------------------------------------
                                                                            -----------------------------------------------------
Year ended December 31, 1998 Investment income (loss) Income:
   Dividends                                                                    $202,766         $118,274         $  851
   Capital gains distributions                                                         -          238,049              -
                                                                            -----------------------------------------------------
                                                                                 202,766          356,323            851
Expenses:
   Mortality and expense risks                                                    16,917           47,404            732
                                                                            -----------------------------------------------------
Net investment income (loss)                                                     185,849          308,919            119

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                                        (1,713)           5,582            (148)
Change in net unrealized appreciation/depreciation of investments               (222,572)          (8,068)         15,012
                                                                            =====================================================
Net increase (decrease) in net assets resulting from operations                 $(38,436)        $306,433         $14,983
                                                                            =====================================================
Year ended December 31, 1997 Investment income (loss) Income:
   Dividends                                                                    $162,794         $ 44,308         $    -
   Capital gains distributions                                                         -           73,919              -
                                                                            -----------------------------------------------------
                                                                                 162,794          118,227              -
Expenses:
   Mortality and expense risks                                                    11,434            9,278              -
                                                                            -----------------------------------------------------
Net investment income (loss)                                                     151,360          108,949              -

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                                 19,548              678              -
Change in net unrealized appreciation/depreciation of investments                (27,928)        (165,660)             -
                                                                            =====================================================
Net increase (decrease) in net assets resulting from operations                 $142,980         $(56,033)        $    -
                                                                            =====================================================


Year ended December 31, 1996 Investment income Income:
   Dividends                                                                    $107,701         $      -         $    -
   Capital gains distributions                                                         -                -              -
                                                                            -----------------------------------------------------
                                                                                 107,701                -              -
Expenses:
   Mortality and expense risks                                                     7,858                -              -
                                                                            -----------------------------------------------------
Net investment income                                                             99,843                -              -

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                                     70                -              -
Change in net unrealized appreciation/depreciation of investments                 34,507                -              -
                                                                            =====================================================
Net increase in net assets resulting from operations                            $134,420         $      -         $    -
                                                                            =====================================================


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.

                                                                                                       MidCap         Money
                                                                        MicroCap        MidCap         Growth         Market
                                                                        Division(2)    Division       Division(2)    Division
                                                                        ------------------------------------------------------
                                                                        ------------------------------------------------------
Year ended December 31, 1998 Investment income (loss) Income:
   Dividends                                                            $ 620        $  146,679      $    -          $290,641
   Capital gains distributions                                              -         1,383,017           -               -
                                                                        ------------------------------------------------------
                                                                          620         1,529,696           -           290,641
Expenses:
   Mortality and expense risks                                            326           185,626          637           67,849
                                                                        ------------------------------------------------------
Net investment income (loss)                                              294         1,344,070         (637)         222,792

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                                (681)       1,170,701          249              -
Change in net unrealized appreciation/depreciation of investments        1,093       (1,927,129)      28,009              -
                                                                        ======================================================
Net increase (decrease) in net assets resulting from operations         $  706       $  587,642      $27,621         $222,792
                                                                        ======================================================
Year ended December 31, 1997 Investment income (loss) Income:
   Dividends                                                            $   -        $  121,340      $    -          $119,402
   Capital gains distributions                                              -           390,128           -               -
                                                                        ------------------------------------------------------
                                                                            -           511,468           -           119,402
Expenses:
   Mortality and expense risks                                              -           127,942           -            24,697
                                                                        ------------------------------------------------------
Net investment income (loss)                                                -           383,526           -            94,705

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                           -         1,366,571           -               -
Change in net unrealized appreciation/depreciation of investments           -         1,395,355           -               -
                                                                        ======================================================
Net increase (decrease) in net assets resulting from operations         $   -        $3,145,452      $    -          $ 94,705
                                                                        ======================================================


Year ended December 31, 1996 Investment income Income:
   Dividends                                                            $   -        $   99,423      $    -          $ 47,021
   Capital gains distributions                                              -           250,692           -               -
                                                                        ------------------------------------------------------
                                                                            -           350,115           -            47,021
Expenses:
   Mortality and expense risks                                              -            74,424           -             8,008
                                                                        ------------------------------------------------------
Net investment income                                                       -           275,691           -            39,013

Realized and unrealized gains (losses) on investments
Net realized gains on investments                                           -           136,928           -               -
Change in net unrealized appreciation/depreciation of investments           -         1,479,684           -               -
                                                                        ======================================================
Net increase in net assets resulting from operations                    $   -        $1,892,303      $    -          $ 39,013
                                                                        ======================================================


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

                          Year ended December 31, 1998


                                                                          Putnam Global           Putnam
                                                                         Asset Allocation          Vista
                                                                           Division(2)          Division(2)
                                                                        -----------------      -----------
Year ended December 31, 1998 Investment income (loss) Income:
   Dividends                                                                $    -             $     -
   Capital gains distributions                                                   -                   -
                                                                        -----------------      -----------
                                                                                 -                   -
Expenses:
   Mortality and expense risks                                                 120                 174
                                                                        -----------------      -----------
Net investment income (loss)                                                  (120)               (174)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                                     140                 252
Change in net unrealized appreciation/depreciation of investments            4,313              20,737
                                                                        =================      ===========
Net increase (decrease) in net assets resulting from operations             $4,333             $20,815
                                                                        =================      ===========


(2) Commenced operations May 1, 1998.


See accompanying notes.




                                                                              Putnam
                                                                              Voyager          Real Estate      SmallCap
                                                                              Division (2)     Division (2)    Division (2)
                                                                          --------------------------------------------------
                                                                          --------------------------------------------------
Year ended December 31, 1998 Investment income (loss) Income:
   Dividends                                                                  $      -         $867           $    24
   Capital gains distributions                                                       -            -                 -
                                                                          --------------------------------------------------
                                                                                     -          867                24
Expenses:
   Mortality and expense risks                                                   1,414           56               557
                                                                          --------------------------------------------------
Net investment income (loss)                                                    (1,414)         811              (533)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                                          45          (64)              (75)
Change in net unrealized appreciation/depreciation of investments              105,601         (320)           11,967
                                                                          ==================================================
Net increase (decrease) in net assets resulting from operations               $104,232         $427           $11,359
                                                                          ==================================================


(2) Commenced operations May 1, 1998.


See accompanying notes.

                                                                               SmallCap          SmallCap
                                                                                Growth            Value         Utilities
                                                                              Division(2)       Division(2)    Division(2)
                                                                          ---------------------------------------------
                                                                          ---------------------------------------------
Year ended December 31, 1998 Investment income (loss) Income:
   Dividends                                                                  $     -          $  512          $ 624
   Capital gains distributions                                                      -               -              -
                                                                          ---------------------------------------------
                                                                                    -             512            624
Expenses:
   Mortality and expense risks                                                    385             255             64
                                                                          ---------------------------------------------
Net investment income (loss)                                                     (385)            257            560

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                                        (20)           (136)           372
Change in net unrealized appreciation/depreciation of investments              31,970           5,416          2,337
                                                                          =============================================
Net increase (decrease) in net assets resulting from operations               $31,565          $5,537         $3,269
                                                                          =============================================


(2) Commenced operations May 1, 1998.


See accompanying notes.

                        Principal Life Insurance Company
                         Variable Life Separate Account

                       Statements of Changes in Net Assets

                          Year ended December 31, 1998


                                                                                               Aggressive
                                                                                                 Growth
                                                                                 Combined      Division (1)
                                                                           ---------------------------------
Net assets at January 1, 1998                                                 $  57,094,676   $  3,915,455

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                  4,736,458        527,171
   Net realized gains (losses) on investments                                    1,677,430         11,214
   Change in net unrealized appreciation/depreciation of investments             1,393,781        947,122
                                                                           ---------------------------------
Net increase (decrease) in net assets resulting from operations                  7,807,669      1,485,507

Policy related transactions:
   Net premium payments, less sales charges and applicable
     premium taxes                                                             120,735,689     11,625,624
   Contract terminations and surrenders                                         (9,524,969)      (103,562)
   Death benefit payments                                                          (30,033)        (2,799)
   Policy loan transfers                                                        (1,569,958)      (179,094)
   Transfers to other contracts                                                (42,264,927)    (1,075,297)
   Cost of insurance and administration charges                                (10,698,734)    (1,364,250)
   Surrender charges                                                              (458,138)       (57,543)
                                                                           ---------------------------------
Increase in net assets from policy related transactions                         56,188,930      8,843,079
                                                                           ---------------------------------
Total increase                                                                  63,996,599     10,328,586
                                                                           ---------------------------------
Net assets at December 31, 1998                                               $121,091,275    $14,244,041
                                                                           =================================


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


See accompanying notes.

                                                                              Asset                                    Capital
                                                                           Allocation    Balanced        Bond           Value
                                                                           Division(1)   Division      Division        Division
                                                                           -------------------------------------------------------
Net assets at January 1, 1998                                             $  561,781  $5,707,028     $2,270,847     $11,822,941

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                               67,483     513,365        178,007       1,009,903
   Net realized gains (losses) on investments                                 (1,770)    161,523         33,503         281,655
   Change in net unrealized appreciation/depreciation of investments          10,057     118,060        (19,726)        461,090
                                                                        ----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               75,770     792,948        191,784       1,752,648

Policy related transactions:
   Net premium payments, less sales charges and applicable
     premium taxes                                                         1,591,693   7,040,409      3,302,871      16,284,235
   Contract terminations and surrenders                                       (4,085) (1,368,274)      (302,397)     (2,480,693)
   Death benefit payments                                                          -        (517)        (1,856)         (6,646)
   Policy loan transfers                                                     (10,991)   (244,822)       (81,085)       (170,516)
   Transfers to other contracts                                             (480,701) (1,287,295)    (1,034,053)     (2,543,349)
   Cost of insurance and administration charges                             (138,368)   (718,018)      (377,536)     (1,611,497)
   Surrender charges                                                          (2,270)    (42,270)       (15,330)        (75,181)
                                                                        ----------------------------------------------------------
Increase in net assets from policy related transactions                      955,278   3,379,213      1,490,614       9,396,353
                                                                        ----------------------------------------------------------
Total increase                                                             1,031,048   4,172,161      1,682,398      11,149,001
                                                                        ----------------------------------------------------------
Net assets at December 31, 1998                                           $1,592,829  $9,879,189     $3,953,245     $22,971,942
                                                                        ==========================================================


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


See accompanying notes.

                                                                             Fidelity     Fidelity Equity    Fidelity High
                                                                            Contrafund       Income              Income
                                                                            Division (1)    Division(1)        Division (1)
                                                                         -----------------------------------------------------
Net assets at January 1, 1998                                             $2,089,509       $1,018,314       $  329,510

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                              110,801           58,725           43,700
   Net realized gains (losses) on investments                                 12,594            5,628          (11,177)
   Change in net unrealized appreciation/depreciation of investments       1,240,221          219,300          (81,364)
                                                                         --------------------------------------------------
Net increase (decrease) in net assets resulting from operations            1,363,616          283,653          (48,841)

Policy related transactions:
   Net premium payments, less sales charges and applicable
     premium taxes                                                         6,142,338        4,698,442        1,259,486
   Contract terminations and surrenders                                      (74,844)         (17,461)          (4,697)
   Death benefit payments                                                       (402)          (3,431)          (1,170)
   Policy loan transfers                                                    (145,298)         (69,698)         (53,013)
   Transfers to other contracts                                             (678,221)        (572,136)        (318,315)
   Cost of insurance and administration charges                             (632,111)        (422,440)         (95,559)
   Surrender charges                                                         (41,586)          (9,702)          (2,610)
                                                                         --------------------------------------------------
Increase in net assets from policy related transactions                    4,569,876        3,603,574          784,122
                                                                         --------------------------------------------------
Total increase                                                             5,933,492        3,887,227          735,281
                                                                         --------------------------------------------------
Net assets at December 31, 1998                                           $8,023,001       $4,905,541       $1,064,791
                                                                         ==================================================


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


See accompanying notes.


                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998



                                                                             Government
                                                                             Securities    Growth Division
                                                                            Division (1)         (1)
                                                                           ---------------------------------
Net assets at January 1, 1998                                                  $  104,221      $  921,533

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                    97,510          69,385
   Net realized gains (losses) on investments                                       1,370           8,386
   Change in net unrealized appreciation/depreciation of investments               (6,358)        437,013
                                                                           ---------------------------------
Net increase (decrease) in net assets resulting from operations                    92,522         514,784

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes
                                                                                3,283,931       4,050,726
   Contract terminations and surrenders                                            (1,547)        (24,252)
   Death benefit payments                                                               -               -
   Policy loan transfers                                                           (9,130)        (33,585)
   Transfers to other contracts                                                   (93,010)       (235,746)
   Cost of insurance and administration charges                                  (109,416)       (419,150)
   Surrender charges                                                                 (859)        (13,475)
                                                                           ---------------------------------
Increase in net assets from policy related transactions                         3,069,969       3,324,518
                                                                           ---------------------------------
Total increase                                                                  3,162,491       3,839,302
                                                                           =================================
Net assets at December 31, 1998                                                $3,266,712      $4,760,835
                                                                           =================================


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


See accompanying notes.

                                                                                                            International
                                                                             High Yield     International      SmallCap
                                                                              Division      Division (1)     Division (2)
                                                                          --------------------------------------------------
Net assets at January 1, 1998                                                $2,092,182      $2,716,270       $     -

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                 185,849         308,919            119
   Net realized gains (losses) on investments                                    (1,713)          5,582           (148)
   Change in net unrealized appreciation/depreciation of investments           (222,572)         (8,068)        15,012
                                                                          --------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 (38,436)        306,433         14,983

Policy related transactions:
   Net premium payments, less sales charges and applicable
     premium taxes                                                              654,374       6,275,718        334,028
   Contract terminations and surrenders                                        (223,218)        (52,096)          (509)
   Death benefit payments                                                             -          (2,388)             -
   Policy loan transfers                                                         (2,756)        (93,812)             -
   Transfers to other contracts                                                 (82,650)       (623,489)       (18,167)
   Cost of insurance and administration charges                                (126,865)       (697,441)       (13,862)
   Surrender charges                                                             (3,532)        (28,946)          (283)
                                                                          --------------------------------------------------
Increase in net assets from policy related transactions                         215,353       4,777,546        301,207
                                                                          --------------------------------------------------
Total increase                                                                  176,917       5,083,979        316,190
                                                                          --------------------------------------------------
Net assets at December 31, 1998                                              $2,269,099      $7,800,249       $316,190
                                                                          ==================================================

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


See accompanying notes.

                                                                                                      MidCap Growth   Money Market
                                                                          MicroCap    MidCap Division  Division (2)     Division
                                                                        Division (2)
                                                                        -----------------------------------------------------------
Net assets at January 1, 1998                                              $     -      $19,216,629      $     -      $ 4,328,456

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                 294       1,344,070          (637)        222,792
   Net realized gains (losses) on investments                                  (681)      1,170,701           249               -
   Change in net unrealized appreciation/depreciation of investments          1,093      (1,927,129)       28,009               -
                                                                        -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 706         587,642        27,621         222,792

Policy related transactions:
   Net premium payments, less sales charges and applicable
     premium taxes                                                          158,559      15,747,739       306,597      36,243,366
   Contract terminations and surrenders                                           -      (4,608,554)          (24)       (258,565)
   Death benefit payments                                                         -          (9,498)            -          (1,326)
   Policy loan transfers                                                     (2,410)       (462,004)            -          (8,878)
   Transfers to other contracts                                              (2,484)     (2,445,385)       (4,378)    (30,709,128)
   Cost of insurance and administration charges                              (4,993)     (2,424,710)      (13,899)     (1,455,420)
   Surrender charges                                                              -        (138,249)          (14)        (26,181)
                                                                        -----------------------------------------------------------
Increase in net assets from policy related transactions                     148,672       5,659,339       288,282       3,783,868
                                                                        -----------------------------------------------------------
Total increase                                                              149,378       6,246,981       315,903       4,006,660
                                                                        -----------------------------------------------------------
Net assets at December 31, 1998                                            $149,378     $25,463,610      $315,903     $ 8,335,116
                                                                        ===========================================================

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.


See accompanying notes.

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 1998

                                                                                   Putnam Global       Putnam Vista
                                                                                  Asset Allocation      Division (2)
                                                                                   Division (2)
                                                                           ------------------------   ----------
Net assets at January 1, 1998                                                     $     -             $      -

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                      (120)                (174)
   Net realized gains (losses) on investments                                         140                  252
   Change in net unrealized appreciation/depreciation of investments                4,313               20,737
                                                                           ------------------------   ----------
Net increase (decrease) in net assets resulting from operations                     4,333               20,815

Policy related transactions:
   Net premium payments, less sales charges and applicable
     premium taxes                                                                 76,196              114,287
   Contract terminations and surrenders                                                 -                    -
   Death benefit payments                                                               -                    -
   Policy loan transfers                                                                -                    -
   Transfers to other contracts                                                    (1,426)              (7,306)
   Cost of insurance and administration charges                                    (3,872)              (4,745)
   Surrender charges                                                                    -                    -
                                                                           ------------------------   ----------
Increase in net assets from policy related transactions                            70,898              102,236
                                                                           ------------------------   ----------
Total increase                                                                     75,231              123,051
                                                                           ------------------------   ----------
Net assets at December 31, 1998                                                   $75,231             $123,051
                                                                           ========================   ==========


(2) Commenced operations May 1, 1998.


See accompanying notes.

                                                                                 Putnam Voyager      Real Estate        SmallCap
                                                                                  Division (2)       Division (2)      Division (2)
                                                                           --------------------------------------------------------
Net assets at January 1, 1998                                                   $      -           $     -           $      -

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                   (1,414)              811               (533)
   Net realized gains (losses) on investments                                         45               (64)               (75)
   Change in net unrealized appreciation/depreciation of investments             105,601              (320)            11,967
                                                                           --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  104,232               427             11,359

Policy related transactions:
   Net premium payments, less sales charges and applicable
     premium taxes                                                               868,001            33,346            251,162
   Contract terminations and surrenders                                              (93)              (23)               (25)
   Death benefit payments                                                              -                 -                  -
   Policy loan transfers                                                          (2,429)                -               (241)
   Transfers to other contracts                                                  (32,669)             (406)            (3,354)
   Cost of insurance and administration charges                                  (37,442)           (1,622)            (8,251)
   Surrender charges                                                                 (52)              (13)               (14)
                                                                           --------------------------------------------------------
Increase in net assets from policy related transactions                          795,316            31,282            239,277
                                                                           --------------------------------------------------------
Total increase                                                                   899,548            31,709            250,636
                                                                           --------------------------------------------------------
Net assets at December 31, 1998                                                 $899,548           $31,709           $250,636
                                                                           ========================================================


(2) Commenced operations May 1, 1998.


See accompanying notes.

                                                                                  SmallCap Growth    SmallCap Value     Utilities
                                                                                   Division (2)       Division (2)     Division (2)
                                                                              ----------------------------------------------------
Net assets at January 1, 1998                                                   $    -             $      -          $     -

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                     (385)               257              560
   Net realized gains (losses) on investments                                        (20)              (136)             372
   Change in net unrealized appreciation/depreciation of investments              31,970              5,416            2,337
                                                                              ----------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   31,565              5,537            3,269

Policy related transactions:
   Net premium payments, less sales charges and applicable
     premium taxes                                                               193,803            145,362           53,396
   Contract terminations and surrenders                                              (22)               (28)               -
   Death benefit payments                                                              -                  -                -
   Policy loan transfers                                                               -                  -             (196)
   Transfers to other contracts                                                   (6,641)              (828)          (8,493)
   Cost of insurance and administration charges                                   (8,998)            (5,889)          (2,380)
   Surrender charges                                                                 (12)               (16)               -
                                                                              ----------------------------------------------------
Increase in net assets from policy related transactions                          178,130            138,601           42,327
                                                                              ----------------------------------------------------
Total increase                                                                   209,695            144,138           45,596
                                                                              ----------------------------------------------------
Net assets at December 31, 1998                                                 $209,695           $144,138          $45,596
                                                                              ====================================================


(2) Commenced operations May 1, 1998.


See accompanying notes.

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                     Years ended December 31, 1997 and 1996

                                                                                                Aggressive
                                                                                                  Growth
                                                                                 Combined      Division (1)
                                                                             --------------------------------
Net assets at January 1, 1996                                                   $16,678,135       $       -

Increase (decrease) in net assets
Operations:
   Net investment income                                                          1,656,733               -
   Net realized gains on investments                                                196,669               -
   Change in net unrealized appreciation/depreciation of investments              1,785,917               -
                                                                             --------------------------------
Net increase in net assets resulting from operations                              3,639,319               -

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes         18,395,810               -
   Contract terminations and surrenders                                            (722,867)              -
   Death benefit payments                                                           (37,233)              -
   Policy loan transfers                                                           (473,677)              -
   Transfers to other contracts                                                  (5,580,579)              -
   Cost of insurance and administration charges                                  (2,456,536)              -
   Surrender charges                                                                (97,354)              -
                                                                             --------------------------------
Increase in net assets from policy related transactions                           9,027,564               -
                                                                             --------------------------------
Total increase                                                                   12,666,883               -
                                                                             --------------------------------
Net assets at December 31, 1996                                                  29,345,018               -

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                   2,719,814         406,348
   Net realized gains on investments                                              1,992,490           2,207
   Change in net unrealized appreciation/depreciation of investments              2,414,102         (55,253)
                                                                             --------------------------------
Net increase (decrease) in net assets resulting from operations                   7,126,406         353,302

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes         51,193,569       3,869,959
   Contract terminations and surrenders                                         (10,340,289)         (5,409)
   Death benefit payments                                                           (35,772)              -
   Policy loan transfers                                                           (990,280)        (12,314)
   Transfers to other contracts                                                 (14,297,011)        (56,802)
   Cost of insurance and administration charges                                  (4,726,082)       (225,959)
   Surrender charges                                                               (180,883)         (7,322)
                                                                             --------------------------------
Increase in net assets from policy related transactions                          20,623,252       3,562,153
                                                                             --------------------------------
Total increase                                                                   27,749,658       3,915,455
                                                                             --------------------------------
Net assets at December 31, 1997                                                  57,094,676       3,915,455


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.

                                                                              Asset                                       Capital
                                                                           Allocation        Balanced        Bond          Value
                                                                            Division         Division      Division       Division
                                                                               (1)
                                                                           ---------------------------------------------------------
Net assets at January 1, 1996                                              $     -     $ 2,794,881     $  922,511    $3,975,025

Increase (decrease) in net assets
Operations:
   Net investment income                                                         -        329,223         84,354        828,609
   Net realized gains on investments                                             -         20,387          2,798         36,486
   Change in net unrealized appreciation/depreciation of investments             -         77,334        (53,168)       247,560
                                                                           ---------------------------------------------------------
Net increase in net assets resulting from operations                             -        426,944         33,984      1,112,655

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes         -      1,743,079        953,519      2,993,788
   Contract terminations and surrenders                                          -        (98,967)       (23,277)      (167,257)
   Death benefit payments                                                        -        (11,941)           (81)       (17,425)
   Policy loan transfers                                                         -         (9,028)       (21,841)      (153,962)
   Transfers to other contracts                                                  -       (161,403)      (115,001)      (217,253)
   Cost of insurance and administration charges                                  -       (325,580)      (103,879)      (481,237)
   Surrender charges                                                             -        (13,328)        (3,135)       (22,526)
                                                                           ---------------------------------------------------------
Increase in net assets from policy related transactions                          -      1,122,832        686,305      1,934,128
                                                                           ---------------------------------------------------------
Total increase                                                                   -      1,549,776        720,289      3,046,783
                                                                           ---------------------------------------------------------
Net assets at December 31, 1996                                                  -      4,344,657      1,642,800      7,021,808

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                             52,311        457,569        121,465        936,861
   Net realized gains on investments                                           549        236,637         18,598        342,684
   Change in net unrealized appreciation/depreciation of investments       (23,876)       104,396         55,567        895,157
                                                                           ---------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             28,984        798,602        195,630      2,174,702

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes   562,968      3,035,179      1,595,001      6,782,066
   Contract terminations and surrenders                                        (15)    (1,398,821)      (414,701)    (2,651,564)
   Death benefit payments                                                        -              -              -         (8,829)
   Policy loan transfers                                                    (6,314)      (145,315)       (55,770)      (183,175)
   Transfers to other contracts                                               (690)      (454,671)      (434,583)      (441,824)
   Cost of insurance and administration charges                            (23,132)      (450,585)      (250,798)      (827,795)
   Surrender charges                                                           (20)       (22,018)        (6,732)       (42,448)
                                                                           ---------------------------------------------------------
Increase in net assets from policy related transactions                    532,797        563,769        432,417      2,626,431
                                                                           ---------------------------------------------------------
Total increase                                                             561,781      1,362,371        628,047      4,801,133
                                                                           ---------------------------------------------------------
Net assets at December 31, 1997                                            561,781      5,707,028      2,270,847     11,822,941


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.

                                                                                    Fidelity      Fidelity Equity     Fidelity High
                                                                                   Contrafund     Income Division        Income
                                                                                  Division (1)          (1)           Division (1)
                                                                            ------------------------------------------------------
Net assets at January 1, 1996                                                  $       -         $       -            $     -

Increase (decrease) in net assets
Operations:
   Net investment income                                                               -                 -                  -
   Net realized gains on investments                                                   -                 -                  -
   Change in net unrealized appreciation/depreciation of investments                   -                 -                  -
                                                                            ------------------------------------------------------
Net increase in net assets resulting from operations                                   -                 -                  -

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes               -                 -                  -
   Contract terminations and surrenders                                                -                 -                  -
   Death benefit payments                                                              -                 -                  -
   Policy loan transfers                                                               -                 -                  -
   Transfers to other contracts                                                        -                 -                  -
   Cost of insurance and administration charges                                        -                 -                  -
   Surrender charges                                                                   -                 -                  -
                                                                            ------------------------------------------------------
Increase in net assets from policy related transactions                                -                 -                  -
                                                                            ------------------------------------------------------
Total increase                                                                         -                 -                  -
                                                                            ------------------------------------------------------
Net assets at December 31, 1996                                                        -                 -                  -

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                   (6,014)           (3,260)            (1,353)
   Net realized gains on investments                                                 850               630              3,224
   Change in net unrealized appreciation/depreciation of investments             115,040            72,538             20,931
                                                                            ------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  109,876            69,908             22,802

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes       2,125,905         1,018,045            369,108
   Contract terminations and surrenders                                             (666)             (740)              (262)
   Death benefit payments                                                              -                 -                  -
   Policy loan transfers                                                          (9,953)             (800)           (26,280)
   Transfers to other contracts                                                  (24,082)           (9,962)           (20,415)
   Cost of insurance and administration charges                                 (110,670)          (57,135)           (15,088)
   Surrender charges                                                                (901)           (1,002)              (355)
                                                                            ------------------------------------------------------
Increase in net assets from policy related transactions                        1,979,633           948,406            306,708
                                                                            ------------------------------------------------------
Total increase                                                                 2,089,509         1,018,314            329,510
                                                                            ------------------------------------------------------
Net assets at December 31, 1997                                                2,089,509         1,018,314            329,510


(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                     Years ended December 31, 1997 and 1996

                                                                                   Government
                                                                                   Securities       Growth
                                                                                   Division (1)    Division (1)
                                                                             --------------------------------
Net assets at January 1, 1996                                                     $     -          $     -

Increase (decrease) in net assets
Operations:
   Net investment income                                                                -                -
   Net realized gains on investments                                                    -                -
   Change in net unrealized appreciation/depreciation of investments                    -                -
                                                                             --------------------------------
Net increase in net assets resulting from operations                                    -                -

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes                -                -
   Contract terminations and surrenders                                                 -                -
   Death benefit payments                                                               -                -
   Policy loan transfers                                                                -                -
   Transfers to other contracts                                                         -                -
   Cost of insurance and administration charges                                         -                -
   Surrender charges                                                                    -                -
                                                                             --------------------------------
Increase in net assets from policy related transactions                                 -                -
                                                                             --------------------------------
Total increase                                                                          -                -
                                                                             --------------------------------
Net assets at December 31, 1996                                                         -                -

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                     5,227           12,121
   Net realized gains on investments                                                   15              299
   Change in net unrealized appreciation/depreciation of investments               (3,162)          30,996
                                                                             --------------------------------
Net increase (decrease) in net assets resulting from operations                     2,080           43,416

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes          109,941          938,351
   Contract terminations and surrenders                                                 -             (168)
   Death benefit payments                                                               -                -
   Policy loan transfers                                                                -              (73)
   Transfers to other contracts                                                    (1,786)          (1,396)
   Cost of insurance and administration charges                                    (6,014)         (58,369)
   Surrender charges                                                                    -             (228)
                                                                             --------------------------------
Increase in net assets from policy related transactions                           102,141          878,117
                                                                             --------------------------------
Total increase                                                                    104,221          921,533
                                                                             --------------------------------
Net assets at December 31, 1997                                                   104,221          921,533

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.

                                                                                  High                       International
                                                                                  Yield        International     SmallCap
                                                                                Division       Division (1)    Division (2)
                                                                             -------------------------------------------------
Net assets at January 1, 1996                                                   $ 854,028      $       -             $-

Increase (decrease) in net assets
Operations:
   Net investment income                                                           99,843              -              -
   Net realized gains on investments                                                   70              -              -
   Change in net unrealized appreciation/depreciation of investments               34,507              -              -
                                                                             -------------------------------------------------
Net increase in net assets resulting from operations                              134,420              -              -

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes          507,382              -              -
   Contract terminations and surrenders                                           (15,620)             -              -
   Death benefit payments                                                               -              -              -
   Policy loan transfers                                                            3,597              -              -
   Transfers to other contracts                                                   (56,488)             -              -
   Cost of insurance and administration charges                                   (99,942)             -              -
   Surrender charges                                                               (2,104)             -              -
                                                                             -------------------------------------------------
Increase in net assets from policy related transactions                           336,825              -              -
                                                                             -------------------------------------------------
Total increase                                                                    471,245              -              -
                                                                             -------------------------------------------------
Net assets at December 31, 1996                                                 1,325,273              -              -

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                   151,360        108,949              -
   Net realized gains on investments                                               19,548            678              -
   Change in net unrealized appreciation/depreciation of investments              (27,928)      (165,660)             -
                                                                             -------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   142,980        (56,033)             -

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes        1,100,347      3,053,987              -
   Contract terminations and surrenders                                          (254,148)        (1,601)             -
   Death benefit payments                                                          (1,913)             -              -
   Policy loan transfers                                                          (38,855)       (20,879)             -
   Transfers to other contracts                                                   (56,489)      (102,897)             -
   Cost of insurance and administration charges                                  (121,092)      (154,140)             -
   Surrender charges                                                               (3,921)        (2,167)             -
                                                                             -------------------------------------------------
Increase in net assets from policy related transactions                           623,929      2,772,303              -
                                                                             -------------------------------------------------
Total increase                                                                    766,909      2,716,270              -
                                                                             -------------------------------------------------
Net assets at December 31, 1997                                                 2,092,182      2,716,270              -

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.

                                                                                                              MidCap       Money
                                                                                 MicroCap        MidCap       Growth       Market
                                                                                Division(2)     Division     Division(2)  Division
                                                                                ---------------------------------------------------
Net assets at January 1, 1996                                                    $-          $7,728,821       $-       $   402,869

Increase (decrease) in net assets
Operations:
   Net investment income                                                          -             275,691         -           39,013
   Net realized gains on investments                                              -             136,928         -                -
   Change in net unrealized appreciation/depreciation of investments              -           1,479,684         -                -
                                                                                ---------------------------------------------------
Net increase in net assets resulting from operations                              -           1,892,303         -           39,013

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes          -           6,727,306         -        5,470,736
   Contract terminations and surrenders                                           -            (390,394)        -          (27,352)
   Death benefit payments                                                         -              (7,786)        -                -
   Policy loan transfers                                                          -            (276,069)        -          (16,374)
   Transfers to other contracts                                                   -            (785,468)        -       (4,244,966)
   Cost of insurance and administration charges                                   -          (1,131,138)        -         (314,760)
   Surrender charges                                                              -             (52,577)        -           (3,684)
                                                                                ---------------------------------------------------
Increase in net assets from policy related transactions                           -           4,083,874         -          863,600
                                                                                ---------------------------------------------------
Total increase                                                                    -           5,976,177         -          902,613
                                                                                ---------------------------------------------------
Net assets at December 31, 1996                                                   -         13,704,998          -        1,305,482

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                   -             383,525         -           94,705
   Net realized gains on investments                                              -           1,366,571         -                -
   Change in net unrealized appreciation/depreciation of investments              -           1,395,356         -                -
                                                                                ---------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   -           3,145,452         -           94,705

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes          -          11,608,767         -       15,023,945
   Contract terminations and surrenders                                           -          (5,304,517)        -         (307,677)
   Death benefit payments                                                         -             (25,030)        -                -
   Policy loan transfers                                                          -            (430,694)        -          (59,858)
   Transfers to other contracts                                                   -          (1,619,014)        -      (11,072,400)
   Cost of insurance and administration charges                                   -          (1,777,795)        -         (647,510)
   Surrender charges                                                              -             (85,538)        -           (8,231)
                                                                                ---------------------------------------------------
Increase in net assets from policy related transactions                           -           2,366,179         -        2,928,269
                                                                                ---------------------------------------------------
Total increase                                                                    -           5,511,631         -        3,022,974
                                                                                ---------------------------------------------------
Net assets at December 31, 1997                                                   -          19,216,629         -        4,328,456

(1)   Commenced operations February 1, 1997.
(2)   Commenced operations May 1, 1998.

See accompanying notes.

                        Principal Life Insurance Company
                         Variable Life Separate Account

                          Notes to Financial Statements

                                December 31, 1998


1. Investment and Accounting Policies

Principal Life Insurance Company Variable Life Separate Account (the Separate Account) is a segregated investment account of Principal Life Insurance Company (Principal Life, formerly Principal Mutual Life Insurance Company) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 1998, contractholder investment options include the following diversified open-end management investment companies: Principal Variable Contracts Fund, Inc., organized by Principal Life: Aggressive Growth Account, Asset Allocation Account, Balanced Account, Bond Account, Capital Value Account, Government Securities Account, Growth Account, High Yield Account, International Account, International SmallCap Account, MicroCap Account, MidCap Account, MidCap Growth Account, Money Market Account, Real Estate Account, SmallCap Account, SmallCap Growth Account, SmallCap Value Account and Utilities Account; Fidelity Variable Insurance Products Fund II: Contrafund Portfolio; Fidelity Variable Insurance Products Fund: Equity Income Portfolio; Fidelity Variable Insurance Products Fund: High Income Portfolio; Putnam Variable Trust Global Asset Allocation Fund, Putnam Variable Trust Vista Fund and Putnam Variable Trust Voyager Fund. Investments are stated at the closing net asset values per share on December 31, 1998.

The Principal Variable Contracts Fund, Inc. (the Fund) was formed on January 1, 1998. Prior to that date the accounts of the Fund were reported as separate mutual funds. This reorganization resulted in changes to the names of the following investment options:

                Former Name                                 Name Subsequent to Reorganization
      ------------------------------------------            ---------------------------------
      Principal Aggressive Growth Fund, Inc.                Aggressive Growth Account
      Principal Asset Allocation Fund, Inc.                 Asset Allocation Account
      Principal Balanced Fund, Inc.                         Balanced Account
      Principal Bond Fund, Inc.                             Bond Account
      Principal Capital Accumulation Fund, Inc.             Capital Accumulation Account
      Principal Emerging Growth Fund, Inc.                  Emerging Growth Account
      Principal Government Securities Fund, Inc.            Government Securities Account
      Principal Growth Fund, Inc.                           Growth Account
      Principal High Yield Fund, Inc.                       High Yield Account
      Principal Money Market Fund, Inc.                     Money Market Account
      Principal World Fund, Inc.                            World Account

Effective  May 1,  1998,  the  following  names  within the  Principal  Variable
Contracts Fund, Inc. were changed:

                Former Name                                      Name as Changed
      ------------------------------------------            ---------------------------------
      Capital Accumulation Account                          Capital Value Account
      Emerging Growth Account                               MidCap Account
      World Account                                         International Account

                        Principal Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)


1. Investment and Accounting Policies (continued)

On May 1, 1998, Principal Life increased contractholder investment options to include: Principal Variable Contracts Fund, Inc.: International SmallCap Account, MicroCap Account, MidCap Growth Account, Real Estate Account, SmallCap Account, SmallCap Growth Account, SmallCap Value Account and Utilities Account; Putnam Variable Trust Global Asset Allocation Fund, Putnam Variable Trust Vista Fund and Putnam Variable Trust Voyager Fund.

On February 1, 1997, Principal Life began offering a new product, PrinFlex Life. This product increased the contractholder investment options to include the following accounts of the Principal Variable Contracts Fund, Inc. (as renamed pursuant to the organization of the Fund): Aggressive Growth Account, Asset Allocation Account, Government Securities Account, Growth Account, International Account; Fidelity Variable Insurance Products Fund II: Contrafund Portfolio; Fidelity Variable Insurance Products Fund: Equity Income Portfolio; and Fidelity Insurance Products Fund: High Income Portfolio.

Effective July 1, 1998, Principal Mutual Life Insurance Company (the Company) formed a mutual insurance holding company and converted to a stock life insurance company. With the conversion, the Company's name was changed to Principal Life Insurance Company.

The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Separate Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.


2. Expenses and Policy Charges

Principal Life is compensated for the following expenses and charges:

   Flex Variable Life Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of .75% of the asset value of each policy. An annual administration charge of $57 for each policy and a cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for administrative and insurance expenses, respectively. The mortality and expense risk, annual administration, and insurance charges amounted to
   $227,302,  $210,067,  and  $2,225,738,   respectively,   in  1998;  $236,727,
   $277,142, and $2,832,278,  respectively, in 1997; and $160,075, $231,648, and
   $2,224,888, respectively, in 1996. A sales charge of 5.0% and a tax charge of 2.0% is deducted from each payment made on behalf of each participant. The sales and tax charge is deducted from the payments by Principal Life prior to their transfer to the Separate Account. In addition, a surrender charge up to a maximum of 25% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.

   PrinFlex Life Contracts (beginning in 1997) - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of .90% of the asset value of each policy. A monthly administration charge of $.40 for each $1,000 of policy face amount will be deducted from policies in their first year. After the first policy year, the monthly administration charge is $6.00 per month. A cost of insurance charge, which is based on the Company's expected future mortality experience, is also deducted as compensation for insurance charges. The mortality and expense risk, administration, and insurance charges amounted to: $509,501, $995,778 and $7,267,150, respectively, in 1998; and $86,725, $230,502 and $1,386,160, respectively, in 1997. A sales charge of 2.75% of premiums less than or equal to target premium and .75% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is also deducted from each payment on behalf of each participant. The sales and tax charge is deducted from contributions by Principal Life prior to their transfer to the Separate Account.


3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the Separate Account.


4. Purchases and Sales of Investment Securities

The aggregate units and cost of purchases and proceeds from sales of investments were as follows:

                                                         Year ended December 31, 1998
                                                 Units            Amount          Units           Amount
                                               Purchased        Purchased        Redeemed        Redeemed
                                            -------------- ----------------- -------------- -----------------
   Aggressive Growth Division:
     PrinFlex Life                               861,317       $12,227,704        211,314       $ 2,857,454
   Asset Allocation Division:
     PrinFlex Life                               131,206         1,668,350         53,260           645,589
   Balanced Division:
     Flex Variable Life                           36,816         1,264,339         71,643         2,030,576
     PrinFlex Life                               490,842         6,352,561        138,126         1,693,746
                                            -------------- ----------------- -------------- -----------------
                                                 527,658         7,616,900        209,769         3,724,322
   Bond Division:
     Flex Variable Life                           55,198         1,406,724         53,470         1,271,250
     PrinFlex Life                               174,764         2,098,649         49,437           565,502
                                            -------------- ----------------- -------------- -----------------
                                                 229,962         3,505,373        102,907         1,836,752
   Capital Value Division:
     Flex Variable Life                           69,516         2,942,517         96,955         3,533,172
     PrinFlex Life                             1,007,229        14,488,359        257,693         3,491,448
                                            -------------- ----------------- -------------- -----------------
                                               1,076,745        17,430,876        354,648         7,024,620

   Fidelity Contrafund Division:
     PrinFlex Life                               457,546       $  6,291,010       120,504       $ 1,610,333
   Fidelity Equity Income Division:
     PrinFlex Life                               361,409          4,781,646        86,079         1,119,347
   Fidelity High Income Division:
     PrinFlex Life                               109,968          1,310,358        41,948           482,536
   Government Securities Division:
     PrinFlex Life                               286,524          3,395,601        19,932           228,122
   Growth Division:
     PrinFlex Life                               303,006          4,142,276        55,628           748,373
   High Yield Division:
     Flex Variable Life                           29,675            857,141        20,132           455,939
   International Division:
     PrinFlex Life                               530,953          6,632,041       131,554         1,545,576
   International SmallCap Division:
     PrinFlex Life                                38,901            334,880         3,976            33,554
   MicroCap Division:
     PrinFlex Life                                19,585            159,179         1,311            10,213
   MidCap Division:
     Flex Variable Life                          103,942          4,846,657       183,301         7,449,571
     PrinFlex Life                               943,646         12,430,779       229,365         2,824,456
                                            -------------- ----------------- -------------- ----------------
                                               1,047,588         17,277,436       412,666        10,274,027

   Mid-Cap Growth Division:
     PrinFlex Life                                34,735            306,597         2,195            18,952
   Money Market Division:
     Flex Variable Life                           39,955            657,300        49,712           795,271
     PrinFlex Life                             3,322,020         35,876,706     2,964,012        31,732,075
                                            -------------- ----------------- -------------- ----------------
                                               3,361,975         36,534,006     3,013,724        32,527,346

   Putnam Global Asset Allocation
     Division:
     PrinFlex Life                                 7,867             76,195           562             5,417
   Putnam Vista Division;
     PrinFlex Life                                13,042            114,287         1,330            12,225
   Putnam Voyager Division:
     PrinFlex Life                                90,896            868,001         7,931            74,099
   Real Estate Division:
     PrinFlex Life                                 3,623             34,212           233             2,119
   SmallCap Division:
     PrinFlex Life                                33,031            251,186         1,679            12,442
   SmallCap Growth Division:
     PrinFlex Life                                22,252            193,803         1,822            16,058
   SmallCap Value Division:
     PrinFlex Life                                17,813            145,873           878             7,015
   Utilities Division:
     PrinFlex Life                                 4,976             54,019         1,032            11,132
                                            ============== ================= ============== ================
                                               9,602,253       $126,208,950     4,857,014       $65,283,562
                                            ============== ================= ============== ================


                        Principal Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)




4. Purchases and Sales of Investment Securities (continued)

                                                         Year ended December 31, 1997
                                                 Units            Amount          Units           Amount
                                               Purchased        Purchased        Redeemed        Redeemed
                                            -------------- ----------------- -------------- -----------------
   Aggressive Growth Division:
     PrinFlex Life                               343,834      $ 4,288,340         27,761       $   319,839
   Asset Allocation Division:
     PrinFlex Life                                51,667          616,979          2,856            31,871
   Balanced Division:
     Flex Variable Life                           67,360        2,010,011         95,006         2,391,024
     PrinFlex Life                               128,270        1,521,439         10,602           119,088
                                            -------------- ---------------- -------------- -----------------
                                                 195,630        3,531,450        105,608         2,510,112
   Bond Division:
     Flex Variable Life                           51,436        1,162,750         52,293         1,098,247
     PrinFlex Life                                51,729          568,518          7,380            79,139
                                            -------------- ---------------- -------------- -----------------
                                                 103,165        1,731,268         59,673         1,177,386
   Capital Value Division:
     Flex Variable Life                          119,379        4,364,014        127,882         3,865,122
     PrinFlex Life                               281,944        3,424,513         30,266           360,113
                                            -------------- ---------------- -------------- -----------------
                                                 401,323        7,788,527        158,148         4,225,235
   Fidelity Contrafund Division:
     PrinFlex Life                               185,497        2,125,905         13,013           152,286
   Fidelity Equity Income Division:
     PrinFlex Life                                89,263        1,018,045          6,221            72,899
   Fidelity High Income Division:
     PrinFlex Life                                34,237          369,108          5,629            63,753
   Government Securities Division:
     PrinFlex Life                                10,283          115,306            745             7,938
   Growth Division:
     PrinFlex Life                                81,327          952,971          5,376            62,733
   High Yield Division:
     Flex Variable Life                           52,320        1,263,141         23,011           487,852
   International Division:
     PrinFlex Life                               273,767        3,172,214         26,010           290,962
   MidCap Division:
     Flex Variable Life                          180,420        6,880,578        240,515         8,968,075
     PrinFlex Life                               442,300        5,239,657         33,607           402,455
                                            -------------- ---------------- -------------- -----------------
                                                 622,720       12,120,235        274,122         9,370,530
   Money Market Division:
     Flex Variable Life                          158,768        2,472,127        213,736         3,276,766
     PrinFlex Life                             1,225,077       12,671,220        859,324         8,843,607
                                            -------------- ---------------- -------------- -----------------
                                               1,383,845       15,143,347      1,073,060        12,120,373
                                            ============== ================ ============== =================
                                               3,828,878      $54,236,836      1,781,233       $30,893,769
                                            ============== ================ ============== =================


                        Principal Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)




4. Purchases and Sales of Investment Securities (continued)

                                                         Year ended December 31, 1996
                                                 Units            Amount          Units           Amount
                                               Purchased        Purchased        Redeemed        Redeemed
                                            -------------- ----------------- -------------- -----------------
   Balanced Division:
     Flex Variable Life                           82,222      $ 2,097,662         29,319        $  645,607
   Bond Division:
     Flex Variable Life                           48,357        1,046,130         13,728           275,471
   Capital Value Division:
     Flex Variable Life                          126,497        3,858,566         44,900         1,095,829
   High Yield Division:
     Flex Variable Life                           28,126          615,083          9,553           178,415
   MidCap Division:
     Flex Variable Life                          224,022        7,077,421         89,178         2,717,856
   Money Market Division:
     Flex Variable Life                          370,523        5,517,757        311,613         4,615,144
                                            ============== ================ ============== =================
                                                 879,747      $20,212,619        498,291        $9,528,322
                                            ============== ================ ============== =================


5. Net Assets

Net assets at December 31, 1998 consisted of the following:

                                                                               Accumulated     Net Unrealized
                                                                                 Net            Appreciation
                                                                 Unit          Investment     (Depreciation) of
                                              Combined        Transactions      Incom           Investments
                                         --------------------------------------------------------------------
      Aggressive Growth Division:
        PrinFlex Life                       $ 14,244,041    $ 12,603,157     $  749,015       $  891,869
      Asset Allocation Division:
        PrinFlex Life                          1,592,829       1,522,712         83,936          (13,819)
      Balanced Division:
        Flex Variable Life                     3,796,104       2,805,763        510,067          480,274
        PrinFlex Life                          6,083,085       5,718,082        307,823           57,180
                                         --------------------------------------------------------------------
                                               9,879,189       8,523,845        817,890          537,454
      Bond Division:
        Flex Variable Life                     1,948,335       1,758,798        140,086           49,451
        PrinFlex Life                          2,004,910       1,939,366         88,541          (22,997)
                                         --------------------------------------------------------------------
                                               3,953,245       3,698,164        228,627           26,454
      Capital Value Division:
        Flex Variable Life                     8,736,005       5,950,992      1,178,313        1,606,700
        PrinFlex Life                         14,235,937      13,305,012        614,978          315,947
                                         --------------------------------------------------------------------
                                              22,971,942      19,256,004      1,793,291        1,922,647
      Fidelity Contra Fund Division:
        PrinFlex Life                          8,023,001       6,582,486         85,254        1,355,261
      Fidelity Equity Income Division:
        PrinFlex Life                          4,905,541       4,568,651         45,052          291,838

      Fidelity High Income Division:
        PrinFlex Life                       $  1,064,791    $  1,095,509     $   29,715       $  (60,433)
      Government Securities Division:
        PrinFlex Life                          3,266,712       3,180,086         96,146           (9,520)
      Growth Division:
        PrinFlex Life                          4,760,835       4,223,648         69,178          468,009
      High Yield Division:
        Flex Variable Life                     2,269,099       2,134,677        378,722         (244,300)
      International Division:
        PrinFlex Life                          7,800,249       7,630,149        343,828         (173,728)
      International SmallCap Division:
        PrinFlex Life                            316,190         301,071            107           15,012
      MicroCap Division:
        PrinFlex Life                            149,378         148,011            274            1,093
      Mid-Cap Division:
        Flex Variable Life                    11,460,175       8,300,875        599,642        2,559,658
        PrinFlex Life                         14,003,435      13,765,286        696,788         (458,639)
                                         --------------------------------------------------------------------
                                              25,463,610      22,066,161      1,296,430        2,101,019

      MidCap Growth Division:
        PrinFlex Life                            315,903         288,492           (598)          28,009
      Money Market Division:
        Flex Variable Life                       362,873         355,161          7,712                -
        PrinFlex Life                          7,972,243       7,927,870         44,373                -
                                         --------------------------------------------------------------------
                                               8,335,116       8,283,031         52,085                -

      Putnam Global Asset Allocation
        Division:
        PrinFlex Life                             75,231          71,030           (112)           4,313
      Putnam Vista Division:
        PrinFlex Life                            123,051         102,469           (155)          20,737
      Putnam Voyager Division:
        PrinFlex Life                            899,548         795,242         (1,295)         105,601
      Real Estate Division:
        PrinFlex Life                             31,709          31,269            760             (320)
      SmallCap Division:
        PrinFlex Life                            250,636         239,177           (508)          11,967
      SmallCap Growth Division:
        PrinFlex Life                            209,695         178,079           (354)          31,970
      SmallCap Value Division:
        PrinFlex Life                            144,138         138,477            245            5,416
      Utilities Division:
        PrinFlex Life                             45,596          42,810            449            2,337
                                         ====================================================================
                                            $121,091,275    $107,704,407     $6,067,982       $7,318,886
                                         ====================================================================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)




6. Year 2000 Issues (Unaudited)

Like other investment funds, financial and business organizations and individuals around the world, the Separate Account could be adversely affected if the computer systems used by Principal Life and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. In 1995, Principal Life began investigating the potential impact of the Year 2000 on its systems, procedures, customers and business processes. The Year 2000 assessment that was completed in 1996 provided information used to determine what system components must be changed or replaced to minimize the impact of the calendar change from 1999 to 2000.

Principal Life will continue to use internal and external resources to modify, replace and test its systems. Management estimates 100% of the identified modifications to mission critical systems and 99% of the identified modifications to other systems have been completed for its Year 2000 project. The project completion is scheduled to occur prior to any anticipated impact on Principal Life's operations.

Principal Life and the Separate Account face the risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with them due to the third party's inability to resolve its own Year 2000 issues. Principal Life has completed its inventory of external relationships and is attempting to determine the overall Year 2000 readiness of its external relationships. Principal Life is engaged in discussions with the third parties and is requesting information as to those parties' Year 2000 plans and state of readiness. Principal Life, however, does not have sufficient information at the current time to predict whether all of its external relationships will be Year 2000 ready.

While Principal Life believes that it has addressed its Year 2000 concerns, Principal Life has begun to develop contingency/recovery plans aimed at ensuring the continuity of critical business functions before, on and after December 31, 1999. Principal Life expects contingency/recovery planning to be substantially complete by April 1, 1999. The Year 2000 contingency plans will be reviewed periodically throughout 1999 and revised as needed. Principal Life believes its Year 2000 contingency plans coupled with existing "disaster recovery" and "business resumption" plans minimize the impact Year 2000 issues may have on the organization.

                        Principal Life Insurance Company

                      Consolidated Statements of Operations
                                   (Unaudited)


                                                             Three Months Ended
                                                               March 31, 1999

                                                                (In Millions)

Revenue
Premiums and other considerations                                  $   737
Fees and other income                                                  269
Net investment income                                                  674
Net realized capital gains                                             236
Contribution from closed block                                           3

Total revenue                                                        1,919

Expenses
Policy and contract benefits                                         1,005
Change in future policy benefits and                                    34
         contractholder funds
Dividends to policyholders                                               5
Operating expenses                                                     434

Total expenses                                                       1,478


Income before income taxes                                             441

Income taxes                                                           147

Net income                                                         $   294






                        Principal Life Insurance Company

                  Consolidated Statements of Financial Position
                                   (Unaudited)

                                                                      March 31,
                                                                        1999

                                                                   (In Millions)

Assets
Fixed maturities, available-for-sale                                   $21,187
Equity securities, available-for sale                                      937
Mortgage loans                                                          12,258
Real estate                                                              2,673
Policy loans                                                                25
Other investments                                                          290

     Total investments                                                  37,370
Cash and cash equivalents                                                  155
Accrued investment income                                                  372
Deferred policy acquisition costs                                          542
Property and equipment                                                     345
Goodwill and other intangibles                                             169
Premiums due and other receivables                                         295
Mortgage loan servicing rights                                             925
Closed block assets                                                      4,240
Separate account assets                                                 29,976
Other assets                                                               596

Total assets                                                           $74,985



Liabilities
Contractholder funds                                                   $23,868
Future policy benefits and claims                                        7,140
Other policyowner funds                                                    293
Short-term debt                                                             25
Long-term debt                                                             660
Income taxes currently payable                                             115
Deferred income taxes                                                      393
Closed block liabilities                                                 5,297
Separate account liabilities                                            29,976
Other liabilities                                                        1,955

Total liabilities                                                       69,722

Equity
Common stock, par value $1 per share - authorized 5,000,000                  3
     shares, issued and outstanding 2,500,000 shares (wholly owned indirectly by Principal Mutual Holding Company)
Retained earnings                                                        4,844
Accumulated other comprehensive income
     Net unrealized gains on available-for-sale securities                 450
     Net foreign currency translation adjustment                           (34)

Total equity                                                             5,263

Total liabilities and equity                                           $74,985






                        Principal Life Insurance Company

                 Consolidated Statements of Stockholder's Equity
                                   (Unaudited)

                                                                               Net Unrealized      Net Foreign
                                                                                  Gains on          Currency          Total
                                                    Common        Retained     Available-for-      Translation     Stockholder's
                                                     Stock        Earnings     Sale Securities     Adjustment         Equity

                                                                                  (In Millions)

Balances at December 31, 1998                         $3           $4,749             $746            ($29)            $5,469

     Net income                                                       294               --              --                294
     Increase in unrealized appreciation on debt
         securities available-for-sale                                 --             (380)             --               (380)
     Increase in unrealized appreciation on equity
         securities available-for-sale                                 --             (138)             --               (138)
     Adjustments for assumed changes in
         amortization pattern:
          Deferred acquisition costs                                   --               69              --                 69
          Unearned revenue reserves                                    --               (8)             --                 (8)
     Provision for deferred income taxes                               --              161              --                161
     Change in foreign currency translation
          adjustment, net                                              --               --              (5)                (5)
     Dividend to parent holding company                              (199)                                               (199)

Comprehensive income                                                                                                     (206)

Balances at March 31, 1999                            $3           $4,844             $450            ($34)            $5,263


                        Principal Life Insurance Company

                   Notes to Consolidated Financial Statements
                    for the Three Months Ended March 31, 1999
                                   (Unaudited)


1. Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principals for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999. For further information, refer to the accompanying consolidated financial statements and notes thereto for the year ended December 31, 1998.

                         Report of Independent Auditors




The Board of Directors
Principal Life Insurance Company


We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company, an indirect wholly-owned subsidiary of Principal Mutual Holding Company), formerly Principal Mutual Life Insurance Company, as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Des Moines, Iowa
January 29, 1999




                        Principal Life Insurance Company

                      Consolidated Statements of Operations




                                              Year ended December 31
                                         1998          1997          1996
                                        ---------------------------------------
                                                   (In Millions)
Revenue
Premiums and annuity and other
     considerations                      $3,409        $4,668        $5,121
Policy and contract charges                 780           682           572
Net investment income                     2,821         2,948         2,905
Net realized capital gains                  466           176           388
Commissions and other income                208           199           150
Contribution from the closed block           13             -             -
                                        ---------------------------------------
Total revenue                             7,697         8,673         9,136

Expenses
Benefits, claims and settlement
     expenses                             4,777         5,632         6,087
Dividends to policyholders                  155           299           299
Operating expenses                        2,026         2,047         1,920
                                        ---------------------------------------
                                        ---------------------------------------
Total expenses                            6,958         7,978         8,306
                                        ---------------------------------------

Income before income taxes                  739           695           830

Income taxes                                 44           241           304
                                        ---------------------------------------
                                        =======================================
Net income                              $   695       $   454       $   526
                                        =======================================



See accompanying notes.

                        Principal Life Insurance Company

                  Consolidated Statements of Financial Position




                                                   December 31
                                                1998         1997
                                            ---------------------------
                                            ---------------------------
                                                  (In Millions)

Assets
Fixed maturities, available-for-sale           $21,006      $21,546
Equity securities, available-for-sale            1,102        1,273
Mortgage loans                                  12,091       13,286
Real estate                                      2,691        2,632
Policy loans                                        25          749
Other investments                                  349          130
Cash and cash equivalents                          461          546
Accrued investment income                          375          457
Deferred policy acquisition costs                  456        1,057
Property held for Company use                      246          232
Closed block assets                              4,251            -
Separate account assets                         29,009       23,627
Other assets                                     1,881        1,519
                                            ---------------------------
                                            ===========================
Total assets                                   $73,943      $67,054
                                            ===========================
                                            ===========================

Liabilities
Contractholder funds                           $23,339      $23,179
Future policy benefits and claims                7,082       11,239
Other policyholder funds                           249          314
Policyholder dividends payable                      44          444
Debt                                               671          459
Income taxes currently payable                      27          298
Deferred income taxes                              497          803
Closed block liabilities                         5,299            -
Separate account liabilities                    29,009       23,560
Other liabilities                                2,257        1,474
                                            ---------------------------
                                            ---------------------------
Total liabilities                               68,474       61,770

Stockholder's equity
Common stock, par value $1 per share - authorized  5,000,000 shares,  issued and outstanding 2,500,000 shares (wholly owned indirectly by Principal Mutual
   Holding Company)                                             3            -
Retained earnings                                           4,749        4,257
Accumulated other comprehensive income:
   Net unrealized gains on available-for-sale securities      746        1,038
   Net foreign currency translation adjustment                (29)         (11)
                                                         -----------------------
                                                         -----------------------
Total stockholder's equity                                  5,469        5,284
                                                         -----------------------
                                                         =======================
Total liabilities and stockholder's equity                $73,943      $67,054
                                                         =======================


See accompanying notes.

                        Principal Life Insurance Company

                 Consolidated Statements of Stockholder's Equity


                                                                    Net Unrealized     Net Foreign
                                                                       Gains on         Currency          Total
                                            Common     Retained   Available-for-Sale   Translation    Stockholder's
                                             Stock     Earnings       Securities       Adjustment         Equity
                                          ----------------------------------------------------------------------------
                                                                         (In Millions)

   Balances at January 1, 1996               $ -        $3,277           $1,336            $ (7)          $4,606
   Comprehensive income:
     Net income                                -           526                -               -              526
     Decrease in unrealized appreciation
       on fixed maturities,                    -             -             (543)              -             (543)
       available-for-sale
     Decrease in unrealized appreciation
       on equity securities,                   -             -             (262)              -             (262)
       available-for-sale
     Adjustments for assumed changes in
          amortization patterns:
       Deferred policy acquisition costs       -             -               83               -               83
       Unearned revenue reserves               -             -              (11)              -              (11)
     Provision for deferred income tax         -             -              257               -              257
       benefit
     Change in net foreign currency
       translation adjustment                  -             -                -              (2)              (2)
                                                                                                          ------------
   Comprehensive income                        -                                                              48
                                          ----------------------------------------------------------------------------
   Balances at December 31, 1996               -         3,803              860              (9)           4,654
   Comprehensive income:
     Net income                                -           454                -               -              454
     Increase in unrealized appreciation
       on fixed maturities,                    -             -              197               -              197
       available-for-sale
     Increase in unrealized appreciation
       on equity securities,                   -             -              118               -              118
       available-for-sale
     Adjustments for assumed changes in
       amortization patterns:                  -
       Deferred policy acquisition costs       -             -              (44)              -              (44)
       Unearned revenue reserves               -             -                4               -                4
     Provision for deferred income taxes       -             -              (97)              -              (97)
     Change in net foreign currency
       translation adjustment                  -             -                -              (2)              (2)
                                                                                                          ------------
   Comprehensive income                                                                                      630
                                          ----------------------------------------------------------------------------
   Balances at December 31, 1997               -         4,257            1,038             (11)           5,284

                        Principal Life Insurance Company

                                                                    Net Unrealized       Net Foreign
                                                                       Gains on           Currency            Total
                                            Common     Retained   Available-for-Sale     Translation      Stockholder's
                                             Stock     Earnings       Securities         Adjustment          Equity
                                          -------------------------------------------------------------------------------
                                                                          (In Millions)

   Balances at January 1, 1998               $ -        $4,257           $1,038              $(11)             $5,284
   Comprehensive income:
     Net income                                -           695               -                  -                 695
     Decrease in unrealized appreciation
       on fixed maturities,                    -             -            (203)                 -                (203)
       available-for-sale
     Decrease in unrealized appreciation
       on equity securities,
       available-for-sale, including
       seed money in separate accounts         -             -            (292)                 -                (292)
     Adjustments for assumed changes in
       amortization patterns:
       Deferred policy acquisition costs       -             -              37                  -                  37
       Unearned revenue reserves               -             -              (4)                 -                  (4)
     Provision for deferred income tax         -             -             170                  -                 170
       benefit
     Change in net foreign currency
       translation adjustment                  -             -               -                (18)                (18)
     Issuance of 2,500,000 shares of
       common stock to parent holding          3            (3)              -                  -                   -
       company
     Dividend to parent holding company        -          (200)              -                  -                (200)
                                                                                                               ----------
   Comprehensive income                                                                                           185
                                          ===============================================================================
   Balances at December 31, 1998             $ 3        $4,749            $746               $(29)             $5,469
                                          ===============================================================================


See accompanying notes.

                        Principal Life Insurance Company

                      Consolidated Statements of Cash Flows



                                                                              Year ended December 31
                                                                          1998         1997         1996
                                                                      ---------------------------------------
                                                                                  (In Millions)
Operating activities
Net income                                                            $     695      $   454     $     526
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Amortization of deferred policy acquisition costs                        114          170           178
   Additions to deferred policy acquisition costs                          (173)        (213)         (215)
   Gain on sales of subsidiaries                                             (6)         (14)            -
   Accrued investment income                                                 24            7            15
   Contractholder and policyholder liabilities and dividends
                                                                          1,538        1,401         1,667
   Current and deferred income taxes                                       (265)          96            20
   Net realized capital gains                                              (466)        (176)         (388)
   Depreciation and amortization expense                                    133          117           112
   Other                                                                   (197)        (403)         (253)
   Change in closed block operating assets and
     liabilities, net                                                       230            -             -
                                                                      ---------------------------------------
                                                                      ---------------------------------------
Net adjustments                                                             932          985         1,136
                                                                      ---------------------------------------
Net cash provided by operating activities                                 1,627        1,439         1,662

Investing activities Available-for-sale securities:
   Purchases                                                             (7,141)      (7,478)      (11,876)
   Sales                                                                  5,684        7,475         9,089
   Maturities                                                             1,377        1,204         2,796
Mortgage loans acquired or originated                                   (14,162)      (9,925)       (2,955)
Mortgage loans sold or repaid                                            14,414        8,977         1,619
Real estate acquired                                                       (436)        (309)         (166)
Real estate sold                                                            662          198           253
Proceeds from sales of subsidiaries                                          96           35             -
Purchases of interest in subsidiaries, net of cash acquired                (218)         (99)          (51)
Net change in policy loans                                                  (12)         (13)          (25)
Net change in property held for Company use                                 (57)         (11)          (18)
Net change in other investments                                            (270)         (68)          (74)
Change in closed block investments, net                                    (201)           -             -
                                                                      ---------------------------------------
Net cash used in investing activities                                      (264)         (14)       (1,408)


                        Principal Life Insurance Company

                                                                              Year ended December 31
                                                                          1998         1997         1996
                                                                      ---------------------------------------
                                                                                  (In Millions)
Financing activities
Issuance of debt                                                       $     243     $     75   $       43
Principal repayments of debt                                                 (51)         (28)         (29)
Proceeds of short-term borrowings                                          8,628        5,089        1,451
Repayment of short-term borrowings                                        (8,924)      (4,974)      (1,282)
Dividend paid to parent holding company                                     (140)           -            -
Investment contract deposits                                               5,854        4,134        4,221
Investment contract withdrawals                                           (7,058)      (5,446)      (4,682)
                                                                      ---------------------------------------
Net cash used in financing activities                                     (1,448)      (1,150)        (278)
                                                                      ---------------------------------------

Net increase (decrease) in cash and cash equivalents                         (85)         275          (24)

Cash and cash equivalents at beginning of year                               546          271          295
                                                                      =======================================
Cash and cash equivalents at end of year                               $     461      $   546    $     271
                                                                      =======================================

Schedule of noncash operating and investing activities The following noncash assets and liabilities were transferred to the
   Closed  Block  as a  result  of the  July  1,  1998  mutual  holding  company formation:
   Operating activities:
     Accrued investment income                   $      59
     Deferred policy acquisition costs                 697
     Other assets                                       12
     Future policy benefits and claims              (4,545)
     Other policyholder funds                           (7)
     Policyholder dividends payable                   (388)
     Other liabilities                                (173)
                                                 ------------
   Total noncash operating activities (4,345) Investing activities:
     Fixed maturities, available-for-sale            1,562
     Mortgage loans                                  1,027
     Policy loans                                      736
     Other investments                                   1
                                                 ------------
   Total noncash investing activities                3,326
                                                 ============
   Total noncash operating and investing activities $(1,019)
                                                 =============

Net transfer of noncash assets and liabilities of Principal Health
   Care Inc. on April 1, 1998 in exchange for common shares of
   Coventry Health Care, Inc.                      $   (160)
                                                 =============


See accompanying notes.

                        Principal Life Insurance Company

                   Notes to Consolidated Financial Statements

                                December 31, 1998




1. Nature of Operations and Significant Accounting Policies

Reorganization

Effective July 1, 1998, Principal Mutual Life Insurance Company formed a mutual insurance holding company (Principal Mutual Holding Company) and converted to a stock life insurance company (Principal Life Insurance Company). All of the shares of Principal Life Insurance Company (the Company) were issued to Principal Mutual Holding Company through two newly formed intermediate holding companies, Principal Financial Group, Inc. and Principal Financial Services, Inc. The reorganization itself did not have a material financial impact on the Company.

Description of Business

The Company is a diversified financial services organization engaged in the marketing and management of life insurance, annuity, health, pension and other financial products and services, primarily in the United States.

Basis of Presentation

The accompanying consolidated financial statements of the Company and its majority-owned subsidiaries have been prepared in conformity with generally accepted accounting principles (GAAP). Less than majority-owned entities in which the Company has at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. All significant intercompany accounts and transactions have been eliminated.

Total assets of the unconsolidated entities amounted to $2.2 billion at December 31, 1998 and $1.1 billion at December 31, 1997. Total revenues of the unconsolidated entities were $1.8 billion in 1998, $294 million in 1997 and $349 million in 1996. During 1998, 1997 and 1996, the Company included $18 million, $19 million and $(3) million, respectively, in net investment income representing the Company's share of current year net income (loss) of the unconsolidated entities.

Closed Block

In conjunction with the formation of the mutual insurance holding company, the Company established a Closed Block for the benefit of certain classes of individual participating and dividend-paying policies in force on that date. The Closed Block was designed to provide reasonable assurance to owners of insurance policies included therein that, after the reorganization, assets would be available to maintain the aggregate dividend scales in effect for 1997 if the experience underlying such scales continued. Assets were allocated to the Closed Block in amounts which, together with premiums from policies included in the Closed Block, were reasonably expected to be sufficient to support such policies, including provisions for payment of claims, certain expenses, charges and taxes, and for continuation of dividend scales payable in 1997 in the aggregate, assuming the experience underlying such scales continued.

Assets allocated to the Closed Block inure to the benefits of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held by the Company.

The contribution to the operating income of the Company from the Closed Block is reported as a single line item in the statement of operations. Accordingly, premiums, net investment income, realized capital gains (losses), policyowner benefits and dividends attributable to the Closed Block, less certain expenses and charges and the amortization of deferred policy acquisition costs, are shown as a net number under the caption "Contribution from the Closed Block." This results in material reductions in the respective line items in the statement of operations while having no effect on net income. All assets allocated to the Closed Block are grouped together and shown as a separate item entitled "Closed Block assets"; and all liabilities attributable to the Closed Block are combined and disclosed as the "Closed Block liabilities." The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

The Contribution from the Closed Block does not represent the total profitability attributable to the policies included in the Closed Block. Certain expenses attributable to the policies included in the Closed Block and commissions on these policies are not included in the reported Contribution from the Closed Block, but rather are included in operating expenses consistent with the initial regulatory funding of the Closed Block. Consequently, the assets needed to fund the Closed Block are less than the total accumulated assets attributable to the policies included in the Closed Block. Income on the assets held outside of the Closed Block is included in net investment income and not included in the Contribution from the Closed Block.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company's consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

Significant Risks

The following is a description of the most significant risks facing diversified financial service organizations and how the Company mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and operating throughout the United States and the world, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Company or borrowers through mortgage loans on real estate will default or that other parties that owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound credit and collection policies and by providing for any amounts deemed uncollectible.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Company's investments. This change in rates may also cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for policyowners' contract terminations, by offering products that transfer this risk to the purchaser and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Investments in fixed maturities and equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 12 for policies related to the determination of fair value.) The cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturities and equity securities is adjusted for declines in value that are other than temporary. For the loan-backed and structured securities included in the bond portfolio, the Company recognizes income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the loan balances or fair market values of the properties at the time of foreclosure. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements, and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. The Company recognizes impairment losses for its properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced accordingly. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. Any impairment losses and any changes in valuation allowances are reported as net realized capital losses.

Commercial and residential mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported as net realized capital gains (losses). The Company measures impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. The Company includes residential mortgage loans held for sale in the amount of $802 million and $512 million at December 31, 1998 and 1997, respectively, which are carried at lower of cost or fair value and reported as mortgage loans in the statements of financial position.

Net realized capital gains and losses on investments are determined using the specific identification basis.

Policy loans and other investments are primarily reported at cost.

Derivatives

Derivatives are generally held for purposes other than trading and are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

The Company's use of derivatives is further described in Note 4. The net interest effect of interest rate and currency swap transactions is recorded as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The cost of other derivative contracts is amortized over the life of the contracts and classified with the results of the underlying hedged item. Certain contracts are designated as hedges of specific assets and, to the extent those assets are marked to market, the hedge contracts are also marked to market and included as an adjustment of the underlying asset value. Other contracts are designated and accounted for as hedges of certain liabilities and are not marked to market.

Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce the Company's exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the changes in value of the derivatives are included in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds on deposit with the Company and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyowners. Reserves for non-participating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally vary by plan, year of issue and policy duration. Investment yield is based on the Company's experience. Mortality, morbidity and withdrawal rate assumptions are based on experience of the Company and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyowner funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Company believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums, Fees and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life and term life insurance policies and certain immediate annuities with life contingencies. Premiums from these products are recognized as premium revenue when due.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

Related policy benefits and expenses for individual and group life and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment   contracts  do  not  subject  the  Company  to  risks  arising  from policyowner mortality or morbidity, and consist primarily of Guaranteed Investment Contracts (GICs) and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Acquisition costs that are not deferrable and maintenance costs are charged to operations as incurred.

Deferred policy acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred policy acquisition costs of non-participating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyowner liabilities.

Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

Reinsurance

The Company enters into reinsurance agreements with other companies in the normal course of business. The Company may assume reinsurance from or cede reinsurance to other companies. Premiums and expenses are reported net of reinsurance ceded. The Company is contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed.

Guaranty-fund Assessments

Guaranty-fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund. The Company also accrues for anticipated assessments which are estimated using data available from various industry sources that monitor the current status of open and closed insolvencies. The Company has also established an other asset for assessments expected to be recovered through future premium tax offsets.

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by the Company for contracts with equity, real estate and fixed-income investments. Generally, the separate account contract owner, rather than the Company, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company receives a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

Income Taxes

Principal Mutual Holding Company files a consolidated income tax return that includes the Company and all of its qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group based upon pro rata contribution of taxable income or operating losses. The Company is taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Foreign Exchange

The Company's foreign subsidiaries' statements of financial position and operations are translated at the current exchange rates and average exchange rates for the year, respectively. Resulting translation adjustments for foreign subsidiaries and certain other transactions are reported as a component of equity. Other translation adjustments for foreign currency transactions that affect cash flows are reported in current operations.

Pension and Postretirement Benefits

The Company accounts for its pension benefits and postretirement benefits other than pension (medical, life insurance and long-term care) using the full accrual method.

Property Held for Company Use

Property  held for  Company use  includes  home  office  properties  and related leasehold improvements. Property held for Company use is shown in the consolidated statements of financial position at cost less allowances for accumulated depreciation. Provisions for depreciation of property held for Company use are computed principally on the straight-line method over the estimated useful lives of the assets. Property held for Company use and related accumulated depreciation are as follows (in millions):

                                                          December 31
                                                      1998           1997
                                                  -----------------------------

   Property held for Company use                        $328          $302
   Accumulated depreciation                              (82)          (70)
                                                  =============================
   Property held for Company use, net                   $246          $232
                                                  =============================

Other Assets

Intangible assets are included in other assets in the consolidated statements of financial position. The cost of acquired subsidiaries in excess of the fair value of the net assets (i.e., goodwill) and other intangible assets have been recorded in connection with acquisitions. These assets are amortized on a straight-line basis generally over 10 to 15 years. The carrying amount of goodwill and other intangible assets is reviewed periodically for indicators of impairment in value.

Intangible assets and related accumulated amortization are as follows (in millions):

                                                         December 31
                                                     1998          1997
                                                  ---------------------------

      Goodwill                                        $185          $165
      Accumulated amortization                         (40)          (16)
                                                  ---------------------------
      Goodwill, net                                    145           149

      Other intangible assets, net                      16            74
                                                  ---------------------------

      Total intangible assets                         $161          $223
                                                  ===========================

Mortgage servicing rights of $778 million and $432 million at December 31, 1998 and 1997, respectively, are included in other assets in the consolidated statements of financial position and represent the cost of purchasing or originating the right to service mortgage loans. These costs are capitalized and amortized to operations over the estimated remaining lives of the underlying loans using the interest method and taking into account appropriate prepayment assumptions. Capitalized mortgage servicing rights are periodically assessed for impairment, which is recognized in the consolidated statements of operations during the period in which impairment occurs by establishing a corresponding valuation allowance.

Other assets are reported primarily at cost.

Pooled Investment Fund

The Company has an arrangement whereby short-term funds of Principal Financial Services, Inc. are pooled with funds of the Company's subsidiaries and invested by the Company. The Company credits Principal Financial Services, Inc. with interest approximating the yield earned by the Company's Separate Account LI, which invests in commercial paper. At December 31, 1998, the Company reported
$137 million in other liabilities in the statements of financial position related to this arrangement with Principal Financial Services, Inc.

The Company's pooled funds are also made available to Principal Financial Services, Inc. for short-term borrowings up to $1 million, with interest approximating the yield earned by Separate Account LI. At December 31, 1998, there were no such borrowings outstanding under this arrangement.

Comprehensive Income

On January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income ("SFAS 130"), and restated prior years' financial statements to conform to the reporting standard. SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general-purpose financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders. The adoption of SFAS No. 130 resulted in revised and additional disclosures but had no effect on the financial position, results of operations, or liquidity of the Company.

Other comprehensive income excludes net realized capital gains (losses) included in net income of $344 million in 1998, $113 million in 1997 and $256 million in 1996. These amounts are net of income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserves of $122 million in 1998, $63 million in 1997 and $132 million in 1996.

Reclassifications

Certain reclassifications have been made to the 1996 and 1997 consolidated financial statements to conform to the 1998 presentation.

Pending Accounting Change

In June 1998, the Financial Accounting Standards Board (the "FASB") issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), which the Company is required to adopt January 1, 2000. SFAS 133 will require the Company to include all derivatives in the statement of financial position at fair value. Changes in derivative fair values will either be recognized in earnings as offsets to the changes in fair value of related hedged assets, liabilities and firm commitments or, for forecasted transactions, deferred and recorded as a component of equity until the hedged transactions occur and are recognized in earnings. The ineffective portion of a hedging derivative's change in fair value will be immediately recognized in earnings. The impact of SFAS 133 on the Company's financial statements will depend on a variety of factors, including future interpretive guidance from the FASB, the future level of forecasted and actual foreign currency transactions, the extent of the Company's hedging activities, the types of hedging instruments used and the effectiveness of such instruments. However, the Company does not believe the effect of adopting SFAS 133 will be material to its financial position.


2. Mergers, Acquisitions and Divestitures

Effective April 1, 1998, the Company merged substantially all of its managed care operations with Coventry Corporation in exchange for a share of ownership in the resulting entity, Coventry Health Care, Inc. At December 31, 1998, the Company held a 42% share of Coventry Health Care, Inc. The Company's investment in Coventry Health Care, Inc. is accounted for using the equity method. Net equity of the transferred business on April 1, 1998 was $170 million. Consolidated financial results for 1997 included total assets at December 31, 1997, and total revenues and pretax loss for the year then ended of approximately $419 million, $883 million and $(26) million, respectively, for the transferred business.

During 1998, various acquisitions were made by the Company's subsidiaries at purchase prices aggregating $224 million. The acquisitions were all accounted for using the purchase method and the results of operations of the acquired businesses have been included in the financial statements of the subsidiaries from the dates of acquisition. Such acquired companies had total assets at December 31, 1998 and total 1998 revenue of $459 million and $58 million, respectively.

During 1998, various divestitures were made by certain of the Company's subsidiaries at selling prices aggregating $118 million and $15 million in net realized capital gains were realized as a result of these divestitures. In 1997, the financial statements included $152 million in assets, $206 million in revenues and $20 million of pretax losses related to these subsidiaries.

Beginning in 1998, the Company did not renew medical business in 14 states where it does not believe it can effectively compete. The Company continues to offer non-medical coverage and administrative services only products in these states. Annual medical premium in these states was approximately $230 million in 1997.

During 1997, various acquisitions were made by certain of the Company's subsidiaries at purchase prices aggregating $101 million. The acquisitions were all accounted for using the purchase method and the results of operations of the acquired businesses have been included in the financial statements of the subsidiaries from the dates of acquisition. Such acquired companies had total assets at December 31, 1997 and total 1997 revenue of $459 million and $86 million, respectively.

During 1997, the Company terminated a portion of its group medical business and helped insureds find replacement coverage. The Company has retained responsibility for the payment of claims incurred on this business prior to the effective date of the termination and has included an estimate of the ultimate liability for these claims in its financial statements. Annual premiums related to this business were approximately $380 million at date of transfer.


3. Investments

Under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, securities are generally classified as available-for-sale, held-to-maturity, or trading. The Company has classified its entire fixed maturities portfolio as available-for-sale, although it is generally the Company's intent to hold these securities to maturity. The Company has also classified all equity securities as available-for-sale. Securities classified as available-for-sale are reported at fair value in the consolidated statements of financial position with the related unrealized holding gains and losses on such available-for-sale securities reported as a separate component of equity after adjustments for related changes in deferred policy acquisition costs, unearned revenue reserves and deferred income taxes.

The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 1998 and 1997, are as follows (in millions):

                                                                   Gross           Gross
                                                                Unrealized      Unrealized         Fair
                                                   Cost            Gains          Losses          Value
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
   December 31, 1998 Fixed maturities:
     United States Government and agencies
                                                   $   611        $    -           $  10           $   601
     Foreign governments                                57            21               1                77
     States and political subdivisions                 428            19               4               443
     Corporate - public                              4,470           264              88             4,646
     Corporate - private                            11,935           653              97            12,491
     Mortgage-backed securities                      2,661            92               5             2,748
                                              ---------------------------------------------------------------
   Total fixed maturities                          $20,162        $1,049            $205           $21,006
                                              ===============================================================
   Total equity securities                         $   760        $  395           $  53           $ 1,102
                                              ===============================================================

   December 31, 1997 Fixed maturities:
     United States Government and agencies
                                                   $   337        $    1           $   -           $   338
     Foreign governments                               217             -               -               217
     States and political subdivisions                 232            15               2               245
     Corporate - public                              4,014           224              18             4,220
     Corporate - private                            12,478           856              30            13,304
     Mortgage-backed securities                      3,124            99               3             3,220
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    20,402         1,195              53            21,544
     Redeemable preferred stocks                         2             -               -                 2
                                              ===============================================================
   Total fixed maturities                          $20,404        $1,195           $  53           $21,546
                                              ===============================================================
   Total equity securities                         $   639        $  664           $  30           $ 1,273
                                              ===============================================================


The cost and fair value of fixed maturities available-for-sale at December 31, 1998, by expected maturity, are as follows (in millions):

                                                        Cost        Fair Value
                                                      --------------------------
                                                      --------------------------

   Due in one year or less                            $  1,043        $  1,061
   Due after one year through five years                 6,922           7,012
   Due after five years through ten years                5,283           5,590
   Due after ten years                                   4,234           4,577
                                                      --------------------------
                                                      --------------------------
                                                        17,482          18,240
   Mortgage-backed and other securities without
     a single maturity date                              2,680           2,766
                                                      --------------------------
                                                      ==========================
   Total                                               $20,162         $21,006
                                                      ==========================

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or pre-pay obligations.

Major categories of net investment income are summarized as follows (in millions):

                                                 Year ended December 31
                                            1998          1997          1996
                                           ------------------------------------

   Fixed maturities, available-for-sale     $1,525        $1,620        $1,649
   Equity securities, available-for-sale        32            39            33
   Mortgage loans                            1,171         1,150         1,085
   Real estate                                 525           501           486
   Policy loans                                 27            50            49
   Cash and cash equivalents                     9             9            15
   Other                                        49            92            48
                                           ------------------------------------
                                           ------------------------------------
                                             3,338         3,461         3,365

   Less investment expenses                   (517)         (513)         (460)
                                           ------------------------------------
                                           ====================================
   Net investment income                    $2,821        $2,948        $2,905
                                           ====================================


The major components of net realized capital gains (losses) on investments are summarized as follows (in millions):

                                                  Year ended December 31
                                            1998          1997           1996
                                            ----------------------------------

   Fixed maturities, available-for-sale:
     Gross gains                             $ 67          $ 51          $ 80
     Gross losses                             (31)          (43)          (73)
   Equity securities, available-for-sale:
     Gross gains                              329           132           451
     Gross losses                             (40)          (26)           (5)
   Mortgage loans                               8            (6)          (11)
   Real estate                                126            64            14
   Other                                        7             4           (68)
                                            ==================================
   Net realized capital gains                $466          $176          $388
                                            ==================================

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $2.8 billion, $5.0 billion and $7.8 billion in 1998, 1997 and 1996 respectively. Of the 1998, 1997 and 1996 proceeds, $2.2 billion, $4.0 billion and $7.2 billion, respectively, relates to sales of mortgage-backed securities. The Company actively manages its mortgage-backed securities portfolio to control prepayment risk. Gross gains of $23 million, $29 million and $64 million and gross losses of $7 million, $10 million and $53 million in 1998, 1997 and 1996, respectively, were realized on sales of mortgage-backed securities. At December 31, 1998, the Company had security purchases payable totaling $576 million relating to the purchases of mortgage-backed securities at forward dates.

Prior to 1996, the Company entered into short-term equity swap agreements to mitigate its exposure to declines in the value of about one-half of its marketable common stock portfolio. Under the agreements, the return on that portion of the Company's marketable common stock portfolio was swapped for a fixed short-term interest rate. The equity swaps were terminated during 1996 and a realized loss of $81 million recorded. Common stocks of $633 million associated with these equity swaps were sold during 1996 and a gain of $402 million recorded, resulting in a net realized gain of $321 million.

The unrealized appreciation on investments in fixed maturities and equity securities available-for-sale is reported as a separate component of equity, reduced by adjustments to deferred policy acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes. The cumulative amount of net unrealized gains on available-for-sale securities, including the net unrealized gains on the Closed Block available-for-sale securities, is as follows (in millions):

                                                                                      December 31
                                                                                  1998           1997
                                                                              -----------------------------

   Unrealized appreciation on fixed maturities, available-for-sale                 $939        $1,142
   Unrealized appreciation on equity securities, available-for-sale,
     including seed money in separate accounts                                      347           639
   Adjustments for assumed changes in amortization patterns:
     Deferred policy acquisition costs                                             (167)         (204)
     Unearned revenue reserves                                                       17            21
   Provision for deferred income taxes                                             (390)         (560)
                                                                              =============================
   Net unrealized gains on available-for-sale securities                           $746        $1,038
                                                                              =============================

The 1998 decrease in unrealized appreciation on fixed maturities, available-for-sale, includes the effect of a change in the method of estimating the fair value of certain corporate bonds, net of related adjustments for assumed changes in amortization patterns and deferred income taxes, of $116 million.

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Company represent its primary areas of credit risk exposure. At December 31, 1998 and 1997, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

                       Geographic Distribution        Property Type Distribution
                             December 31                        December 31

                           1998        1997                    1998       1997
                        ----------------------             --------------------
                        ----------------------             --------------------

   Pacific                 28%         28%          Industrial   33%        33%
   South Atlantic          24          24           Retail       33         33
   North Central           15          16           Office       29         29
   Mid Atlantic            14          14           Other         5          5
   South Central            9           9
   New England              5           5
   Mountain                 5           4

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established for the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is reported as a net realized capital loss.

Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries are credited to the allowance for losses. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may change.

A summary of the changes in the mortgage loan allowance for losses is as follows (in millions):

                                                  December 31
                                         1998        1997        1996
                                      ------------------------------------

   Balance at beginning of year           $121        $121        $115
   Provision for losses                      4           8          16
   Releases due to write-downs,
     sales and foreclosures                (12)         (8)        (10)
                                      ====================================
   Balance at end of year                 $113        $121        $121
                                      ====================================

The corporate private placement bond portfolio is diversified by issuer and industry. Restrictive bond covenants are monitored by the Company to regulate the activities of issuers and control their leveraging capabilities.

The Company was servicing approximately 484,000 and 371,000 residential mortgage loans with aggregate principal balances of approximately $42.1 billion and $29.1 billion at December 31, 1998 and 1997, respectively. In connection with these mortgage servicing activities, the Company held funds in trust for others totaling approximately $284 million and $210 million at December 31, 1998 and 1997, respectively. In connection with its loan administration activities, the Company advances payments of property taxes and insurance premiums and also advances principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, the Company makes certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as advances on serviced loans. Amounts advanced are considered in management's evaluation of the adequacy of the mortgage loan allowance for losses.

Real estate holdings and related accumulated depreciation are as follows (in millions):

                                                  December 31
                                              1998           1997
                                          -----------------------------

   Properties held for sale                   $1,043       $   360
   Investment real estate                      2,007         2,625
                                          -----------------------------
                                               3,050         2,985
   Accumulated depreciation                     (359)         (353)
                                          =============================
   Real estate, net                           $2,691        $2,632
                                          =============================

Other investments include properties owned jointly with venture partners and operated by the partners. Joint ventures in which the Company has an interest have mortgage loans with the Company of $0.9 billion and $1.2 billion at December 31, 1998 and 1997, respectively. The Company is committed to providing additional mortgage financing for such joint ventures aggregating $85 million at December 31, 1998.


4. Derivatives Held or Issued for Purposes Other Than Trading

The Company uses exchange-traded interest rate futures and forward contracts to hedge against interest rate risks. The Company attempts to match the timing of when interest rates are committed on insurance products and on new investments. However, timing differences do occur and can expose the Company to fluctuating interest rates. Interest rate futures and forward contracts are used to minimize these risks. In these contracts, the Company is subject to the risk that the counterparties will fail to perform and to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. The notional amounts of futures contracts ($140 million at December 31, 1998, and $36 million at December 31, 1997) represent the extent of the Company's involvement but not the risk of loss. The Company had no forward contracts at December 31, 1998 and 1997.

The Company enters into interest rate swaps to minimize its exposure to fluctuations in interest rates. Swaps are used in asset and liability management to modify duration and match cash flows. The notional principal amounts of the swaps outstanding at December 31, 1998 and 1997, were $1.6 billion and $1.0 billion, respectively, and the credit exposure at December 31, 1998 and 1997 was $19 million and $21 million, respectively. The Company is exposed to credit loss in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with superior performance records. The Company's current credit exposure on swaps is limited to the value of interest rate swaps that have become favorable to the Company. The average unexpired terms of the swaps were approximately six years at both December 31, 1998 and 1997. The net amount payable or receivable from interest rate swaps is accrued as an adjustment to interest income. The Company's interest rate swap agreements include cross-default provisions when two or more swaps are transacted with a given counterparty.

The Company manages risk on its mortgage loan pipeline by buying and selling mortgage-backed securities in the forward markets, over-the-counter options on mortgage-backed securities, U. S. Treasury futures contracts and options on Treasury futures contracts. The Company entered into mandatory forward, option and futures contracts totaling approximately $2.4 billion and $1.2 billion at December 31, 1998 and 1997, respectively, to reduce interest rate risk on certain mortgage loans held for sale and other commitments. The forward contracts provide for the delivery of securities at a specified future date at a specified price or yield. In the event the counterparty is unable to meet its contractual obligations, the Company may be exposed to the risk of selling mortgage loans at prevailing market prices. The effect of these contracts was considered in the lower of cost or market calculation of mortgage loans held for sale.

The Company has committed to originate approximately $1.1 billion and $612 million of mortgage loans at December 31, 1998 and 1997, respectively, subject to borrowers meeting the Company's underwriting guidelines. These commitments call for the Company to fund such loans at a future date with a specified rate at a specified price. Because the borrowers are not obligated to close the loans, the Company is exposed to risks that it may not have sufficient mortgage loans to deliver to its mandatory forward contracts and, thus, would be obligated to purchase mortgage loans at prevailing market rates to meet such commitments. Conversely, the Company is exposed to the risk that more loans than expected will close, and the loans would then be sold at current market prices.

The Company uses interest rate floors and options on futures contracts in hedging a portion of its portfolio of mortgage servicing rights from prepayment risk associated with changes in interest rates. The Company had entered into interest rate floor and option contracts with a notional value of $6.3 billion and $3.1 billion at December 31, 1998 and 1997, respectively. The floors and contracts provide for the receipt of payments when interest rates are below predetermined interest rate levels. The premiums paid for floors are included in other assets in the Company's consolidated statements of financial position.

The Company enters into currency exchange swap agreements to convert certain foreign denominated fixed rate assets into U.S. dollar denominated fixed rate assets and eliminate the exposure to future currency volatility on those securities. At December 31, 1998, the Company had various foreign currency exchange agreements with maturities ranging from 1999 to 2018, with an aggregate notional amount involved of approximately $486 million and the credit exposure was $35 million. At December 31, 1997, such maturities ranged from 1998 to 2018 with an aggregate notional amount of approximately $410 million and a credit exposure of $17 million. The average unexpired term of the swaps was approximately seven years at both December 31, 1998 and 1997.


5. Closed Block

Summarized financial information of the Closed Block as of and for the six-month period from formation to December 31, 1998, is as follows (in millions):

   Assets
   Fixed maturities, available-for-sale                            $1,722
   Mortgage loans                                                   1,063
   Policy loans                                                       741
   Other investments                                                    1
   Accrued investment income                                           60
   Deferred policy acquisition costs                                  649
   Other assets                                                        15
                                                                ===========
                                                                   $4,251
                                                                ===========

   Liabilities
   Future policy benefits and claims                               $4,668
   Other policyholder funds                                             6
   Policyholder dividends payable                                     393
   Other liabilities                                                  232
                                                                ===========
                                                                   $5,299
                                                                ===========

   Revenues and expenses
   Premiums                                                       $   390
   Net investment income                                              127
   Other income                                                         1
   Benefits, claims and settlement expenses                          (306)
   Dividends to policyholders                                        (143)
   Operating expenses                                                 (56)
                                                                ===========
   Contribution from the Closed Block (before income taxes)      $     13
                                                                ===========


6. Accident and Health Reserves

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):
                                                  Year ended December 31
                                            1998          1997          1996
                                           ------------------------------------

   Balance at beginning of year            $   770       $   800       $   810

   Incurred:
     Current year                            1,922         2,723         3,051
     Prior years                               (14)          (21)          (29)
                                           ------------------------------------
                                           ------------------------------------
   Total incurred                            1,908         2,702         3,022

   Reclassification for subsidiary merger
     (see Note 2)                              155             -             -
   Payments:
     Current year                            1,523         2,235         2,535
     Prior years                               359           497           497
                                           ------------------------------------
   Total payments                            2,037         2,732         3,032
                                           ------------------------------------

   Balance at end of year:
     Current year                              349           476           516
     Prior years                               292           294           284
                                           ------------------------------------
                                           ====================================
   Total balance at end of year            $   641       $   770       $   800
                                           ====================================

The activity summary in the liability for unpaid accident and health claims shows a decrease of $14 million, $21 million and $29 million to the December 31, 1997, 1996 and 1995 liability for unpaid accident and health claims, respectively, arising in prior years. Such liability adjustments, which affected current operations during 1998, 1997 and 1996, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims.


7. Debt

The components of debt as of December 31, 1998 and December 31, 1997 are as follows (in millions):

                                                          December 31
                                                     1998           1997
                                                 ------------------------------

      7.875% notes payable, due 2024                  $199          $199
      8% notes payable, due 2044                        99            99
      Mortgages and other notes payable                373           161
                                                 ==============================
      Total debt                                      $671          $459
                                                 ==============================

On March 10, 1994, the Company issued $300 million of surplus notes, including $200 million due March 1, 2024 at a 7.875% annual interest rate and the remaining $100 million due March 1, 2044 at an 8% annual interest rate. No affiliates of the Company hold any portion of the notes. The discount and direct costs associated with issuing these notes are being amortized to expense over their respective terms using the interest method. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the Commissioner) and only to the extent that the Company has sufficient surplus earnings to make such payments. For each of the years ended December 31, 1998, 1997 and 1996, interest of $24 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024 may be redeemed at the Company's election on or after March 1, 2004 in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044 may be redeemed at the Company's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The mortgages and other notes payable are financings for real estate developments. The Company has obtained loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 1998 range from $1 million to $39.1 million per development with interest rates generally ranging from 6.6% to 9.3%. Outstanding principal balances as of December 31, 1997 range from $1 million to $10.7 million per development with interest rates generally ranging from 6.6% to 8.0%.

At December 31, 1998, future annual maturities of debt are as follows (in millions):

   1999                                       $150
   2000                                          9
   2001                                          8
   2002                                          8
   2003                                          9
   Thereafter                                  487
                                           ----------
                                           ==========
   Total future maturities of debt            $671
                                           ==========

Cash paid for interest for 1998, 1997 and 1996 was $97 million, $67 million and $79 million, respectively.

The Company issues commercial paper periodically to meet its short-term financing needs and also has credit facilities with various banks. The Company had outstanding credit borrowings of $200 million and $225 million at December 31, 1998 and 1997, respectively. These outstanding borrowings are included in other liabilities in the consolidated statements of financial position.


8. Income Taxes

The Company's income tax expense (benefit) is as follows (in millions):

                                        Year ended December 31
                                  1998          1997          1996
                                 ---------------------------------------
   Current income taxes:
     Federal                      $ (80)          $144          $145
     State and foreign               10              3            (1)
     Net realized capital gains     107             11           210
                                 ---------------------------------------
   Total current income taxes        37            158           354
   Deferred income taxes              7             83           (50)
                                 =======================================
   Total income taxes               $44           $241          $304
                                 =======================================



The Company's provision for income taxes may not have the customary relationship of taxes to income. Differences between the prevailing corporate income tax rate of 35% times the pre-tax income and the Company's effective tax rate on pre-tax income are generally due to inherent differences between income for financial reporting purposes and income for tax purposes, and the establishment of adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions. A reconciliation between the corporate income tax rate and the effective tax rate is as follows:
                                                 Year ended December 31
                                            1998          1997          1996
                                           -----------------------------------

   Statutory corporate tax rate              35%           35%           35%
   Dividends received deduction              (4)           (2)           (1)
   Interest exclusion from taxable income    (1)           (1)           (1)
   Resolution of prior year tax issues      (20)            -             -
   Other                                     (4)            3             4
                                           -----------------------------------
   Effective tax rate                         6%           35%           37%
                                           ===================================

Significant components of the Company's net deferred income taxes are as follows
   (in millions):
                                                                 December 31
                                                             1998       1997
                                                            -------------------
   Deferred income tax assets (liabilities):
     Insurance liabilities                                   $ 171      $ 179
     Deferred policy acquisition costs                        (331)      (341)
     Net unrealized gains on available for sale securities    (390)      (560)
     Other                                                      53        (81)
                                                            ===================
                                                             $(497)     $(803)
                                                            ===================

The Internal Revenue Service (the Service) has completed examination of the consolidated federal income tax returns of the Company and affiliated companies through 1992. The Service is completing their examination of the Company's returns for 1993 and 1994. The Service has also begun to examine returns for 1995 and 1996. The Company believes that there are adequate defenses against or sufficient provisions for any challenges.

Undistributed earnings of certain foreign subsidiaries are considered indefinitely reinvested by the Company. A tax liability will be recognized when the Company expects distribution of earnings in the form of dividends, sale of the investment or otherwise.

Cash paid for income taxes was $309 million in 1998, $143 million in 1997 and $285 million in 1996.


9. Employee and Agent Benefits

The Company has defined benefit pension plans covering substantially all of its employees and certain agents. The employees and agents are generally first eligible for the pension plans when they reach age 21. The pension benefits are based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of pension benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and any change in unfunded accrued liability over a 30-year period as a percentage of compensation.

The Company also provides certain health care, life insurance and long-term care benefits for retired employees. Substantially all employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with the Company. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and an accrued liability over a 30-year period as a percentage of compensation.

The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, is as follows (in millions):

                                                                           Other Postretirement Benefits
                                              Pension Benefits
                                      ----------------------------------   -------------------------------
                                           Year ended December 31              Year ended December 31
                                        1998       1997        1996          1998       1997       1996
                                      --------- ----------- ------------   ---------- ---------- ---------
   Change in benefit obligation
   Benefit obligation at beginning      $(700)     $(732)      $(670)        $(214)     $(218)     $(212)
     of year
   Service cost                           (34)       (41)        (38)          (12)       (12)       (12)
   Interest cost                          (50)       (52)        (46)          (15)       (16)       (15)
   Plan amendment                           -          -         (16)            -          -          -
   Actuarial gain (loss)                  (79)        97          19            22         22         14
   Curtailment adjustment                   -          7           -             -          -          -
   Benefits paid                           36         21          19            13         10          7
                                      ========= =========== ============   ========== ========== =========
   Benefit obligation at end of year    $(827)     $(700)      $(732)        $(206)     $(214)     $(218)
                                      ========= =========== ============   ========== ========== =========


                                                                                   Other Postretirement Benefits
                                                   Pension Benefits
                                         --------------------------------------    ------------------------------
                                                Year ended December 31                Year ended December 31
                                            1998        1997          1996          1998       1997       1996
                                         ----------- ------------ -------------   ---------- ---------- ----------
   Change in plan assets
   Fair value of plan assets at
     beginning of year                      $980         $841         $723          $300        $247       $208
   Actual return on plan assets               23          130          118            15          41         32
   Employer contribution                      26           26           20            26          25         17
   Benefits paid                             (36)         (17)         (20)          (15)        (13)       (10)
                                         ----------- ------------ -------------   ---------- ---------- ----------
   Fair value of plan assets at end of      $993         $980         $841          $326        $300       $247
     year
                                         =========== ============ =============   ========== ========== ==========

   Funded status                            $166         $280         $109          $120        $ 86       $ 29
   Unrecognized net actuarial gain           (38)        (182)         (29)          (71)        (53)       (10)
   Unrecognized prior service cost            12           14           17             -           -          -
   Unamortized transition obligation         (37)         (49)         (60)            8          12         17
                                         ----------- ------------ -------------   ---------- ---------- ----------
   Prepaid benefit cost                     $103         $ 63         $ 37          $ 57        $ 45       $ 36
                                         =========== ============ =============   ========== ========== ==========

   Weighted-average assumptions as of
   December 31
   Discount rate                            6.75%        7.25%        7.25%          6.75%      7.25%      7.25%

   Components of net periodic benefit
     cost
   Service cost                             $ 34         $ 41         $ 38          $ 12        $ 12       $ 12
   Interest cost                              50           52           46            15          16         15
   Expected return on plan assets            (75)         (80)        (119)          (16)        (16)       (13)
   Amortization of prior service cost          1            1            1             -           -          -
   Amortization of transition (asset)
     obligation                              (11)         (11)         (11)            4           4          4
   Recognized net actuarial loss (gain)       (8)           2           52            (1)          -          -
                                         ----------- ------------ -------------   ---------- ---------- ----------
   Net periodic benefit cost (income)       $ (9)        $  5         $  7          $ 14        $ 16       $ 18
                                         =========== ============ =============   ========== ========== ==========

For 1998, 1997 and 1996, the expected long-term rates of return on plan assets for pension benefits were approximately 5%, 5% and 6.2%, respectively (after estimated income taxes) for those trusts subject to income taxes. For trusts not subject to income taxes, the expected long-term rates of return on plan assets were approximately 8.1%, 8.1% and 9.6% for 1998, 1997 and 1996, respectively. The assumed rate of increase in future compensation levels varies by age for both the qualified and non-qualified pension plans.

For 1998, 1997 and 1996, the expected long-term rates of return on plan assets for other post-retirement benefits were approximately 5%, 5% and 6.2%, respectively (after estimated income taxes) for those trusts subject to income taxes. For trusts not subject to income taxes, the expected long-term rates of return on plan assets were approximately 8.1%, 8.2% and 9.5% for 1998, 1997 and 1996, respectively. These rates of return on plan assets vary by benefit type and employee group.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 8.75% in 1998 and declines to an ultimate rate of 6% in 2025. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

                                             1-Percentage-     1-Percentage-
                                            Point Increase    Point Decrease
                                            ---------------   ---------------
   Effect on total of service and
     interest cost components                    $ 9               $ (6)
   Effect on accumulated postretirement
     benefit obligation                          $43               $(34)

In addition, the Company has defined contribution plans that are generally available to all employees and agents who are age 21 or older. Eligible participants may contribute up to 20% of their compensation, to a maximum of $10,000 annually to the plans in 1998. Eligible participants were able to contribute up to 15% of their compensation, to a maximum of $9,500 annually to the plans in 1997 and 1996. The Company matches the participant's contribution at a 50% contribution rate up to a maximum Company contribution of 2% of the participant's compensation. The Company contributed $11 million in 1998, $15 million in 1997 and $13 million in 1996 to these defined contribution plans.


10. Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. To minimize the possibility of losses, the Company evaluates the financial condition of its reinsurers and continually monitors concentrations of credit risk.

The effect of reinsurance on premiums and annuity and other considerations and benefits, claims and settlement expenses is as follows (in millions):

                                                      Year ended December 31
                                            1998           1997         1996
                                           -----------------------------------
                                           -----------------------------------

Premiums and annuity and other
considerations:
     Direct                                $3,380         $4,601       $5,034
     Assumed                                   59            106          116
     Ceded                                    (30)           (39)         (29)
                                           ===================================
Net premiums and annuity and other
considerations                             $3,409         $4,668       $5,121
                                           ===================================
                                           ===================================

Benefits, claims and settlement expenses:
     Direct                                $4,739         $5,596       $6,003
     Assumed                                   66            102          109
     Ceded                                    (28)           (66)         (25)
                                           ===================================
Net benefits, claims and
     settlement expenses                   $4,777         $5,632       $6,087
                                           ===================================

Effective July 1, 1998, the Company no longer participates in reinsurance pools related to the Federal Employee Group Life Insurance and Service Group Life Insurance programs. In 1997, the premium assumed from these arrangements was approximately $85 million.


11. Other Commitments and Contingencies

The Company, as a lessor, leases industrial, office, retail and other wholly owned investment real estate properties under various operating leases. Rental income for all operating leases totaled $362 million in 1998, $344 million in 1997 and $310 million in 1996. At December 31, 1998, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

                                     Held for Sale    Held for     Total Rental
                                                     Investment     Commitments
                                     -------------------------------------------
   1999                                  $150          $   172         $   322
   2000                                   127              162             289
   2001                                   103              140             243
   2002                                    77              117             194
   2003                                    49               99             148
   Thereafter                             152              758             910
                                     ===========================================
Total future minimum lease receipts      $658           $1,448           $2,106
                                     ===========================================


The Company, as a lessee, leases office space, data processing equipment, corporate aircraft and office furniture and equipment under various operating leases. Rental expense for all operating leases totaled $60 million in 1998 and $84 million in both 1997 and 1996. At December 31, 1998, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1999                                                   $  44
   2000                                                      38
   2001                                                      28
   2002                                                      22
   2003                                                      14
   Thereafter                                                17
                                                        -----------
                                                            163
   Less future sublease rental income on these
     noncancelable leases                                     6
                                                        ===========
   Total future minimum lease payments                     $157
                                                        ===========

The Company is a defendant in various legal actions arising in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from the resolution of such actions would not have a material effect on the Company's consolidated financial statements.

The Company is also subject to insurance guarantee laws in the states in which it writes business. These laws provide for assessments against insurance companies  for the  benefit  of  policyowners  and  claimants  in the  event  of insolvency of other insurance companies. The assessments may be partially recovered through a reduction in future premium taxes in some states. At
December 31, 1998 and 1997, approximately $9 million and $6 million, respectively, is accrued in other liabilities in the consolidated statements of financial position for possible guarantee fund assessments for which notices have not been received and the Company does not anticipate receiving a premium tax credit.


12. Fair Value of Financial Instruments

The following discussion describes the methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments. Certain financial instruments, particularly policyowner liabilities other than investment contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about the Company's business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by the Company from public quotations, when available. Private placement securities and other fixed maturities and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.

The fair values for assets classified as policy loans, other investments, cash and cash equivalents and accrued investment income in the accompanying consolidated statements of financial position approximate their carrying amounts.

The fair values of the Company's reserves and liabilities for investment-type insurance contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyowner liabilities appearing in the consolidated statements of financial position) are estimated using discounted cash flow analyses (based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued). The fair values for the Company's insurance contracts (insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk), other than investment-type contracts, are not required to be disclosed. The Company does consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on the Company's incremental borrowing rate for similar borrowing arrangements.

The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997, are as follows (in millions):

                                                             1998                         1997
                                                  ---------------------------  ----------------------------
                                                     Carrying       Fair         Carrying        Fair
                                                      Amount        Value         Amount         Value
                                                  ---------------------------  ----------------------------
   Assets (liabilities)
   Fixed maturities (see Note 3)                      $21,006       $21,006        $21,546      $21,546
   Equity securities (see Note 3)                       1,102         1,102          1,273        1,273
   Mortgage loans                                      12,091        12,711         13,286       14,010
   Policy loans                                            25            25            749          749
   Other investments                                      349           349            130          130
   Cash and cash equivalents                              461           461            546          546
   Accrued investment income                              375           375            457          457
   Financial instruments included in Closed
     Block (see Note 5)                                 3,587         3,652              -            -
   Investment-type insurance contracts                (22,127)      (21,606)       (22,115)     (22,637)
   Debt                                                  (671)         (708)          (459)        (486)


13. Statutory Insurance Financial Information

The Company prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Currently "prescribed" statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted  accounting  practices  on  statutory  surplus  is not  material.  The accounting practices used to prepare statutory financial statements for regulatory filings differ in certain instances from GAAP. Prescribed or permitted statutory accounting practices are used by state insurance departments to regulate the Company.

The NAIC has adopted the Codification of Statutory Accounting Principles (Codification), the result of which is expected to constitute the primary source of "prescribed" statutory accounting practices assuming formal adoption by Iowa regulatory authorities. If adopted as proposed, the codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled within those states. The impact on the Company's statutory financial statements has not been determined at this time.

Life/Health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 1998, the Company meets the RBC requirements.

The following summary reconciles the assets and stockholder's equity at December 31, 1998, 1997 and 1996, and net income for the years ended December 31, 1998, 1997 and 1996, in accordance with statutory reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa with that reported in these consolidated GAAP financial statements (in millions):

                                                                             Stockholder's
                                                                  Assets        Equity        Net Income
                                                               ---------------------------------------------
                                                               ---------------------------------------------
   December 31, 1998
   As reported in accordance with statutory accounting
     practices - unconsolidated                                   $70,096         $3,032         $511
   Additions (deductions):
     Unrealized gain on fixed maturities available-for-sale           997            997            -
     Other investment adjustments                                   1,620          1,081          176
     Adjustments to insurance reserves and dividends                 (169)          (192)         (56)
     Deferral of policy acquisition costs                           1,105          1,105            -
     Surplus note reclassification as debt                              -           (298)           -
     Provision for deferred federal income taxes and other
       tax reclassifications                                            -           (475)         165
     Other - net                                                      294            219         (101)
                                                               =============================================
   As reported in these consolidated GAAP financial statements
                                                                  $73,943         $5,469         $695
                                                               =============================================

   December 31, 1997
   As reported in accordance with statutory accounting
     practices - unconsolidated                                   $63,957         $2,811         $432
   Additions (deductions):
     Unrealized gain on fixed maturities available-for-sale         1,176          1,176            -
     Other investment adjustments                                     853          1,141           27
     Adjustments to insurance reserves and dividends                 (173)          (131)         (41)
     Deferral of policy acquisition costs                           1,057          1,057           43
     Surplus note reclassification as debt                              -           (298)           -
     Provision for deferred federal income taxes and other
       tax reclassifications                                            -           (643)           7
     Other - net                                                      184            171          (14)
                                                               ---------------------------------------------
                                                               =============================================
   As reported in these consolidated GAAP financial statements
                                                                  $67,054         $5,284         $454
                                                               =============================================



                                                                                  Stockholder's
                                                                  Assets          Equity         Net Income
                                                               ---------------------------------------------
   December 31, 1996
   As reported in accordance with statutory accounting
     practices - unconsolidated                                   $56,837         $2,504         $415
   Additions (deductions):
     Unrealized gain on fixed maturities available-for-sale           964            964            -
     Other investment adjustments                                     355            901           53
     Adjustments to insurance reserves and dividends                 (156)          (115)         (41)
     Deferral of policy acquisition costs                           1,058          1,058           38
     Surplus note reclassification as debt                              -           (298)           -
     Provision for deferred federal income taxes and other
       tax reclassifications                                           (6)          (493)          60
     Other - net                                                       90            133            1
                                                               =============================================
   As reported in these consolidated GAAP financial statements
                                                                  $59,142         $4,654         $526
                                                               =============================================


14. Dividends

On December 1, 1998, the Company's Board of Directors declared dividends comprising cash and other assets totaling $200 million to its sole shareholder, Principal Financial Services, Inc. At December 31, 1998, $140 million of the dividends have been paid and the remaining balance is reported in other liabilities.


15. Year 2000 Issues (Unaudited)

In 1995, the Company began investigating the potential impact of the Year 2000 on its systems, procedures, customers and business processes. The Year 2000 assessment provided information used to determine what system components must be changed or replaced to minimize the impact of the calendar change from 1999 to 2000.

The Company will continue to use internal and external resources to modify, replace, and test its systems. Management estimates 100% of the identified modifications to mission critical systems and 99% of the identified modifications to other systems have been completed for its Year 2000 project. The project completion is scheduled to occur prior to any anticipated impact on the Company operations. The total cost for the project is estimated to be $20 million, with the costs being expensed as incurred until completion.

The Company faces the risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with the Company due to the third party's inability to resolve its own Year 2000 issues. The Company has completed its inventory of external relationships and is attempting to determine the overall Year 2000 readiness of its external relationships. The Company is engaged in discussions with the third parties and is requesting information as to those parties' Year 2000 plans and state of readiness. The Company, however, does not have sufficient information at the current time to predict whether all of its external relationships will be Year 2000 ready.

While the Company believes that it has addressed its Year 2000 concerns, the Company has begun to develop contingency/recovery plans aimed at ensuring the continuity of critical business functions before, on and after December 31, 1999. The Company expects contingency/recovery planning to be substantially complete by April 1, 1999. The Year 2000 contingency plans will be reviewed periodically throughout 1999 and revised as needed. The Company believes its Year 2000 contingency plans coupled with existing "disaster recovery" and "business resumption" plans minimize the impact Year 2000 issues may have on the organization.

The process the Company is using encourages the developers of the contingency plans to look beyond traditional systems problems which may include supply chain issues, economic conditions, social changes, political aspects and other factors which could influence the success of the business and customers.

                                   APPENDIX A

The following tables illustrate how the policy value, surrender value and death proceeds of the Policy may change with the investment experience of the Investment Accounts. The tables show how these amounts in the Policy vary over time if planned periodic premiums are paid annually and if the investment return of the assets in the Investment Accounts were a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The death benefits and values would be different from those shown if the return averaged 0%, 6% or 12%, but fluctuated above and below those averages during the year. Both death benefit option 1 and option 2 are illustrated.

The illustrations reflect a hypothetical Policy issued to a 55 year-old male preferred non-smoker and a 50 year-old female preferred non-smoker. Illustrations for younger insureds would be more favorable than those presented. Illustrations for older insureds or for smokers would be less favorable.
     o Illustrations 1 and 3 reflect current administrative and cost of insurance charges.
     o Illustrations 2 and 4 reflect the guaranteed maximum administration and cost of insurance charges.

The  illustrations  reflect all Policy  charges  including:
     o    deductions from premiums for sales load and state and federal taxes;
     o    monthly administration charges;
     o    cost of insurance charge;
     o    mortality and expense risks charge; and
     o surrender charges that may be deducted if the Policy were fully surrendered or lapsed.

In addition, the illustrations reflect the average of fees and expenses of the Investment Accounts available through the Policy during the fiscal year ending December 31, 1998. The Manager has agreed to reimburse operating expenses of certain Accounts, if necessary, to limit total operating expenses for those Accounts during the year ending December 31, 1999. The caps, if necessary, will provide that total Account annual expenses will not exceed the rates shown:
MicroCap 1.06%, MidCap Growth 0.96%, SmallCap Growth 1.06% and SmallCap Value 1.16%. Actual total operating expenses for the period from May 1, 1998 (date shares first offered to the public) through December 31, 1998 were as follows:
MicroCap 1.38%, MidCap Growth 1.27, SmallCap Growth 1.31% and SmallCap Value 1.56%. The Manager has also agreed to reimburse operating expenses of the Stock Index 500 Account, if necessary, to limit total operating expenses during the year ending December 31, 1999 to 0.40%. The Stock Index 500 Account was first offered to the public on May 1, 1999. The effect of the reimbursements will be to reduce the Accounts' annual operating expenses and increase their total returns. If the reimbursement program is discontinued, annual operating expenses of the effected Accounts may increase thus decreasing the Account's total return.

There is no assurance that the fee reimbursement program will continue beyond 1999. In the future, fees and expenses of the Accounts may be more or less than those shown. Such changes would make the operating expenses actually incurred by an Account differ from the average rate used in the illustrations.

The illustrations are based on the assumption that:
     o    payments are made according to the $16,000 annual premium schedule;
     o    no values are allocated to the Fixed Account;
     o    no changes are made to the death benefit option or face amount;
     o    no policy loans and/or partial surrenders are made; and
     o    no riders are in effect.

Upon request, we will prepare a comparable illustration based upon the proposed insureds' actual age, gender, smoking status, risk classification and desired Policy features. For those illustrations, you have option of selecting which Investment Accounts (and their specific fees and expenses) are used. If no selection is made, the illustration is run using a hypothetical average.

In advertisements or sales literature for the Policies that include performance data for one or more of the Investment Accounts, we may include policy values, surrender values and death benefit figures computed using the same methods that were used in creating the following illustrations. However, the actual average total rate of return for the specific Investment Account(s) will be used instead of the average used in the following illustrations. This information may be shown in the form of graphs, charts, tables and examples. It may include data for periods prior to the offering of the Policy for an Account that has had performance during such prior period (with policy charges assumed to be equal to current charges for any period(s) prior to the offering of the Policy).



Illustration 1                        PRINCIPAL LIFE INSURANCE COMPANY                                Initial Face Amount $1,000,000
                                     SURVIVORSHIP VARIABLE UNIVERSAL LIFE                             Death Benefit Option 1
PLANNED PREMIUM $16,000    MALE AGE 55 PREFERRED NON-SMOKER, FEMALE AGE 50 PREFERRED NON-SMOKER
                                          ASSUMING CURRENT CHARGES
------------------------------------------------------------------------------------------------------------------------------------
                              Death Benefit (2)                 Accumulated Value (2)                 Surrender Value (2)
                        Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
                        Annual Investment Return of          Annual Investment Return of          Annual Investment Return of
                    ------------------------------------ ------------------------------------ ------------------------------------
End of Accumulated       0%         6%          12%           0%         6%          12%          0%          6%          12%
 Year  Premiums (1) (-.82% Net) (5.18% Net) (11.18% Net) (-.82% Net) (5.18% Net) (11.18% Net) (-.82% Net) (5.18% Net) (11.18% Net)
 ----  ------------ ----------- ----------- ------------ ----------- ----------- ------------ ----------- ----------- ------------

   1    $   16,800   $1,000,000  $1,000,000  $1,000,000    $ 13,641    $ 14,487   $   15,333    $  4,141    $  4,987   $    5,833
   2        34,440    1,000,000   1,000,000   1,000,000      26,940      29,470       32,101      17,440      19,970       22,601
   3        52,962    1,000,000   1,000,000   1,000,000      39,879      44,947       50,426      30,379      35,447       40,926
   4        72,410    1,000,000   1,000,000   1,000,000      52,436      60,911       70,439      42,936      51,411       60,939
   5        92,831    1,000,000   1,000,000   1,000,000      64,587      77,356       92,289      55,087      67,856       82,789
   6       114,272    1,000,000   1,000,000   1,000,000      76,308      94,272      116,134      67,260      85,225      107,087
   7       136,786    1,000,000   1,000,000   1,000,000      87,585     111,665      142,172      79,443     103,523      134,029
   8       160,425    1,000,000   1,000,000   1,000,000      98,684     129,818      170,892      91,899     123,032      164,106
   9       185,246    1,000,000   1,000,000   1,000,000     109,599     148,757      202,566     104,623     143,781      197,590
  10       211,309    1,000,000   1,000,000   1,000,000     120,924     169,347      238,675     118,210     166,633      235,961
  11       238,674    1,000,000   1,000,000   1,000,000     133,212     192,080      279,889     133,212     192,080      279,889
  12       267,408    1,000,000   1,000,000   1,000,000     145,331     215,894      325,558     145,331     215,894      325,558
  13       297,578    1,000,000   1,000,000   1,000,000     157,267     240,834      376,163     157,267     240,834      376,163
  14       329,257    1,000,000   1,000,000   1,000,000     169,003     266,938      432,234     169,003     266,938      432,234
  15       362,520    1,000,000   1,000,000   1,000,000     180,520     294,250      494,366     180,520     294,250      494,366
  20       555,508    1,000,000   1,000,000   1,072,994     238,864     455,121      924,995     238,864     455,121      924,995
  25       801,815    1,000,000   1,000,000   1,757,091     286,536     654,669    1,642,141     286,536     654,669    1,642,141
  30     1,116,173    1,000,000   1,000,000   2,975,251     311,089     904,421    2,833,572     311,089     904,421    2,833,572

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates or return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 2                        PRINCIPAL LIFE INSURANCE COMPANY                                Initial Face Amount $1,000,000
                                     SURVIVORSHIP VARIABLE UNIVERSAL LIFE                             Death Benefit Option 1
PLANNED PREMIUM $16,000    MALE AGE 55 PREFERRED NON-SMOKER, FEMALE AGE 50 PREFERRED NON-SMOKER
                                          ASSUMING CURRENT CHARGES
------------------------------------------------------------------------------------------------------------------------------------
                              Death Benefit (2)                 Accumulated Value (2)                 Surrender Value (2)
                        Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
                        Annual Investment Return of          Annual Investment Return of          Annual Investment Return of
                    ------------------------------------ ------------------------------------ ------------------------------------
End of Accumulated       0%         6%          12%           0%         6%          12%          0%          6%          12%
 Year  Premiums (1) (-.82% Net) (5.18% Net) (11.18% Net) (-.82% Net) (5.18% Net) (11.18% Net) (-.82% Net) (5.18% Net) (11.18% Net)
 ----  ------------ ----------- ----------- ------------ ----------- ----------- ------------ ----------- ----------- ------------


  1     $   16,800   $1,000,000  $1,000,000  $1,000,000    $ 13,522   $ 14,364    $   15,207    $  4,022   $  4,864    $    5,707
  2         34,440    1,000,000   1,000,000   1,000,000      26,704     29,219        31,835      17,204     19,719        22,335
  3         52,962    1,000,000   1,000,000   1,000,000      39,527     44,562        50,005      30,027     35,062        40,505
  4         72,410    1,000,000   1,000,000   1,000,000      51,970     60,386        69,849      42,470     50,886        60,349
  5         92,831    1,000,000   1,000,000   1,000,000      64,010     76,685        91,511      54,510     67,185        82,011
  6        114,272    1,000,000   1,000,000   1,000,000      75,620     93,449       115,149      66,572     84,401       106,102
  7        136,786    1,000,000   1,000,000   1,000,000      86,770    110,664       140,940      78,628    102,522       132,797
  8        160,425    1,000,000   1,000,000   1,000,000      97,430    128,318       169,077      90,644    121,532       162,291
  9        185,246    1,000,000   1,000,000   1,000,000     107,565    146,392       199,779     102,589    141,416       194,803
 10        211,309    1,000,000   1,000,000   1,000,000     117,717    165,688       234,449     115,002    162,974       231,735
 11        238,674    1,000,000   1,000,000   1,000,000     127,567    185,785       272,816     127,567    185,785       272,816
 12        267,408    1,000,000   1,000,000   1,000,000     136,761    206,366       314,945     136,761    206,366       314,945
 13        297,578    1,000,000   1,000,000   1,000,000     145,206    227,381       361,227     145,206    227,381       361,227
 14        329,257    1,000,000   1,000,000   1,000,000     152,792    248,771       412,112     152,792    248,771       412,112
 15        362,520    1,000,000   1,000,000   1,000,000     159,399    270,470       468,128     159,399    270,470       468,128
 20        555,508    1,000,000   1,000,000   1,000,000     172,661    381,315       852,207     172,661    381,315       852,207
 25        801,815    1,000,000   1,000,000   1,603,639     130,263    487,725     1,498,728     130,263    487,725     1,498,728
 30      1,116,173                1,000,000   2,692,362                569,867     2,564,154                569,867     2,564,154

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates or return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 3                        PRINCIPAL LIFE INSURANCE COMPANY                                Initial Face Amount $1,000,000
                                     SURVIVORSHIP VARIABLE UNIVERSAL LIFE                             Death Benefit Option 2
PLANNED PREMIUM $16,000    MALE AGE 55 PREFERRED NON-SMOKER, FEMALE AGE 50 PREFERRED NON-SMOKER
                                          ASSUMING CURRENT CHARGES
------------------------------------------------------------------------------------------------------------------------------------
                              Death Benefit (2)                 Accumulated Value (2)                 Surrender Value (2)
                        Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
                        Annual Investment Return of          Annual Investment Return of          Annual Investment Return of
                    ------------------------------------ ------------------------------------ ------------------------------------
End of Accumulated       0%         6%          12%           0%         6%          12%          0%          6%          12%
 Year  Premiums (1) (-.82% Net) (5.18% Net) (11.18% Net) (-.82% Net) (5.18% Net) (11.18% Net) (-.82% Net) (5.18% Net) (11.18% Net)
 ----  ------------ ----------- ----------- ------------ ----------- ----------- ------------ ----------- ----------- ------------

   1    $   16,800   $1,013,640  $1,014,486   $1,015,333   $ 13,640    $ 14,486    $   15,333   $  4,140    $  4,986   $    5,833
   2        34,440    1,026,935   1,029,464    1,032,094     26,935      29,464        32,094     17,435      19,964       22,594
   3        52,962    1,039,859   1,044,924    1,050,400     39,859      44,924        50,400     30,359      35,424       40,900
   4        72,410    1,052,388   1,060,855    1,070,374     52,388      60,855        70,374     42,888      51,355       60,874
   5        92,831    1,064,491   1,077,238    1,092,145     64,491      77,238        92,145     54,991      67,738       82,645
   6       114,272    1,076,133   1,094,051    1,115,856     76,133      94,051       115,856     67,085      85,003      106,808
   7       136,786    1,087,296   1,111,285    1,141,675     87,296     111,285       141,675     79,153     103,143      133,532
   8       160,425    1,098,266   1,129,246    1,170,114     98,266     129,246       170,114     91,480     122,461      163,328
   9       185,246    1,109,037   1,147,956    1,201,431    109,037     147,956       201,431    104,061     142,980      196,455
  10       211,309    1,120,197   1,168,270    1,237,083    120,197     168,270       237,083    117,483     165,556      234,369
  11       238,674    1,132,300   1,190,671    1,277,720    132,300     190,671       277,720    132,300     190,671      277,720
  12       267,408    1,144,208   1,214,091    1,322,664    144,208     214,091       322,664    144,208     214,091      322,664
  13       297,578    1,155,906   1,238,560    1,372,359    155,906     238,560       372,359    155,906     238,560      372,359
  14       329,257    1,167,370   1,264,102    1,427,289    167,370     264,102       427,289    167,370     264,102      427,289
  15       362,520    1,178,574   1,290,738    1,487,986    178,574     290,738       487,986    178,574     290,738      487,986
  20       555,508    1,235,703   1,448,063    1,908,962    235,703     448,063       908,962    235,703     448,063      908,962
  25       801,815    1,278,938   1,634,919    2,596,692    278,938     634,919     1,596,692    278,938     634,919    1,596,692
  30     1,116,173    1,289,133   1,836,584    3,703,530    289,133     836,584     2,703,530    289,133     836,584    2,703,530

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates or return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 4                        PRINCIPAL LIFE INSURANCE COMPANY                                Initial Face Amount $1,000,000
                                     SURVIVORSHIP VARIABLE UNIVERSAL LIFE                             Death Benefit Option 2
PLANNED PREMIUM $16,000    MALE AGE 55 PREFERRED NON-SMOKER, FEMALE AGE 50 PREFERRED NON-SMOKER
                                          ASSUMING CURRENT CHARGES
------------------------------------------------------------------------------------------------------------------------------------
                              Death Benefit (2)                 Accumulated Value (2)                 Surrender Value (2)
                        Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
                        Annual Investment Return of          Annual Investment Return of          Annual Investment Return of
                    ------------------------------------ ------------------------------------ ------------------------------------
End of Accumulated       0%         6%          12%           0%         6%          12%          0%          6%          12%
 Year  Premiums (1) (-.82% Net) (5.18% Net) (11.18% Net) (-.82% Net) (5.18% Net) (11.18% Net) (-.82% Net) (5.18% Net) (11.18% Net)
 ----  ------------ ----------- ----------- ------------ ----------- ----------- ------------ ----------- ----------- ------------

  1     $   16,800   $1,013,521  $1,014,363  $1,015,206    $ 13,521    $ 14,363   $   15,206    $  4,021    $  4,863    $    5,706
  2         34,440    1,026,698   1,029,213   1,031,828      26,698      29,213       31,828      17,198      19,713        22,328
  3         52,962    1,039,508   1,044,540   1,049,980      39,508      44,540       49,980      30,008      35,040        40,480
  4         72,410    1,051,923   1,060,331   1,069,784      51,923      60,331       69,784      42,423      50,831        60,284
  5         92,831    1,063,914   1,076,568   1,091,368      63,914      76,568       91,368      54,414      67,068        81,868
  6        114,272    1,075,446   1,093,229   1,114,873      75,446      93,229      114,873      66,398      84,182       105,825
  7        136,786    1,086,481   1,110,285   1,140,444      86,481     110,285      140,444      78,339     102,142       132,301
  8        160,425    1,096,977   1,127,700   1,168,239      96,977     127,700      168,239      90,191     120,914       161,453
  9        185,246    1,106,886   1,145,432   1,198,426     106,886     145,432      198,426     101,910     140,456       193,450
 10        211,309    1,116,732   1,164,243   1,232,332     116,732     164,243      232,332     114,018     161,529       229,617
 11        238,674    1,126,179   1,183,670   1,269,592     126,179     183,670      269,592     126,179     183,670       269,592
 12        267,408    1,134,850   1,203,341   1,310,147     134,850     203,341      310,147     134,850     203,341       310,147
 13        297,578    1,142,623   1,223,134   1,354,212     142,623     223,134      354,212     142,623     223,134       354,212
 14        329,257    1,149,360   1,242,902   1,402,007     149,360     242,902      402,007     149,360     242,902       402,007
 15        362,520    1,154,902   1,262,467   1,453,752     154,902     262,467      453,752     154,902     262,467       453,752
 20        555,508    1,158,411   1,349,537   1,780,291     158,411     349,537      780,291     158,411     349,537       780,291
 25        801,815    1,096,990   1,385,762   2,240,193      96,990     385,762    1,240,193      96,990     385,762     1,240,193
 30      1,116,173                1,288,092   2,842,972                 288,092    1,842,972                 288,092     1,842,972

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates or return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B

                                 TARGET PREMIUMS

The target premiums for the Policy are based on the joint equivalent age (JEA) of the insureds. The JEA takes into account the gender*, age, smoking status and risk classification of each insured. The calculation is as follows:

     1. Start with the unadjusted individual ages of insured #1 and insured #2. Call this (X1) and (X2) respectively.
     2.  Take  each  individual  age and adjust for gender.
         -if Male the gender adjustment is 0
         -if Female the gender adjustment is minus 5
         -if Unisex rating is used, the gender adjustment is minus 2

     3. Take resulting individual ages from step 2 and adjust for smokers if applicable.
         -if Male Smoker the smoker adjustment is plus 3
         -if Female Smoker the smoker adjustment is plus 2
         -if Unisex Smoker the smoker adjustment is plus 3

     4. Take resulting individual ages from step 3 and adjust for substandard table ratings, if any.
         -if table A rating then add 2
         -if table B rating then add 4
         -if table C rating then add 6
         -if table D rating then add 8
         -if table E rating then add 10
         -if table F rating then add 12
         -if table G rating then add 14
         -if table H rating then add 15
         -if rating is higher than table H then add 16.

     5. The result of step 4 is the adjusted individual ages of insured #1 and insured #1. Call this (X1A) and (X2A) respectively.
     6.  If (X1A) is greater than 100 then set (X1A) equal to 100.
     7.  If (X1B) is greater  than 100 then set (X1B)  equal to 100.
     8.  Take the difference between (X1A) and (X1B). Call this (XDIFF).
     9. Look up (XDIFF) on the table below to find out what to add on to youngest adjusted age.
                                          XDIFF                        ADD ON

                                    0                                     0
                                    1      to        2                    1
                                    3      to        4                    2
                                    5      to        6                    3
                                    7      to        9                    4
                                   10      to       12                    5
                                   13      to       15                    6
                                   16      to       18                    7
                                   19      to       23                    8
                                   24      to       28                    9
                                   29      to       34                   10
                                   35      to       39                   11
                                   40      to       44                   12
                                   45      to       47                   13
                                   48      to       50                   14
                                   51      to       53                   15
                                   54      to       56                   16
                                   57      to       60                   17
                                   61      to       64                   18
                                   65      to       69                   19
                                   70      to       75                   20
                                   76      to       85                   21

     10. The JEA  (Joint  Equivalent  Age) is equal to the  Minimum of (X1A) and
         (X1B) plus ADD ON from the table above.

     Example:

     Male Nonsmoker age 45 table rating A, Female Smoker age 57.

         1.  (X1) = 45 and (X2) = 57
         2.   (X1) = 45 + 0 =  45; and (X2) = 57 - 5 = 52
         3.   (X1) = 45 + 0 = 45; and (X2) = 52 + 2 = 54
         4.   (X1) = 45 + 2 = 47; and (X2) = 54 + 0 = 54
         5.   (XIA) = 47; (X2A) = 54
         6.   (XIA) is not greater than 100
         7.   (XIB) is not greater than 100
         8.   (XDIFF) = (X2A) - (X1A) = 54 - 47 = 7
         9.   ADD ON = 4
         10.  JEA = minimum of (XIA) and (X2A) + ADD ON = 47 + 4 = 51

SVUL Target Premium Rates per $1000 of Face

           JEA             Target               JEA                     Target
 less than  20              2.78                 61                      21.67
            20              2.78                 62                      22.98
            21              2.87                 63                      24.23
            22              2.95                 64                      25.41
            23              3.03                 65                      26.52
            24              3.13                 66                      27.56
            25              3.22                 67                      28.56
            26              3.32                 68                      29.53
            27              3.41                 69                      30.45
            28              3.52                 70                      31.36
            29              3.62                 71                      32.27
            30              3.73                 72                      33.17
            31              3.84                 73                      34.08
            32              3.96                 74                      35.02
            33              4.07                 75                      35.97
            34              4.24                 76                      36.95
            35              4.42                 77                      37.95
            36              4.60                 78                      38.94
            37              4.79                 79                      39.96
            38              4.99                 80                      40.99
            39              5.20                 81                      42.00
            40              5.41                 82                      42.00
            41              5.64                 83                      42.00
            42              5.87                 84                      42.00
            43              6.11                 85                      42.00
            44              6.51                 86                      42.00
            45              6.93                 87                      42.00
            46              7.38                 88                      42.00
            47              7.86                 89                      42.00
            48              8.38                 90                      42.00
            49              8.93   greater than  90                      42.00
            50              9.50
            51              10.12
            52              10.78
            53              11.49
            54              12.54
            55              13.68
            56              14.92
            57              16.22
            58              17.58
            59              18.94
            60              20.32

   * The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.